UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. ____)
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
FIRST INTERSTATE BANCSYSTEM, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

First Interstate BancSystem

Member FDIC. Equal Housing Lender.

Notice of Annual Meeting of Shareholders to be held on May 20, 2025
2025 Proxy Statement
First Interstate BancSystem, Inc.
Notice of Annual Meeting of Shareholders
Participate in the Future of First Interstate — Please Cast Your Vote

Date:	Time:	Location:
May 20, 2025	4:00 p.m. MT	First Interstate Great West Center
1800 6th Avenue North
Billings, Montana 59101
At the 2025 Annual Meeting of shareholders (the “annual meeting”), shareholders will be asked to vote on the following proposals:
1.To elect four directors;
2.To approve, on a non-binding, advisory basis, the compensation of the Company’s Named
Executive Officers; and
3.To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025.
YOUR VOTE IS IMPORTANT TO US. PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE. Shareholders of
record as of the close of business on Wednesday, March 26, 2025, are entitled to notice of and to vote at the annual meeting and any adjournments or postponements thereof. Whether or not you plan to attend the annual meeting, we urge you to vote as soon as possible. A proxy that is signed and dated, but which does not contain voting instructions, will be voted in the manner as is recommended by our
Board of Directors on each proposal with respect to which a registered holder is entitled to vote.
Registered holders may vote:
▪By Internet — access http://www.voteproxy.com and follow the on-screen instructions;
▪By mail — sign, date, and mail your proxy card in the envelope provided as soon as possible, if you received a paper copy of the proxy materials; or
▪In person — vote your shares in person by attending the annual meeting.
Questions and Answers about the 2025 Annual Meeting. We encourage you to review the section captioned “Information About the Shareholder Meeting” beginning on page 90 for answers to common questions about the annual meeting, proxy materials, voting, and other related topics.
BY ORDER OF THE BOARD OF DIRECTORS

Kirk D. Jensen
Corporate Secretary
Billings, Montana
April 8, 2025
Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting of
Shareholders
to be Held on May 20, 2025 at 4:00 p.m., Mountain Time.
The proxy statement and annual report to shareholders are available at
www.astproxyportal.com/ast/40019/.
(i)

Table of Contents

Executive Summary . . . . . . . . . . . . . . .	1	Compensation of Named Executive Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	60
Proposal One . . . . . . . . . . . . . . . . . . . . .	9	Proposal Three . . . . . . . . . . . . . . . . . . . . . . . .	83
Director and Director Nominee Biographies . . . . . . . . . . . . . . . . . . . . . .	12	Audit Committee Report . . . . . . . . . . . . . . .	85
Corporate Governance . . . . . . . . . . . .	23	Security Ownership of Certain Beneficial Owners and Management . . . . . . . . . . . . . . .	86
Board Committees . . . . . . . . . . . . . . . .	27	Certain Relationships and Related Party Transactions . . . . . . . . . . . . . . . . . . . . . . . . . .	89
Director Compensation . . . . . . . . . . . .	37	Information About the Shareholder Meeting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	90
Proposal Two . . . . . . . . . . . . . . . . . . . .	39	Remaining Sections . . . . . . . . . . . . . . . . . . . .	94
Human Capital Management . . . . . . .	40	Appendix A - Reconciliation of GAAP and Non-GAAP Financial Measures . . . . . . . . . . .	A-1
Compensation Discussion and Analysis . . . . . . . . . . . . . . . . . . . . . . . . .	45	Appendix B - Proxy Card . . . . . . . . . . . . . . . .	B-1

Where to Find
Financial Performance Highlights	3	Communication with the Board	35
Board Meetings and Attendance	25	Director Equity Ownership Guidelines	38
Director Nomination, Selection, and Qualifications	25	Executive Officer Equity Ownership	56
Director Committee Assignment Matrix	28	Clawback Policy	57
Risk Areas Overseen by Board Committee	33	Principal Accounting Fees	84
Cybersecurity	34

1	First Interstate BancSystem, Inc.
2025 Proxy Statement
Executive Summary
The following is a summary of more detailed information found elsewhere in our proxy statement. This is only a summary, and it may not contain all the information that is important to you. For more complete information, please review this proxy statement in its entirety.
When we refer to the “Company,” “First Interstate,” “we,” “our,” and “us” in this proxy statement, we mean First Interstate BancSystem, Inc. and our consolidated subsidiaries, unless the context indicates that we refer only to the parent company, First Interstate BancSystem, Inc. When we refer to the “Bank” in this proxy statement, we mean First Interstate Bank, our wholly owned bank subsidiary.
This proxy statement, the accompanying proxy card, and our 2024 annual report to shareholders (the
“Annual Report”) are being made available on or about April 8, 2025, to our shareholders of record who are entitled to vote at the 2025 annual meeting of shareholders (the “annual meeting”). As permitted by SEC rules, we are sending a Notice of Internet Availability of Proxy Materials (“Notice”)
to our shareholders on or about April 8, 2025. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice.
Annual Meeting

Time and Date:	4:00 p.m., Mountain Time, Tuesday, May 20, 2025
Place:	First Interstate Great West Center, 1800 Sixth Avenue North, Billings, Montana 59101
Record Date:	Close of business on Wednesday, March 26, 2025
Voting:
Shareholders of record as of the record date are entitled to vote the shares of our common stock that they held as of the record date at the annual meeting. Each outstanding share of common stock entitles its holder to cast one vote on all matters submitted to a vote of shareholders at the annual meeting.

Attendance:
If you plan to attend the annual meeting in person, you must bring the Notice. If your shares are not registered in your name, you will need a legal proxy, account statement, or other documentation confirming your First Interstate BancSystem, Inc. holdings from the broker, bank, or other institution that is the record holder of your shares. You will also need a valid, government-issued picture identification that matches your Notice, legal proxy, or other confirming documentation.

Adjournments:
Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.  If the annual meeting is postponed or adjourned, any proxy that you have submitted will still be good and may be voted at the postponed or adjourned meeting.

2	First Interstate BancSystem, Inc.

Agenda & Voting Recommendations

PROPOSAL ONE:

Election of Four Directors

BOARD RECOMMENDATION

"FOR" Each Nominee

PROPOSAL TWO:

Adoption of Advisory Resolution on Executive Compensation

BOARD RECOMMENDATION

"FOR" Adoption

PROPOSAL THREE:

Ratification of Appointment of Independent Registered Public Accounting Firm

BOARD RECOMMENDATION

"FOR" Ratification

Review your Proxy Statement and vote in one of three ways:

Via the Internet

Visit the website listed on your proxy card

By Mail

Sign, date, and return your proxy card in the enclosed envelope

In Person

Attend the Annual Meeting in Billings, MT

3	First Interstate BancSystem, Inc.
2024 Financial Performance Highlights
In 2024, we reported net income of $226.0 million, or $2.19 per diluted share of common stock outstanding. Our return on average common equity ("ROAE") was 6.92% and our return on average tangible common equity* (“ROATCE”) was 10.95%. Our book value per share (“BVPS”) was $31.59 and our tangible book value per share* (“TBVPS”) was $20.16.

$226.0	$2.19	6.92%	/	10.95%	$31.59	/	$20.16
Net Income (in millions)	Diluted Earnings Per Share	ROAE / ROATCE*			BVPS / TBVPS*

*As used in this proxy statement, ROATCE and TBVPS are financial measures not defined in accordance with accounting principles generally accepted in the United States of America, or GAAP. See Appendix
A to this proxy statement for a reconciliation to their most directly comparable GAAP financial measures, ROAE and BVPS, respectively.
Delivering Long-term Value
We focus on building strong client relationships that allow us to generate organic growth leading to strong financial results over the long term. We have also expanded our community banking footprint through strategic acquisitions. From December 31, 2015, our earnings have increased 161%. Over the same period, common equity has increased 248%, from $950.5 million as of December 31, 2015, to
$3,304.0 million as of December 31, 2024.

Net Income
$260.0
$240.0
$220.0
$200.0
$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

With this growth in earnings, we have been diligent in returning capital to our shareholders. During
2024, the Company paid $1.88 in total dividends per share, amounting to a total return of capital to shareholders of approximately 87% of net income. Our regular dividend has grown meaningfully from
$0.80 per share in 2015 to $1.88 per share in 2024 in addition to making a one-time cash dividend of
$0.60 per share in 2020.

4	First Interstate BancSystem, Inc.

Dividends
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Regular Dividend
Special Dividend

We have also delivered growth in earnings per share, BVPS, and TBVPS between the 2015 to 2024 performance period displayed, reflecting compound annual growth rates of 1.6%, 4.7%, and 2.5%
respectively.

BVPS
TBVPS
EPS
$40.00
$30.00
$20.00
$10.00
$0.00
$1.90
$2.13
$2.05
$2.75
$2.83
$2.53
$3.11
$1.96
$2.48
$2.19
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

5	First Interstate BancSystem, Inc.

FIBK: TOTAL SHAREHOLDER RETURN (3/23/2010 THROUGH 12/31/2024)
FIBK
KBW Bank Index
S&P Financials Index
$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
March-10
February-13
May-16
July-19
August-21
September-22
October-23
December-24

Additional information concerning our performance can be accessed on the Company's website at
www.FIBK.com. The information contained on our website with respect to our performance, however, shall not be deemed to be a part of, or incorporated by reference in, this proxy statement for any purpose.

6	First Interstate BancSystem, Inc.
Commitment to Community
Commitment to Community is one of our core values. In furtherance of our commitment, the Company again provided philanthropic support to our communities through our local markets and the First
Interstate BancSystem Foundation, or the Foundation. As a result, in 2024, through our partnership with the Foundation, we provided nearly $7.1 million to communities through donations and grants to support hunger, houselessness, Native American Community Development efforts, mental health initiatives, and more. For the third consecutive year, our Believe In Local Campaign provided over $1 million to 40 non-profit organizations throughout our footprint that were nominated by our employees.
We held our annual Volunteer Day, helping 429 organizations, and our Coats & More Drive provided over 4,000 items to families in need. Our focus on our people, processes, and technology allowed us to continue delivering to each of our stakeholders in meaningful and compelling ways:

For our Employees

First Interstate has continued to partner with Gallup—an industry leader for employee engagement—to survey our employees. Our primary goal is to enhance participation and sustain a best-in-class engagement ratio year-over-year. In 2024, we reported an engagement score of 4.30 out of 5.00 with 95% employee participation, which resulted in an engagement ratio of 12.60:1 (12.6 engaged employees for each actively disengaged employee). We are proud to maintain our commitment to fostering a culture of engagement in 2025 and beyond.

For our Clients

We continued to invest in our digital platforms and strengthen our business processes in order to deliver quality products and services to our clients when and where they choose to interact with us.

For our Communities

Commitment to community serves as one of our guiding values—to be “all-in” when giving back to our communities with time, money, and heart. In 2024, we once again held a companywide Volunteer Day where we closed the Bank for half a day to assist those less fortunate across our footprint.

For our Shareholders

We believe engaged employees, satisfied clients, and strong communities have a significant impact on our financial results, which ultimately allows us to meet the expectations of our shareholders.

Full year earnings of

$226M

OR

$2.19 per diluted share

Commitment to Sound Corporate Governance
We have structured our corporate governance program to promote the long-term interests of shareholders, strengthen the accountability of our Board of Directors (“Board”) and management, and build public trust in the Company. Highlights of our efforts include:

☑	All Board Committees are chaired by independent directors;
☑	Regular executive sessions of independent directors;
☑	Equity ownership guidelines for directors and executive officers; and
☑	Cash and equity awards with clawback provisions.

7	First Interstate BancSystem, Inc.

Established in 1968, First Interstate has existed for

57 YEARS

$29.1B+ TOTAL ASSETS

Community Bank

Operating in

14 states

300 locations

3,000+ employees

Staying true to our roots means putting people first. When it comes to giving back, we start with the communities we serve across 14 states to build the foundation of our corporate giving program.

2024

$7.1M

Donated in 2024

In 2024, the Bank and its Foundation gifted $7.1 million to help make a difference in our communities.

Believe in Local

$1M

Community Support

In 2024, First Interstate Bank, in partnership with First Interstate BancSystem Foundation, gifted over $1 million in grants as part of our "Believe in Local" campaign. Employee nominations determined 40 impactful nonprofit organizations that each received $25,000 gifts to further their mission.

Foundation Match Program

First Interstate supports nonprofits by matching eligible volunteer hours and charitable gifts through our gift and volunteer match program, enriching charitable organizations with much-needed support and financial resources.

Over

$762K

Contributed

8	First Interstate BancSystem, Inc.
Executive Compensation Highlights
Our executive compensation program is aligned with our business strategy and is designed to maximize long-term shareholder value.
What We Pay and Why — Goals and Elements of Compensation:
•Emphasize pay for performance;
•Attract, retain, and motivate talented and experienced executives within the banking industry;
•Recognize and reward executives whose skill and performance are critical to our success;
•Align interests of our executives with our shareholders; and
•Discourage excessive risk taking.
Key Features of our Executive Compensation Program:

What We Do...		What We Do Not Do...
☑	Emphasize pay for performance	☒	Allow for short-selling, hedging, or pledging of Company securities by Company insiders, subject to limited exceptions for certain pre-existing pledging arrangements
☑	Use multiple performance measures and caps on potential incentive payments	☒	Allow "single-trigger" accelerated vesting of equity-based awards upon change in control
☑	Engage an independent compensation consultant	☒	Grant excessive perquisites
☑	Require minimum equity ownership for directors and executive officers	☒	Pay excise tax "gross ups" upon change in control
☑	Maintain a clawback policy	☒	Reprice or liberally recycle shares
☑	Discourage excessive risk taking by reserving the right to use discretion in the payout of all incentives	☒	Trade in Company securities during designated black-out periods, except under limited circumstances including valid rule 10b5-1 trading plans
Elements of Total Compensation
Using a consistent and calibrated pay-for-performance approach across the Company, we reward results, discourage excessive risk taking, and align short-term and long-term incentives with the generation of shareholder value. To promote a culture that aligns the interests of management with those of our shareholders, our executive compensation program focuses on a mix of fixed and variable compensation.
We have three primary elements of compensation:
•Base salary: Competitive fixed-base cash compensation determined by individual factors, such as scope of responsibility, experience, and strategic impact.
•Short-Term Incentive: Annual performance-based cash incentives aligned with the achievement of individual and Company financial and strategic growth objectives.
•Long-Term Incentive: Equity-based incentives to reward and retain executive officers and senior leaders, with an emphasis on long-term Company performance compared to peers.

9	First Interstate BancSystem, Inc.
Our certificate of incorporation provides that our Board is divided into three classes serving staggered three-year terms. The tenure of five (5) directors in Class I of the Board will expire at the time of the annual meeting. Frances P. Grieb, an incumbent Class I Director, has decided not to stand for re-
election at the annual meeting. In addition, Jonathan R. Scott, an incumbent Class I director, has decided not to stand for re-election at the annual meeting. Jeremy P. Scott is a new director nominee that has been designated by the Scott Family (as defined below) to be nominated for election to serve on the Board in lieu of Jonathan R. Scott. Accordingly, our shareholders will elect four (4) Class I directors at the annual meeting.
The following four (4) director nominees, three (3) of whom currently serve as Class I directors on the
Board in addition to Jeremy P. Scott, have been nominated and have agreed to be considered for election at the 2025 annual meeting, with each to serve a three-year term if elected expiring at the annual meeting to be held in 2028, subject to each nominee’s earlier resignation or removal. The nominees for election as Class I directors at this 2025 annual meeting are:
•Stephen B. Bowman
•Stephen M. Lacy
•Joyce A. Phillips
•Jeremy P. Scott
Jeremy P. Scott has been nominated pursuant to a stockholder’s agreement entered into in 2021 between the Company and members of the Scott family party thereto (collectively, the “Scott
Family”) in connection with the Company’s acquisition of Great Western Bancorp (the “Scott Family
Stockholder Agreement”). The Scott Family Stockholder Agreement is discussed below under the caption “Director Nomination, Selection, and Qualifications.” The Governance and Nominating
Committee of the Board has determined that Jeremy P. Scott meets the director qualification and eligibility criteria for service on the Board.
Unless authority to vote is withheld or the votes are determined to be broker non-votes as discussed below under the caption “Information About the Shareholder Meeting,” the persons named as proxies in the proxy card accompanying these materials will vote the shares represented by a validly executed proxy card for the election of the above-named nominees. If, at the time of the annual meeting, any nominee becomes unavailable for any reason for election as a director, the persons entitled to vote as proxy will vote for the election of such substitute(s), if any, to the same extent as contemplated above and as the Board may recommend. At this time, the Board knows of no reason why any nominee might be unavailable or unwilling to serve.
Nominees
The individuals listed below have been nominated for election at the annual meeting because the
Board believes, based in part upon the recommendation of the Governance and Nominating
Committee, they possess the skills, experience, personal attributes, and tenure needed to guide the
Company’s strategy and to effectively oversee the Company’s risk management framework and management’s execution of its responsibilities. The following table sets forth information regarding the nominees for election at the annual meeting. Additional biographical information for each of the nominees follows below under the caption "Director and Director Nominee Biographies."

10	First Interstate BancSystem, Inc.

Name and Age	Age	Director Since	Principal Occupation
Stephen B. Bowman	61	2021	Retired CFO, The Northern Trust Corporation
Stephen M. Lacy	71	2022	Retired CEO, Meredith Corporation
Joyce A. Phillips	62	2021	CEO, EqualFuture Corp.
Jeremy P. Scott	44	N/A	CEO, J&G Brothers Biz, Inc.
If a quorum is present at the annual meeting, a majority of the voting power of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors is required to elect a director. This means each of the four nominees for director must receive the affirmative vote of more than 50% of the votes present in person or represented by proxy and entitled to vote on the election of directors at the annual meeting to be elected. Proxies cannot be voted for a greater number of persons than the nominees named in this proxy statement.
Continuing Directors Other Than Nominees
The following table sets forth information as of the date of this proxy statement regarding our directors that are expected to continue to serve on the Board following the date of the annual meeting and who are not up for election at the annual meeting, to whom we refer as our “continuing directors.” Additional biographical information for each of these directors follows below under the caption “Director and Director Nominee Biographies.”

Name	Age	Director Since	Current Class	Term Expires	Principal Occupation
Alice S. Cho	58	2020	II	2026	Senior Advisor, Boston Consulting Group
John M. Heyneman	57	2018*	III	2027	Managing Partner, Awe LLC and Towanda Investments LLC
David L. Jahnke	71	2011	III	2027	Retired Partner, KPMG
Dennis L. Johnson	70	2017	II	2026	Retired President and CEO, United Heritage Mutual Holding Company
Patricia L. Moss	71	2017	II	2026	Retired President and CEO, Cascade Bancorp.
James A. Reuter	60	2024	III	2027	President and CEO, First Interstate BancSystem, Inc.
Daniel A. Rykhus	60	2022	II	2026	Retired CEO, Raven Industries
*In addition, Mr. Heyneman previously served as a director from 1998 to 2004 and from 2010 to 2016.
The following graphic sets forth information regarding our continuing directors and our director nominees that currently serve on the Board: Mr. Bowman, Mr. Lacy, and Ms. Phillips. For additional information regarding our Board and the directors serving on the Board as of the date of this proxy statement, see “Board Structure and Composition” below.

11	First Interstate BancSystem, Inc.

30%
Women Directors

64
Average Age

61.5
Median Age

All board members, except the CEO, are independent directors

Average Tenure of Directors
6.9
Years

6
New Directors in the Last 5 Years

12	First Interstate BancSystem, Inc.
Director and Director Nominee Biographies
Stephen B. Bowman has been a director since February 2021 and Chair of the Board since May 2024.
Mr. Bowman served as Chief Financial Officer of The Northern Trust Corporation, a global financial institution, from 2014 until his retirement in 2020. As CFO, Mr. Bowman was responsible for the
Company’s Global Finance function including Controller’s group, Financial Planning and Analysis, Tax,
Investor Relations, Treasury, Capital Adequacy, Business Unit Finance, Corporate Real Estate,
Procurement, Fee Billing, and Finance Technology. Prior to his CFO role, Mr. Bowman served in various leadership positions at The Northern Trust Corporation, including Chief Human Resources Officer and
CEO of Northern Trust’s European region and North American region. Mr. Bowman is a National Trustee of Miami University and serves as the Chair of the Investment Subcommittee. Mr. Bowman also serves on the board of directors for Glenwood Academy and FNZ Trust Company. Mr. Bowman is a graduate of
Miami University and earned an MBA from DePaul University.

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•Significant knowledge in the financial services industry, executive management, and legal requirements and duties of public companies	•Compensation and Human Capital Committee	•Voya Financial, Inc. (Audit, Risk, and Technology Committee member)

13	First Interstate BancSystem, Inc.
James A. Reuter has been President and Chief Executive Officer of the Company and First Interstate
Bank as well as a member of the Board of Directors since November 2024. Mr. Reuter leads with expertise drawn from more than 37 years in the banking industry. Prior to joining the Company, Mr.
Reuter was the President and Chief Executive Officer of FirstBank Holding Company of Colorado, one of
the largest privately held banks in the nation, from 2017 until his retirement in March 2024. Mr. Reuter started his banking career at FirstBank in 1987 and, prior to CEO, served as the bank’s Chief Operating
Officer, overseeing many of the bank’s divisions including: loan/mortgage operations; information technology (IT); digital banking; payments; business banking; contact center; online account/loan acquisition; marketing; and treasury management. Mr. Reuter has been actively involved in the industry, serving on the Board of Directors of the American Bankers Association (ABA), ABA Government
Relations Committee, ABA Payments Systems Advisory Council, and the ABA Venture Investment
Committee. He also served on The Clearing House Real Time Payments Business Committee, the Board
of Directors for the Mid-Size Bank Coalition of America, the Federal Reserve Bank Faster Payments Task
Force Steering Committee, and the Colorado Bankers Association. In addition to industry-related work,
Mr. Reuter has served on the boards of numerous nonprofits including: the American Cancer Society of
Colorado’s CEOs Against Cancer; Women’s Foundation of Colorado; Special Olympics of Colorado;
Ability Connection Colorado; Blind Institute of Technology; and Cerebral Palsy of Colorado. Mr. Reuter
currently serves as Chair of the First Interstate BancSystem Foundation Board of Directors.

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•Extensive knowledge of key issues, dynamics, and trends affecting the Company, its business, and the banking industry in general •Strategic insight and direction to the Company	•None	•None

14	First Interstate BancSystem, Inc.
Alice S. Cho has been a director since May 2020. Ms. Cho has served as a Senior Advisor at the Boston
Consulting Group, a global management consulting firm, since 2021. From 2017 to 2020, Ms. Cho served as Advisor to Varo Money, Inc., the nation’s first fintech to receive regulatory approvals to operate as a bank. In that role, Ms. Cho advised the Board, the CEO, and senior management on managing risk in the context of an innovative, digital only business model. From 2005 to 2017, Ms. Cho served in various leadership roles, including Managing Director and the head of the West Coast
Practice, at Promontory Financial Group. In that capacity, she was responsible for leading engagements and for advising directors and top executives of global financial institutions and leading fintech companies on issues relating to enterprise risk management, compliance, corporate governance, and regulatory strategy. Prior to joining Promontory, Ms. Cho was director at BITS, the technology arm of the Bank Policy Institute. Earlier, Ms. Cho served as Special Advisor to Vice Chair
Alice M. Rivlin at the Federal Reserve Board in Washington, D.C. and worked on banking policy issues at the U. S. Office of Management and Budget. Ms. Cho serves on the Advisory Council at the University of
Chicago Harris School of Public Policy.

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•Significant experience in risk management, regulatory compliance, and corporate governance issues •Knowledge in strategic initiatives and technology innovation in the financial services industry	•Audit Committee (Financial Expert) •Risk Committee (Chair, Risk Management Expert)	•Globe Life, Inc. (Audit Committee Member)

15	First Interstate BancSystem, Inc.
John M. Heyneman, Jr. has been a director since May 2018 and was previously a director from 1998 to
2004 and from 2010 to 2016. Mr. Heyneman is based in Sheridan, Wyoming as the Managing Partner of
Awe LLC, and Towanda Investments LLC. Additionally, Mr. Heyneman is Chair of the Padlock Ranch, a
diversified cow-calf, farm, and feedlot operation based in Dayton, Wyoming. Mr. Heyneman was
Executive Director of Plank Stewardship Initiative, a nonprofit organization providing technical solutions to ranchers in the Northern Great Plains. From 2005 to 2010, Mr. Heyneman was involved in economic development and business recruitment in Sheridan, Wyoming. From 1998 to 2009, Mr.
Heyneman managed and worked on large cattle ranches on public, private, and tribal lands in northern
Arizona, Utah, Montana, and Wyoming.  He is an N.A.C.D Leadership Fellow and has completed several executive education programs at the Northwestern University - Kellogg School of Management.  Mr.
Heyneman is the nephew of James R. Scott, the cousin of Jonathan R. Scott, and the first cousin once-
removed of Jeremy P. Scott, a director nominee. Mr. Heyneman was recommended for Board service by the Scott Family.

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•Executive management and
business experience in the
agriculture industry
•Understanding of the regional
economies and communities the
Company serves
•Knowledge of the Company’s
unique challenges, regulatory
environment, and history as a
result of his years of service to
the Company
	•Governance and Nominating Committee (Chair) •Technology, Innovation and Operations Committee	•None

16	First Interstate BancSystem, Inc.
David L. Jahnke has been a director since September 2011, and served as Chair of the Board from May
2020 to May 2024 and as Vice Chair of the Board from August 2019 to May 2020. In 2010, Mr. Jahnke completed a 35-year career as a partner of KPMG with a focus on global clients, especially in the financial services industry.

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•Significant experience in the
accounting, auditing, and financial
service industries, both nationally
and internationally
•Extensive knowledge in key issues,
dynamics, and trends affecting the
Company, its business, and banking
industry in general
•Extensive knowledge regarding
fiduciary obligations, insurance,
and other legal requirements and
duties of a public company.
	•Audit Committee •Governance and Nominating Committee	•Radius Recycling, Inc. (Lead Director, Audit, and Nominating and Corporate Governance (Chair) Committees)

17	First Interstate BancSystem, Inc.
Dennis L. Johnson has been a director since May 2017. Prior to his retirement in 2020, Mr. Johnson was
President and Chief Executive Officer of United Heritage Mutual Holding Company since 2001, and
United Heritage Financial Group and United Heritage Life Insurance Company, which are insurance, annuity, and financial products companies, since 1999. Mr. Johnson served as President and Chief
Executive Officer of United Heritage Financial Services, a broker-dealer, from 1994-1998 and served as
General Counsel of United Heritage Mutual Holding Company and its predecessor and certain of its affiliates from 1983 to 1999. Mr. Johnson also serves on the boards of Northwest Nazarene University
Foundation and Fidelity Security Assurance Company. Mr. Johnson is a former trustee of the Public
Employees Retirement System of Idaho and is a member of the Idaho Citizens’ Committee on
Legislative Compensation, appointed by the Idaho Supreme Court.

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•Significant experience in the insurance industry and risk management issues.	•Risk Committee (Risk Management Expert) •Audit Committee (Financial Expert)	•IDACORP, Inc. (Board Chair and Corporate Governance & Nominating Committee Chair)

18	First Interstate BancSystem, Inc.
Stephen M. Lacy has been a director since February 2022. Mr. Lacy is the retired Chair of Meredith
Corporation, a public media and marketing company serving American women. He joined Meredith
Corporation in 1998 as Vice President and Chief Financial Officer. He served as Vice President and
Chief Financial Officer until 2006 and Chief Executive Officer from 2006 until 2019. He was appointed
Chair of Meredith Corporation in 2010 and served until his retirement in November 2020. Mr. Lacy also served on the board of directors of Great Western Bancorp prior to its acquisition by the Company. Mr.
Lacy also serves on the board of the Kansas State University Alumni Association, The Community
Foundation of Greater Des Moines, and United Way of Central Iowa.

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•Significant public company management experience and public company board experience •Public company corporate governance experience	•Compensation and Human Capital Committee (Chair) •Governance and Nominating Committee	•Hormel Foods Corporation (Compensation Committee Chair, Audit Committee)

19	First Interstate BancSystem, Inc.
Patricia L. Moss has been a director since May 2017. Ms. Moss served as Chief Executive Officer of Bank of the Cascades and President and Chief Executive Officer of Cascade Bancorp from 1998 to 2012.
Since 2015, Ms. Moss has served as a Director of funds within the Aquila Group of Funds, a mutual funds business primarily specializing in fixed income investments. She previously served on the board of directors of MDU Resources Group, Inc. (NYSE: MDU) from 2003 to May 2023. Ms. Moss is a former
Director of the Oregon Investment Council, a former board member of Clear One Health Plans and the
Oregon Growth Board, and has served on various community boards, including Central Oregon
Community College, Oregon State University Cascades Campus, and St. Charles Medical Center.

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•Significant banking experience as
previous CEO of the Bank of the
Cascades and Cascade Bancorp
•Significant public company
management experience and
public company board experience
•Knowledge of the unique history
of the company
	•Compensation and Human Capital Committee •Governance and Nominating Committee	•Knife River Corporation (Audit Committee Chair)

20	First Interstate BancSystem, Inc.
Joyce A. Phillips has been a director since February 2021. During a 30-year career, Ms. Phillips has led significant businesses including retail banking, credit cards, insurance, and wealth management. Ms.
Phillips is Founder and CEO of EqualFuture Corp., a FinTech startup based in San Francisco, that delivers affordable personal financial wellness via a SaaS model to individuals and businesses. Prior executive roles include Group Managing Director M&A, Chief Marketing and Innovation Officer, and CEO
of Australia and New Zealand Banking Group Limited’s (ANZ) Global Wealth Division.  Prior to joining
ANZ, Ms. Phillips was President and Chief Operating Officer at American Life Insurance Company
(ALICO), a global subsidiary of American International Group, Inc. Ms. Phillips previously held senior executive roles for Citigroup including Head of International Retail Banking. In that role she was responsible for strengthening product and distribution in 42 countries. Ms. Phillips was included in the
U.S. Banker "25 Most Powerful Women in Banking and Finance" list multiple years and named one of the
Top 100 FinTech leaders in Asia. Ms. Phillips previously served on the board of the Western Union
Company (NYSE: WU) from 2020 to May 2023. She also serves on various non-profit boards including
Girls Inc. NYC, the Smithsonian National Board, and the First Interstate BancSystem Foundation Board.

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•Significant experience in financial services and FinTech industries •Knowledge of the regulatory environment	•Technology, Innovation and Operations Committee (Chair) •Risk Committee	•Katapult Holdings, Inc. (Nominating and Corporate Governance Committee Chair and Audit Committee)

21	First Interstate BancSystem, Inc.
Daniel A. Rykhus has been a director since February 2022. Mr. Rykhus retired as President and Chief
Executive Officer of Raven Industries in 2021 after serving in that role for 11 years and for the company for 31 years in leadership positions. Raven was a publicly held corporation that serves the precision agriculture, high performance specialty films, and situational awareness markets, and was acquired by CNHi at the time of Mr. Rykhus’ retirement as CEO. Under Mr. Rykhus’s leadership, the company transformed from an industrial company to a growing technology driven organization. Mr.
Rykhus also served as a member of the board of directors of Raven Industries from 2008 to 2021. In addition, he served on the board of directors of Great Western Bancorp from 2011 until it was acquired by the Company in 2022. Mr. Rykhus currently serves on the boards of directors of several non-profit organizations and advises other businesses.

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•31 years of leadership experience •Experience as a director and past audit committee member of Great Western Bancorp •Public company corporate governance experience	•Compensation & Human Capital Committee •Governance and Nominating Committee	•None

22	First Interstate BancSystem, Inc.
Mr. Scott is a new director nominee and has been designated by the Scott Family to be nominated for election to serve on the Board pursuant to the Scott Family Stockholder Agreement. Since 2023, Mr.
Scott has served as a Board observer pursuant to the Scott Family Stockholder Agreement. Mr. Scott
serves as Co-Founder and Chief Executive Officer of J&G Brothers Biz, Inc., an e-commerce company that currently sells 500 unique products in 15 countries. Mr. Scott also serves as an owner and as a director of GP87 Inc., an international manufacturer of snowboard, ski, and surf equipment. Over the course of his career, Mr. Scott has founded or co-founded three businesses that, at their peaks, have collectively employed over 300 employees in total. Early in his career, Mr. Scott was employed by the
Company in various roles, including as a credit analyst. Mr. Scott is based in Dayton, Wyoming and currently serves on the boards of directors of the First Interstate BancSystem Foundation, TRV
Scholarship Fund, and Padlock Ranch Co. Mr. Scott holds a Bachelor’s degree in Business from Linfield
University. Jeremy P. Scott is the great-nephew of James R. Scott and the cousin-once-removed of
John M. Heyneman and Jonathan R. Scott.

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•Business and leadership
experience derived from
founding multiple businesses
•Understanding of the regional
economies and communities the
Company serves
•Understanding of the
Company’s business derived
from serving as Board observer
and as prior employee
	•Not applicable	•None

23	First Interstate BancSystem, Inc.
Corporate Governance
Corporate Governance Practices
Our Board is committed to sound and effective governance practices that promote the highest standards of business ethics and integrity, provide robust oversight of management, and promote the long-term interests of our shareholders. The Board's responsibilities include:

☑	Overseeing our mission, vision, and values;
☑	Hiring and evaluating our Chief Executive Officer;
☑	Providing oversight of management regarding strategic direction;
☑	Ensuring management succession;
☑	Monitoring our performance against established criteria;
☑	Overseeing adherence to ethical practices;
☑	Overseeing compliance with applicable federal and state law;
☑	Ensuring that full and fair disclosure is provided to shareholders, regulators, and other constituents;
☑	Overseeing risk management; and
☑	Approving certain policies for Company operations.

Key Corporate Governance Documents
Please visit our website at
www.FIBK.com for our corporate
governance documents. Shareholders
may also request a copy of any corporate
governance documents by contacting our
Corporate Secretary at:
P.O. Box 30918, Billings, MT 59116
•Corporate Governance Guidelines
•Charters for each of the Company’s standing Board committees
•Code of Conduct
•Insider Trading Policy
•Code of Ethics for Chief Executive Officer and Senior Financial Officers
Board Structure and Composition
The size of our Board must be at least five and not more than 18, and the Board size currently is set at
14 in accordance with our bylaws. The Board is divided into three separate classes, Classes I, II, and III, with staggered three-year terms expiring at the annual shareholder meetings in 2025, 2026, and 2027, respectively.
As of the date of this proxy statement, there are currently 14 members of the Board divided into the following classes: (i) five (5) directors serving in Class I with a term expiring at the 2025 annual meeting, (ii) five (5) directors serving in Class II with a term expiring at the 2026 annual meeting of shareholders (the “2026 annual meeting”), and (iii) four (4) directors serving in Class III with a term expiring at the 2027 annual meeting of shareholders (the “2027 annual meeting”).
Frances P. Grieb, an incumbent Class I director, has decided not to stand for re-election at the annual meeting. In addition, Jeremy P. Scott is a new director nominee that has been designated by the Scott
Family to be nominated for election to serve on the Board in lieu of Jonathan R. Scott, an incumbent
Class I director who has decided not to stand for re-election at the annual meeting.
In addition, Thomas E. Henning, an incumbent Class II director with a term expiring at the 2026 annual meeting, delivered his resignation as a director in March 2025, upon reaching the age of 72 in accordance with our director resignation policy, as further described below. Mr. Henning’s resignation is expected to become effective at the 2025 annual meeting. James R. Scott, age 75 and an incumbent
Class III director with a term expiring at the 2027 annual meeting, has also delivered his resignation as a director effective as of the 2025 annual meeting pursuant to the terms of his April 2024 agreement with the Board, as further described below (see “Director Nomination, Selection, and Qualifications”).

24	First Interstate BancSystem, Inc.
The Board and the Governance and Nominating Committee regularly review the size and composition of the Board. Following the 2025 annual meeting and after considering the director changes discussed above, the Board and the Governance and Nominating Committee intend to evaluate whether to appoint one or more directors to the Board to fulfill the vacancies on the Board resulting from the resignations of Thomas E. Henning and James R. Scott and the decision by Frances P. Grieb not to stand for re-election at the annual meeting or whether to reduce the size of the Board pursuant to a resolution of the Board in accordance with the Company’s bylaws, subject in each case to the rights of the Scott Family pursuant to the Scott Family Stockholder Agreement.
There are no term limits for directors. Our bylaws provide, however, that, subject to applicable law, no director may stand for re-election to the Board after he or she has reached the age of 72, unless on a case-by-case basis, the director having reached the age of 72 is recommended, due to special circumstances then existing, to the Board by the Governance and Nominating Committee and his or her
candidacy is approved by the Board. Furthermore, our Corporate Governance Guidelines state that a director who reaches the age of 72 shall resign from the Board effective as of the following annual shareholder meeting unless, due to special circumstances then existing, the Governance and
Nominating Committee recommends that the director remain on the Board past the annual stockholder’s meeting following the director’s 72nd birthday and the Governance and Nominating
Committee’s recommendation is approved by the Board.
Our governance standards require the Board’s Governance and Nominating Committee to review the qualifications of candidates to the Board, including how each candidate contributes to the diversity of the Board. This assessment includes a candidate’s personal and professional accomplishments;
reputation for integrity in the business community; specific business experience and competence, including an assessment of whether the candidate has experience in, and possesses an understanding of, business issues applicable to the success of the banking industry and whether the candidate has served in policy-making roles in business, government, education, or other areas that are relevant to the Company’s activities; financial acumen, including whether the candidate, through education or experience, has an understanding of financial matters and the preparation and analysis of financial statements; professional and personal accomplishments, including involvement in civic and charitable activities; educational background; whether the candidate will devote sufficient time to carrying out the candidate's duties and responsibilities effectively; and is committed to service on the Board.
Board Tenure
Our Board’s composition also represents a balanced approach to director tenure, allowing the Board to benefit from the experience of longer-serving directors combined with fresh perspectives from newer directors. The tenure range of our continuing directors and director nominees that currently serve on the Board (Mr. Bowman, Mr. Lacy, and Ms. Phillips), is as follows:

Tenure on Board	Number of Directors
More than 10 years	2
6-10 years	2
5 years or less	6
Director Independence
The Board evaluates the independence of each director, including nominees for election to the Board, in accordance with applicable laws and regulations, the NASDAQ Marketplace Rules, and our Corporate
Governance Guidelines. As required by applicable NASDAQ Marketplace Rules, as well as our Corporate
Governance Guidelines, it has been affirmatively determined by our Board that a majority of our Board members meet the director independence standards under the NASDAQ Marketplace Rules. In addition, all members of our Audit and Compensation and Human Capital committees are also independent directors as defined in the more stringent NASDAQ Marketplace Rules and SEC rules and regulations applicable to such committee members.
The Board has determined that all of our current directors and director nominees, including the Chair of the Board, meet the director independence standards under the NASDAQ Marketplace Rules other

25	First Interstate BancSystem, Inc.
than Mr. Reuter, our President and Chief Executive Officer. James P. Brannen, who did not seek re-
election at our 2024 annual meeting of shareholders (the “2024 annual meeting”), also met the director independence standards under the NASDAQ Marketplace Rules during his tenure on the Board.
Kevin P. Riley, who served as our President and Chief Executive Officer and as a director until his retirement from such positions effective November 1, 2024, was not considered independent by virtue of his employment with the Company.
The Board considers all relevant facts and circumstances in determining independence, including, among other things, making an affirmative determination that the director has no material relationship with the Company directly or as an officer, shareholder, or partner of an organization that has a material relationship with the Company which would interfere with the director’s independence. In its determination of independence, the Board considered the relevant share ownership and banking and credit transactions that the Company conducts in the ordinary course of business with certain independent directors. See “Certain Relationships and Related Party Transactions” below. The
Company employs, in non-executive roles, family members of certain directors. None of these transactions or relationships were deemed by the Board to impair the independence of any of these directors, including for serving on board committees, for purposes of the NASDAQ Marketplace Rules.
Separate Chair of the Board and Chief Executive Officer Roles
The Board does not have a policy on whether the offices of the Chair of the Board and the Chief
Executive Officer (“CEO”) should be separate or combined. The Board believes that it is important to retain its flexibility to allocate the responsibilities of the offices of the Chair of the Board and the CEO in such a manner as the Board considers in the best interests of the Company at the time, after considering all relevant circumstances. The Board will periodically consider the advantages of having an independent Chair of the Board or having a combined Chair of the Board and CEO and is open to different structures as circumstances may warrant. Our current Chair of the Board, Stephen B.
Bowman, meets the director independence standards under the NASDAQ Marketplace Rules.
Board Meetings and Attendance
Directors are expected to attend all meetings of the Board and each committee on which they serve, as well as our annual meeting of shareholders. In 2024, our Board met 11 times. In 2024, each of our directors attended at least 75% of the aggregate number of meetings of our Board and of the committees on which they served during the period in which they were a director. All our continuing directors and director nominees attended our 2024 annual meeting, with the exception of one director who was unable to attend due to a scheduling conflict resulting from the rescheduling of the 2024 annual meeting.
Director Nomination, Selection, and Qualifications
The Governance and Nominating Committee is responsible for identifying and evaluating director nominees and recommending to the Board a slate of nominees for election at each annual meeting of shareholders. When formulating its recommendations for director nominees, the Governance and
Nominating Committee considers recommendations offered by our Chief Executive Officer, our Board, our shareholders, and any outside advisors the Governance and Nominating Committee may retain. All such candidates for Board membership are evaluated by the Governance and Nominating Committee on the basis of experience, financial acumen, professional and personal accomplishments, how the candidate contributes to the diversity of the Board, educational background, wisdom, integrity, ability to make independent analytical inquiries, understanding of our business environment, and willingness to devote adequate time to Board duties. The qualifications, attributes, and skills of each nominee, together with their business experience, led to the conclusion that each nominee is qualified to serve as a director of the Company. The Governance and Nominating Committee periodically retains search firms to assist in the identification of potential director nominee candidates based on criteria specified by the Governance and Nominating Committee and in evaluating and pursuing individual candidates at the direction of the Governance and Nominating Committee.
In addition to the foregoing, the Company has entered into the Scott Family Stockholder Agreement with members of the Scott Family that currently provides them with the right to designate up to three individuals to be nominated as directors on the Board (each, a “Scott Family Shareholder Nominee”

26	First Interstate BancSystem, Inc.
and collectively, the “Scott Family Shareholder Nominees”), with the total number of Scott Family
Shareholder Nominees that the Scott Family shareholders are entitled to designate being decreased from time to time based on the aggregate percentage ownership of the Scott Family members party to the agreement. Based on the beneficial ownership of the Scott Family (including, but not limited to, the Scott Family Shareholder Group identified in the beneficial ownership table included below) as of
March 26, 2025, members of the Scott Family currently have the right under the Scott Family
Stockholder Agreement to designate up to three individuals to be Scott Family Shareholder Nominees;
once their aggregate percentage ownership decreases below 5%, the designation rights expire.
Provided the Scott Family Shareholder Nominees satisfy the requirements of the Scott Family
Stockholder Agreement, the agreement requires the Company to include each Scott Family Shareholder
Nominee to which the Scott Family shareholders are entitled to designate on the Company’s slate of nominees for election as directors at any applicable meeting of shareholders at which directors are to be elected and, to the fullest extent permitted by applicable law, use its reasonable best efforts to cause each such Scott Family Shareholder Nominee to be elected and maintained in office as a director. The Scott Family Stockholder Agreement also provides that if a Scott Family Shareholder
Nominee resigns or is otherwise unavailable to serve as a director, the Scott Family shareholders shall have the exclusive right to designate a new Scott Family Shareholder Nominee for so long as the Scott
Family shareholders have the right to designate a Scott Family Shareholder Nominee.
As of the date of this proxy statement, James R. Scott, Jonathan R. Scott and John M. Heyneman, Jr.
serve on the Board and have been previously designated as Scott Family Shareholder Nominees in accordance with the Scott Family Stockholder Agreement. Pursuant to the Scott Family Stockholder
Agreement, Jeremy P. Scott is a new director nominee that has been designated by the Scott Family to be nominated for election at the 2025 annual meeting to serve on the Board in lieu of Jonathan R.
Scott, an incumbent Class I director who has decided not to stand for re-election at the annual meeting. In addition, James R. Scott entered into an agreement with the Board in April 2024, pursuant to which the Board agreed to nominate Mr. Scott for re-election at the 2024 annual meeting held in
May 2024, contingent upon Mr. Scott’s resignation as a director effective at the 2025 annual meeting of shareholders. Following Mr. Scott’s resignation at the 2025 annual meeting, the Scott Family is expected to designate a new Scott Family Shareholder Nominee in accordance with the terms and conditions of the Scott Family Stockholder Agreement. Notwithstanding the foregoing, each designee of the Scott Family to be nominated as a director must meet the director qualification and eligibility criteria of the Governance and Nominating Committee of the Board.
The Governance and Nominating Committee will also consider director candidates recommended for nomination by our shareholders, so long as such recommendations and nominations comply with the procedures set forth in our bylaws. The Governance and Nominating Committee will assess such candidates in the same manner as candidates recommended to the committee from other sources and using the same qualification and eligibility criteria described above. Shareholders may recommend candidates by writing to our Corporate Secretary at our headquarters, 401 N. 31st Street, Billings,
Montana 59101, giving the candidate’s name, contact information, biographical data, and qualifications, and otherwise following the requirements set forth in the Company’s bylaws. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation. See “Shareholder Proposals” and
“Shareholder Communications with the Board” contained herein for additional information.
Political Contributions and Public Advocacy
Our Code of Business Conduct prohibits making contributions on behalf of the Company to political parties, PACs, political candidates, or holders of public office.
The Company believes that responsible corporate citizenship demands a commitment to a healthy and informed democracy through civic and community involvement. Our business is subject to extensive laws and regulations at the international, federal, state and local levels, and changes to such laws can significantly affect how we operate, our revenues and the costs we incur. The Company engages in responsible corporate citizenship by membership in certain trade associations, which support their member companies by offering education, public policy advocacy, networking, and advancement of issues important to the financial services industry, as well as the business community generally. Given the diversity of interests, viewpoints, and broad membership represented by these trade associations, their positions may not always reflect the Company’s values.

27	First Interstate BancSystem, Inc.
The Company periodically reviews our membership in trade associations, and the positions they support, to evaluate whether they align with our values. If we identify a significant inconsistency on a material policy issue, we discuss and review our options with respect to such organization, including the benefits and challenges associated with our continued membership. We may take certain actions to address material misalignment, including engagement with the trade association or termination of our membership.
Board Committees
The Board has five standing committees: Audit; Compensation and Human Capital; Governance and
Nominating; Risk; and Technology, Innovation and Operations. In addition to these committees, the
Chair of the Board may from time to time designate and appoint, on a temporary basis, one or more directors to assist in the form of a limited or special assignment in the performance or discharge of any powers and duties of the Board or any committee thereof.
The Board makes committee and committee chair assignments annually at its meeting immediately following the annual meeting of shareholders, although further changes may be made thereafter from time to time as deemed appropriate by the Board. As a result, the committee membership and other committee member information provided below sets forth information as of the date of this proxy statement and does not take into account any changes to the composition of such committees that may occur following the 2025 annual meeting. In addition, the full year 2024 committee information provided below, including the total number of meetings held by each committee in 2024, is provided on a committee basis and does not reflect any changes to the composition of such committees that may have occurred during 2024. Each committee has a Board-approved charter, which is required to be reviewed annually by the respective committee. Changes to charters, if any, are submitted to the
Board for approval. Each committee may retain and compensate consultants or other advisors as provided by the committee charter and as necessary for it to carry out its duties. A copy of the charters for each standing committee can be found on the Company’s website at www.FIBK.com by selecting “Governance Documents.”
The chart below shows the current membership and chairperson of each of the standing Board committees.

28	First Interstate BancSystem, Inc.

Current Committee Assignments
FIBK Board	Audit	Compensation & Human Capital	Governance & Nominating	Risk	Technology, Innovation & Operations
Stephen B. Bowman, Chair		X
James A. Reuter
Alice S. Cho	Financial Expert			Chair Risk Mgmt Expert
Frances P. Grieb(1)	Chair Financial Expert			Risk Mgmt Expert
Thomas E. Henning(2)	Financial Expert				X
John M. Heyneman, Jr.			Chair		X
David L. Jahnke	Financial Expert		X
Dennis L. Johnson	Financial Expert			Risk Mgmt Expert
Stephen M. Lacy		Chair	X
Patricia L. Moss		X	X
Joyce A. Phillips				X	Chair
Daniel A. Rykhus		X	X
James R. Scott(3)		X			X
Jonathan R. Scott(4)				X	X
(1) Ms. Grieb will not seek re-election at the annual meeting, and will leave the Audit Committee and Risk Committee when her current Board term ends at the annual meeting.
(2) Upon Mr. Henning’s resignation from the Board as of the annual meeting, he will leave the Audit Committee and
Technology, Innovation & Operations Committee.
(3) Upon Mr. Scott’s resignation from the Board as of the annual meeting, he will leave the Compensation & Human
Capital Committee and Technology, Innovation & Operations Committee.
(4)  Mr. Scott will not seek re-election at the annual meeting, and will leave the Risk Committee and Technology,
Innovation & Operations Committee when his current Board term ends at the annual meeting.

29	First Interstate BancSystem, Inc.

Audit Committee
Meetings Held in 2024: 12	Additional Members: Alice S. Cho, Thomas E. Henning*, David L. Jahnke, and Dennis L. Johnson	Independence: Each member of the Audit Committee is independent under applicable law and NASDAQ Marketplace Rules
Key Committee Responsibilities:
•Represents and assists our Board in its oversight responsibility relating to the quality and integrity of the
Company’s financial statements and related internal controls; internal and external audit independence, qualifications, and performance; and the processes for monitoring compliance with laws and regulations.

•Oversees the appointment, compensation, and retention of our independent, registered public accounting firm, including the performance of permissible audit, audit-related, and non-audit services, and the associated fees.

•Establishes procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting, reporting, internal control, or auditing matters as well as monitoring our compliance with ethics programs.

•Our Board has determined that Frances P. Grieb, Alice S. Cho, Thomas E. Henning, David L. Jahnke, and
Dennis L. Johnson qualify as “audit committee financial experts” as that term is defined in applicable law and each of the Audit Committee members have the requisite financial literacy and accounting or related financial-management expertise required generally of an Audit Committee member under the applicable standards of the SEC and NASDAQ.
*Each of Ms. Grieb and Mr. Henning will leave the Committee when their service on the Board ends at the annual meeting.

30	First Interstate BancSystem, Inc.

Compensation and Human Capital Committee
Meetings Held in 2024: 13	Additional Members: Stephen B. Bowman, Patricia L. Moss, Daniel A. Rykhus, and James R. Scott*	Independence: Each member of this committee is independent under applicable NASDAQ Marketplace Rules
Key Committee Responsibilities:
•Reviews and approves goals relevant to compensation for executive officers and evaluates the effectiveness of our compensation practices in achieving Company objectives, encouraging behaviors consistent with our values, and aligning performance objectives.

•Reviews and approves the compensation of our non-CEO Named Executive Officers (“NEOs”), recommends for Board approval of CEO compensation, and oversees succession planning for all executive officers. In addition, the Committee recommends compensation for Board members.

•Oversees the Company’s equity and incentive compensation plans and operation of compensation programs affecting the Company’s employees generally.  Approves equity awards granted to the non-CEO NEOs and recommends Board approval of CEO equity awards. The Compensation and Human Capital Committee has delegated authority to our CEO to make awards to employees who are not NEOs.

•Provides oversight of the Company’s talent management, development, and related programs, including programs related to diversity, opportunity, and inclusion.
•Oversees the Company’s CEO and executive succession planning.
Compensation Consultant. The Compensation and Human Capital Committee has retained the services of Pearl
Meyer & Partners (“Pearl Meyer”), a compensation consulting firm, to assist with its executive compensation review and to provide competitive market data. A consultant from Pearl Meyer generally attends the Compensation and
Human Capital Committee meetings at which executive officer compensation is discussed and provides information, research, and analysis pertaining to executive compensation and updates on market trends as requested by the
Compensation and Human Capital Committee. In connection with its engagement of Pearl Meyer, the Compensation and Human Capital Committee considered various factors bearing upon Pearl Meyer’s independence including, but not limited to, the amount of fees received by Pearl Meyer from the Company, Pearl Meyer’s policies and procedures designed to prevent conflicts of interest, and the existence of any business or personal relationship that could impact Pearl Meyer’s independence. After reviewing these and other factors, the Compensation and Human
Capital Committee determined that Pearl Meyer was independent and that its engagement did not present any conflicts of interest. Pearl Meyer does not provide executive compensation services to the Company. The
Compensation and Human Capital Committee sets compensation levels based on the skills, experience, and achievements of each executive officer, considering market analysis and input provided by Pearl Meyer and the compensation recommendations of our Chief Executive Officer, except with respect to his own position. The
Compensation and Human Capital Committee believes that input from both Pearl Meyer and our Chief Executive
Officer provides useful information and perspective to assist the Compensation and Human Capital Committee in determining the appropriate compensation.
*Mr. Scott will leave the Committee when his service on the Board ends at the annual meeting.

Compensation and Human Capital Committee Interlocks and Insider Participation:
•No members of the Compensation and Human Capital Committee who served during 2024 were officers or employees of the Company during the year, or were former officers of the Company, or had any relationship requiring disclosure under the caption "Certain Relationships and Related Party Transactions" included below in this proxy statement other than James R. Scott.

•No executive officer of the Company served on the compensation committee or board of directors of another company that had an executive officer who served on the Company's Compensation and Human Capital
Committee or Board.

31	First Interstate BancSystem, Inc.

Governance and Nominating Committee
Meetings Held in 2024: 8	Additional Members: David L. Jahnke, Stephen M. Lacy, Patricia L. Moss, and Daniel A. Rykhus	Independence: Each member of this committee is independent under applicable NASDAQ Marketplace Rules
Key Committee Responsibilities:
•Oversees the Company’s corporate governance needs and assists the Board with the process of identifying, evaluating, and nominating candidates for membership to our Board.
•Evaluates the performance of our Chair and oversees the functions and needs of the Board and its committees, including overseeing the orientation and development of Board members, evaluating the effectiveness of the Board, each committee, and the respective performance of each Board member;
and evaluating services provided to and communications with shareholders.

•Reviews and approves related party transactions.
•Assists the Board in providing primary Board oversight of the Company’s Corporate Responsibility program.
•Reviews each committee’s annual priorities during a meeting of the Chair of the Board and the committee chairs to increase the efficiency of the work of the Board and the committees.

32	First Interstate BancSystem, Inc.

Risk Committee
Meetings Held in 2024: 4	Additional Members: Frances P. Grieb*, Dennis L. Johnson, Joyce A. Phillips, and Jonathan R. Scott*	Independence: Each member of this committee is independent under applicable NASDAQ Marketplace Rules
Key Committee Responsibilities:
•Oversees the Company’s enterprise-wide risk management program and corporate risk function, which include the strategies, policies, and systems established by senior management to identify, assess, measure, monitor, and manage the Company’s significant risks, including cybersecurity risk.

•Assesses whether management’s implementation of the program is capable of managing those risks consistent with the Company’s risk appetite.
•Monitors whether the Company’s most significant enterprise-wide risk exposures are in alignment with the Company’s appetite for risk.
•Coordinates with and serves as a resource to the Board of Directors and other Board committees through facilitation of the understanding of enterprise-wide risk management processes and effectiveness.
*Each of Ms. Grieb and Mr. Scott will leave the Committee when their service on the Board ends at the annual meeting.

33	First Interstate BancSystem, Inc.

Technology, Innovation and Operations Committee
Meetings Held in 2024: 4	Additional Members: Thomas E. Henning*, John M. Heyneman, Jr., James R. Scott*, and Jonathan R. Scott*	Independence: Each member of this committee is independent under applicable NASDAQ Marketplace Rules
Key Committee Responsibilities:
•Reviews Company management’s proposals regarding significant investments in support of the Company’s technology, operations and innovation strategies.
•Reviews the Company’s budget relative to technology, operations, and innovation and ensures projects are appropriately aligned with and adequately support the  Company’s strategic priorities, including periodically reviewing technology spending compared to peers.

•Monitors the Company’s oversight of information technology, operations, and operational effectiveness and innovation strategies.
•Provides oversight of Management’s monitoring of existing and future trends in technology, operations, and innovation.
*Each of Thomas E. Henning, James R. Scott, and Jonathan R. Scott will leave the Committee when his service on the Board ends at the annual meeting.

Board’s Role in Risk Oversight
It is the responsibility of the Chief Executive Officer to fulfill the Board’s expectation of a strong risk management culture throughout the organization. It is the responsibility of the Chief Risk Officer to ensure an appropriate risk management framework is implemented to identify, assess, and manage our exposure to risk. The Board and its committees play an important role in overseeing executive management’s performance of their responsibilities relating to risk management. In general, this oversight includes working with executive management to determine an appropriate risk management culture, monitoring the amounts and types of risk taken in executing our business strategy, and evaluating the effectiveness of risk management processes against the policies and procedures established to control those risks. We have adopted a risk management oversight structure designed to ensure that all significant risks are actively monitored by the entire Board or one of its committees.
Furthermore, given the significance of the Bank’s operations to us, additional risk management oversight is provided by the Bank’s Board of Directors.
In most cases, our respective Board committees are responsible for the oversight of specific risks as outlined in each of their respective charters. For example, the Risk Committee assists the Board in fulfilling its risk oversight responsibilities by overseeing responses to reports of examination, and monitoring whether our risk governance processes are adequate, our enterprise-wide risk monitoring activities are appropriate, and our enterprise-wide risk program is effective. The Risk Committee also provides oversight of compliance, credit, liquidity, market, operational risk, and information security and cyber risk in addition to oversight over regulatory matters. The Audit Committee, in addition to its oversight of all aspects of our annual independent audit and the preparation of our financial statements, has been delegated responsibility for oversight of risks associated with our internal controls over financial reporting. The Compensation and Human Capital Committee has been delegated

34	First Interstate BancSystem, Inc.
responsibility for oversight of our compensation programs, including evaluating whether any of these programs contain features that promote excessive risk-taking by management and other employees, either individually or as a group. The Governance and Nominating Committee has been delegated responsibility for establishing and reviewing the adequacy of and compliance with our Code of
Conduct; reviewing and approving certain related party transactions; developing criteria and qualifications for Board membership; considering, recommending, and recruiting candidates to fill new or vacant positions on the Board; providing primary oversight of our corporate responsibility program;
and ensuring an effective and efficient system of governance is in place. The Technology, Innovation, and Operations Committee has been delegated responsibility for oversight of technology and information, and provides input to the Risk Committee regarding technology and industry trends that influence strategic impacts on business risks.
In addition to oversight of risk management by the Board and its committees, the Bank’s Board of
Directors has the responsibility for overseeing management of the Bank’s lending activities, liquidity and capital position, asset quality, interest rate risk, and investment strategies. The Chair of the
Bank’s Board of Directors communicates relevant information with respect to these activities to the
Company's full Board.
The Board’s committees carry out their responsibilities by requesting and obtaining reports and other information from management with respect to relevant risk areas as shown in the table below. In addition to our committee structure, our entire Board periodically receives reports and information about key risks and enterprise risk management from the Chief Risk Officer.

Board Role in Risk Oversight
Audit	Risk	Technology, Innovation & Operations	Governance & Nominating	Compensation & Human Capital	FIBK Board
•Internal & External Fraud Risk •Internal & External Audit Risk •Ethical Risk •Regulatory Compliance Risk •Financial Reporting Risk •Operational Risk
•Enterprise Risk
Management
Policy Review
•ERM Efficacy
•Emerging &
Newly
Identified Risk
•Credit Risk
•Compliance
Risk
•Information
Security and
Cyber Risk
•Liquidity Risk
•Market Risk
•Operational
Risk
•Strategy Risk
•Regulatory and
Legal Risk
•Model Risk
•Third-Party
Risk
		•Technology Efficacy Review •Technology & Innovation Investment •Technology and Innovation Trends & Practices	•Corporate Governance Risk •Board NASDAQ Marketplace Rules Compliance •Board Member Responsibility Scope •Sustainability Risk	•Board Compensation •CEO Compensation •Executive Officer Compensation •Clawback Policy •Say on Pay •Talent Retention & Development Risk
•Lending
Activity Risk
•Liquidity &
Capital Position
Risk
•Asset Quality
Risk
•Interest Rate
Risk
•Investment
Strategy Risk
•Investor Risk
•Reputational
Risk
•Emerging Risk
•Strategy Risk
•All Other Risk
as Appropriate

Information Security/Cybersecurity
The Company is committed to protecting the Bank’s and our clients’ information from technology-
related threats. We expect cybersecurity risk to remain high across the financial sector for the foreseeable future due to the rapidly evolving nature and sophistication of cyber threats and the

35	First Interstate BancSystem, Inc.
expanding use of third-party service providers, internet banking, mobile banking, and other technology-based products and services by us and our clients.
Our Board and Chief Information Officer devote significant time to mitigating cybersecurity risks. The
Board is responsible for overseeing the Company’s cyber risk management program, with the support of the Risk Committee.
The Risk Committee is responsible for overseeing our enterprise-wide risk management program and corporate risk functions, including cyber risk. The Chair of the Risk Committee provides regular updates to the Board to help facilitate the Board’s cyber risk oversight function. Management is responsible for identifying, assessing, monitoring and managing cybersecurity risk.
As a financial institution, we are expected under federal regulations and other legal requirements to design multiple layers of security controls to protect confidential client information, client access to internet-based services offered by the Bank, and to establish and maintain management processes to address current and evolving threats, including oversight of service providers. We have designed our cybersecurity program to meet these goals. Additionally, we are expected to maintain sufficient business continuity planning processes to ensure the rapid recovery, resumption, and maintenance of the Bank’s operations after a cyber-attack. We have developed appropriate processes to enable recovery of data and business operations and restore or rebuild our network capabilities and data, if necessary following, a cyber-attack at the Bank. Failure to maintain our cybersecurity and business continuity programs in accordance with our regulatory and legal requirements could subject the Bank to various regulatory sanctions, including financial penalties, as well as operational disruption, reputational damage, and litigation.
In the ordinary course of business, we rely on electronic communications and information systems to conduct our operations and to store sensitive data. We employ a variety of preventative and detective controls and tools to monitor, block, and provide alerts regarding suspicious activity. We have also engaged third-party cybersecurity firms to provide Managed Detection and Response for security monitoring and other managed security services. We further address cybersecurity risk through internal training of our employees on incident preparedness, response, and recovery, which we believe to be commensurate with their responsibilities, and we offset cyber risk and potential damages stemming from a significant cyber incident by maintaining cyber liability insurance.
Shareholder Communications with the Board
We have not, to date, developed a formal process for shareholder communications with the Board. We believe our current informal process, in which any communication sent to the Board either generally or in care of the Chief Executive Officer, Corporate Secretary, or other corporate officer or director is forwarded to all members of the Board, has adequately served the Board’s and the shareholders’
needs.
Corporate Responsibility Oversight
The Governance and Nominating Committee of the Board has primary oversight of our efforts to be responsible stewards of the environment, to be a good corporate citizen in our communities, and to maintain strong governance practices. In addition, the Compensation and Human Capital Committee has oversight of various social efforts relating to that committee’s responsibilities, such as employee benefits, employee engagement, Company culture, and policies related to diversity, opportunity, and inclusion.
This oversight helps us focus better on how we impact our key stakeholders and communities while also strengthening our business performance.
We are focused on responsible and sustainable growth and leadership. Additional information concerning our corporate responsibility efforts can be found on the Company’s website at
www.FIBK.com by selecting “ESG.” The information contained on our website with respect to our corporate responsibility efforts and our Corporate Responsibility Report that can be reviewed there shall not be deemed to be a part of, or incorporated by reference in, this proxy statement for any purpose.

36	First Interstate BancSystem, Inc.
Financial Code of Ethics
Our Chief Executive Officer, Chief Financial Officer, and Principal Accounting Officer or other persons performing similar functions are required to comply with our Financial Code of Ethics.
The purposes of the Financial Code of Ethics are as follows:
•to deter wrongdoing and to promote, among other things, honest and ethical conduct;
•to promote full, fair, accurate, timely, and understandable disclosure in SEC and public filings;
•to promote compliance with applicable laws, rules, and regulations;
•to facilitate prompt internal reporting of violations of the Financial Code of Ethics; and
•to provide accountability for adherence to such code.
Employees may submit concerns or complaints regarding ethical issues on a confidential basis by means of a toll-free telephone hotline or the use of an internet-based reporting system. All concerns and complaints are reported to our Chief Audit Executive, General Counsel, Chief Risk Officer, and
Financial Crimes Manager, among others. Investigations are monitored by the Chief Audit Executive who is responsible for reporting relevant complaints to the Audit Committee. A current copy of our
Financial Code of Ethics is incorporated by reference as Exhibit 14.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the U.S. Securities and Exchange
Commission (“SEC”) on February 28, 2025 (the “2024 Form 10-K”). There were no waivers from compliance with our Financial Code of Ethics in 2024, and we intend to disclose any amendments to or waivers from our Financial Code of Ethics on our website at www.FIBK.com.

37	First Interstate BancSystem, Inc.
Director Compensation
We use a combination of cash and equity-based incentive compensation to attract and retain qualified candidates to serve on our Board. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties as well as the skill level required by us with respect to members of the Board.
Annual non-employee director compensation is based upon a service year beginning on June 1 and ending on May 31 of each year. For the 2024-2025 service year, each non-employee director, other than the Chair of the Board, is entitled to receive an annual retainer valued at $140,000, of which approximately $80,000 was paid in the form of restricted stock units on June 1, 2024 and the remaining approximately $60,000 is payable on a quarterly basis in the form of either cash or restricted stock units at the director's election.
For his services as Chair of the Board for the 2024-2025 service year, Stephen B. Bowman is entitled to receive an annual retainer of $230,000, of which approximately $130,000 was paid in the form of restricted stock units on June 1, 2024 and the remaining approximately $100,000 is payable on a quarterly basis in the form of either cash or restricted stock units at his election. David L. Jahnke, who served as Chair of the Board until May 2024, received a $22,500 cash payment in 2024, reflecting his quarterly cash retainer fee covering the portion of fiscal year 2024 during which he served as Chair of the Board. The retainer paid to the Chair of the Board is in lieu of all director fees and other retainers described below. The retainer paid to the Chair of the Board recognizes the Chair’s work in providing an interface between the Board and our management, oversight of strategic planning, leadership of the Board, executive succession planning, and community visibility.
Committee members and committee chairpersons retainer fees are as follows:

Committee	Chair Retainer(1)	Member Retainer
Audit	$27,500	$10,000
Compensation and Human Capital	20,000	10,000
Governance and Nominating	19,000	7,500
Risk	22,500	10,000
Technology	19,000	7,500
(1) Amount is inclusive of member retainer for the Chair of the Committee.
Directors are reimbursed for ordinary expenses incurred in connection with attending board and committee meetings. Under our deferred compensation plan, directors may elect to defer any cash portion of director’s fees until an elective distribution date or the director’s separation from service, disability, or death.
Directors are also eligible to participate in the First Interstate BancSystem Foundation’s Matching Gift
program. Under the Matching Gift program, the Foundation will match each director’s charitable donations, dollar for dollar, up to $10,000 per calendar year. The Foundation is a charitable organization established by First Interstate BancSystem, Inc., and is a separate legal entity from First
Interstate BancSystem, Inc., with distinct legal restrictions. Only eligible 501(c)(3) tax-exempt organizations may receive a matching donation from the Foundation.

38	First Interstate BancSystem, Inc.
Director Compensation Table

Name	Fees Earned or Paid In Cash(1)(2)	Stock Awards(3)(4)	All Other Compensation(5)	Total
Stephen B. Bowman (6)	$101,225	$129,993	$—	$231,218
James P. Brannen(7)	16,875	—	—	16,875
Alice S. Cho	88,750	79,992	8,394	177,136
Frances P. Grieb	95,000	79,992	10,915	185,907
Thomas E. Henning	75,000	79,992	16,394	171,386
John M. Heyneman, Jr.	82,125	79,992	16,311	178,428
David L. Jahnke(6)	80,625	79,992	10,656	171,273
Dennis L. Johnson	82,500	79,992	10,000	172,492
Stephen M. Lacy	82,500	79,992	16,394	178,886
Patricia L. Moss	75,000	79,992	6,394	161,386
Joyce A. Phillips	86,500	79,992	6,394	172,886
James A. Reuter(8)	—	—	—	—
Kevin P. Riley(8)	—	—	—	—
Daniel A. Rykhus	75,000	79,992	6,394	161,386
James R. Scott	60,625	79,992	20,656	161,273
Jonathan R. Scott	72,495	79,992	8,524	161,011
(1) The amounts listed in this column include the retainer and committee fees paid by the Company to the non-employee directors in the 2024 calendar year. Committee assignments, retainers and committee fees are set for the period of June 1 through May 31.
(2) Mr. Bowman elected to receive 50% of his 2024 cash retainer in restricted stock units (“RSUs”) and Mr. Jonathan Scott elected to receive 25% of his 2024 cash retainer in RSUs.
(3) The amounts reflect the aggregate grant date fair value of RSUs granted to our non-employee directors in June 2024 computed in accordance with FASB ASC Topic 718. The grant date fair value of RSUs awarded in 2024 utilized the closing price of a share of our common stock on the trading day immediately prior to the grant date of $26.54. These RSUs vest on
June 1, 2025, subject to the director’s provision of continuous service to the Company through the date of the annual meeting on May 20, 2025.
(4) As of December 31, 2024, each non-employee director held 3,014 unvested RSUs, other than Mr. Bowman who held 6,781 unvested RSUs and Mr. Jonathan R. Scott who held 3,579 unvested RSUs.
(5) The amounts in this column reflect (1) the amount of accrued cash dividend equivalent payments made upon the vesting of outstanding equity awards and delivery of shares underlying such equity awards in 2024, which had been granted in prior years, and (2) for certain of the directors, matching contributions made under First Interstate BancSystem Foundation’s
Matching Gift program as follows: Ms. Cho, $2,000; Mr. Henning, $10,000; Mr. Heyneman, $9,917; Mr. Johnson, $10,000; Mr.
Lacy, $10,000; and Mr. James Scott, $10,000.
(6) Mr. Jahnke served as Chair of the Board until May 23, 2024, at which time Mr. Bowman became Chair of the Board.
(7) Mr. Brannen’s service on the Board ended as of the 2024 annual meeting held in May 2024.
(8) Mr. Reuter and Mr. Riley received no separate compensation for serving as a director, but were compensated in their capacity as President and Chief Executive Officer during their respective time serving in the role and their compensation is included herein in the “Summary Compensation Table.”
Director Equity Ownership Guidelines
Under our equity ownership guidelines, each non-employee director is required to acquire and maintain ownership of our common stock, including RSUs subject to time-vesting conditions, equal in value to five times his or her annual cash retainer. Equity holdings are measured annually using the 12-
month average closing common stock price. Under the current policy, non-employee directors are permitted to meet the ownership guidelines over time; however, until they have met the ownership requirements they may not sell or otherwise divest shares. If after satisfying the ownership requirements, a non-employee director subsequently sells or divests shares and then it is determined that such director is no longer in compliance with the ownership requirement, the Compensation and
Human Capital Committee in its discretion may require such director to receive their annual retainer entirely in shares of common stock or otherwise prohibit the director from selling additional shares of common stock until they regain compliance.  At the end of 2024, all non-employee directors except
Ms. Cho, Mr. Bowman, and Ms. Phillips met the ownership guidelines set forth in the policy.

39	First Interstate BancSystem, Inc.
Section 14A of the Exchange Act provides shareholders an opportunity to cast a non-binding advisory vote to approve the compensation of the “Named Executive Officers” or “NEOs” identified in the
Summary Compensation Table included in the Compensation of Named Executive Officers section of this proxy statement.
The Company has a general compensation philosophy that executive compensation should align with shareholders’ interests without encouraging excessive risk taking. First Interstate's executive compensation programs, which are described in greater detail in the “Compensation Discussion and
Analysis” portion of this document beginning on page 45, are designed to attract and retain qualified executive officers and establish an appropriate relationship between executive pay and First
Interstate’s annual financial performance and long-term growth objectives. Long-term executive compensation, through awards of RSUs containing time- and performance-based vesting provisions, encourages growth in executive stock ownership and helps drive performance that rewards both executives and shareholders.
The Company holds this non-binding advisory vote on executive compensation every year. The advisory vote on this resolution is not intended to address any specific element of executive compensation;
rather, the advisory vote relates to the compensation of the Company’s Named Executive Officers as disclosed in this document in accordance with the compensation disclosure rules of the SEC. The vote is advisory only, which means that it is not binding on the Company, its Board, or the Compensation and Human Capital Committee of the Board. The Company’s Board and its Compensation and Human
Capital Committee value the opinions of shareholders and therefore will take into account the outcome of the vote when considering future executive compensation arrangements.
Accordingly, the shareholders are requested to vote on the following resolution at the Company’s 2025 annual meeting:
RESOLVED, that the First Interstate shareholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in this document pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis portion of this document, the Summary Compensation Table included in this document, and the other related tables and disclosures included in this document.
Proxies solicited hereby will be voted for the proposal unless a vote against the proposal or abstention or non-vote is specifically indicated. If a quorum is present at the annual meeting, we will consider the non-binding, advisory approval of the compensation paid to our Named Executive Officers to have occurred if the votes cast favoring the approval of the compensation paid to our Named Executive
Officers by shares present in person or represented by proxy at the meeting and entitled to vote on this proposal exceed the total votes cast against the proposal by shares present in person or represented by proxy at the meeting and entitled to vote on this proposal. This means that the approval will be obtained if more than 50% of the votes cast by shares present in person or by proxy at the annual meeting and entitled to vote on this proposal are cast by shareholders “for” this proposal.

40	First Interstate BancSystem, Inc.
Human Capital Management
Overview
One of the Company’s central values is People First, Always. The Company embraces and exemplifies that core tenant in its treatment of employees. The Company is committed to the people who make our work possible. Through our human capital strategy, we attract, retain and reward talent across our enterprise in support of this mission. We have prioritized our efforts to build and maintain an inclusive and safe workplace, with opportunities for our employees to grow and develop in their careers, supported by competitive compensation, benefits, health and wellness programs.
Executive Officers
The following executive officer biographies present information, as of the date of this proxy statement, regarding our executive officers, except for Mr. Reuter, whose biography is set forth under the caption “Director and Director Nominee Biographies”.
Executive Officer Biographies
Lorrie F. Asker, age 57, has been Executive Vice President and Chief Banking Officer (CBO) since
August 2023. Ms. Asker oversees all retail and commercial banking operations across First Interstate’s
14-state footprint. With a 30-year track record of building strong relationships and producing results,
Ms. Asker’s expertise encompasses leading highly productive teams to serve customers and address the changing landscape of banking products and services. Prior to her role as CBO, Ms. Asker served as First
Interstate’s Rocky Mountain Regional President since 2019, managing 10 commercial banking teams and more than 60 branches. Ms. Asker previously led the commercial and industrial banking division for
First Foundation Bank and oversaw commercial analysis and systems at Umpqua Bank. Her career also includes tenures with Sterling Bank, US Bank, and West One Bank. Ms. Asker previously served on Idaho
Governor Brad Little’s Economic Rebound Advisory Committee and is a member of the Saint Alphonsus
Regional Medical Center Foundation Board. A graduate and current faculty member of the Pacific Coast
Banking School, Ms. Asker earned a Bachelor of Science in organizational communication from the
University of Idaho and a Master of Business Administration from the College of William and Mary.

41	First Interstate BancSystem, Inc.
Kirk D. Jensen, age 55, is Executive Vice President and General Counsel and joined First Interstate in
2016. Prior to joining First Interstate, Mr. Jensen was a founding partner of the law firm
BuckleySandler LLP in Washington, D.C., where he advised financial institutions on a variety of regulatory compliance matters and represented financial institutions in high-stakes litigation and in federal and state government enforcement actions. He is a fellow of the American College of
Consumer Financial Services Lawyers, a member of the Conference on Consumer Finance Law, has held various leadership positions in the American Bar Association’s Business Law and Litigation Sections, and
has received appointments as Senior Lecturer at Duke University School of Law. In 2018, Mr. Jensen
was recognized with the Global Counsel Award for Financial Services-Regulatory by the Association of
Corporate Counsel and Lexology. Mr. Jensen clerked for the Honorable Deanell Reece Tacha, Chief
Judge of the United States Court of Appeals for the Tenth Circuit. He earned his Juris Doctor degree from Duke University School of Law where he was a member of the Order of the Coif and Duke Law
Journal. He earned his Bachelor of Arts degree from Brigham Young University.
Lori A. Meyer, age 47, has served as the Company’s Executive Vice President and Chief Information
Officer since November 30, 2023, and as interim Chief Information Officer since June 28, 2023. Ms.
Meyer previously served in several leadership roles for the Company, including Director of Enterprise
Planning (2021-2023), Director of Enterprise Program Management (2018-2021), Director of IT Business
Management (2017-2018), Director of IT Business Relations (2016-2017), and Business Process
Improvement Lead (2013-2016). Ms. Meyer also managed the Bank’s Operations Branch Support Division from 2007 to 2013. Ms. Meyer is a graduate of Montana State University Billings with a bachelor’s degree in psychology and was recognized by the Billings Gazette as a “40 Under 40” recipient. She is
Lean Six Sigma certified in process improvement/agile experience and is a graduate of the Bank
Operations Institute in Dallas, Texas. An active community volunteer, Ms. Meyer regularly volunteers with Special Olympics and is passionate about supporting programs that help teens combat hunger, homelessness, and mental health challenges.

42	First Interstate BancSystem, Inc.
Marcy D. Mutch, age 65, has been Executive Vice President and Chief Financial Officer since September
2015. Prior to her current role, Ms. Mutch served as the Bank’s Investor Relations Officer from 2010 to
2015 and as Vice President of Corporate Tax from 2006 to 2010. Ms. Mutch contributes over 30 years of financial industry experience and expertise to First Interstate. Prior to joining the Bank, she served in tax and finance positions with Citizens Development Company and as a tax manager for Eide Bailly,
LLP. Ms. Mutch earned a Bachelor of Science degree in business administration from Montana State
University in Billings, Montana.
Kristina R. Robbins, age 56, has been Executive Vice President and Chief Operations Officer since
January, 2024.  Ms. Robbins has extensive banking experience serving in a variety of leadership roles throughout her 25-year career. Prior to her current role, Ms. Robbins served as First Interstate's Senior
Vice President and Chief Operations Officer from June 2022 to January 2024 and as Director of Loan
Operations from August 2018 to March 2022. As Director of Loan Operations, Ms. Robbins was
responsible for leading key improvement efforts in the lending channels to better align the work to support both clients and bankers. She has experience in process improvement, including Lean Six Sigma and Agile methods. Ms. Robbins worked as an Executive Vice President for Sterling Bank from 2007 until its merger with Umpqua Bank in April 2014, when she was named Executive Vice President and
Director of Loan Operations and the Call Center. Ms. Robbins is an active community volunteer, focusing her efforts on supporting the young people and the underserved in her community. Her efforts in these areas align around safe places to assemble, quality education, and technical training offerings, all which support a healthy community.

43	First Interstate BancSystem, Inc.
Employee Experience
Engaged employees are both loyal and productive. Each year, the Company conducts an Employee
Engagement Survey to gauge satisfaction in this area. For 2024, the participation rate reached 95%
with 3,248 responses. Our employees are engaged, curious, and passionate about how their time and talent contribute to our overall success.
Total Compensation
•Competitive Compensation. The Company values the contributions of its employees and seeks to provide a compelling package of pay and benefits.
•Paid Time Off & Leave. The Company offers several paid leave and time off options to all full-
time and part-time employees, including:
◦PTO: Paid time off is accrued based on years of service, and can be used for any combination of vacation, personal leave, and sick time.
◦Holidays: Employees receive up to eleven paid holidays each year.
◦Volunteer Time: Employees are eligible for up to eight hours of paid volunteer time per year to participate in volunteer activities.
Additionally, employees working at least 30 hours per week are eligible to receive time off for special circumstances, including:
◦Jury Duty: Individuals actively serving on jury duty can receive up to fifteen days of pay, annually.
◦Parental/Caregiver Leave: Up to ten days of paid leave are offered to employees for bonding due to birth, adoption, or foster care placement, or tending to an immediate family member with a serious health condition.
◦Bereavement Leave: Up to five days of paid bereavement leave is available to those who experience a death of a close relative or coworker.
•Health Insurance Coverage. The Company offers medical, dental, and vision coverage and enrolled employees are eligible for Flexible Spending Accounts or Company seeded Health
Savings Accounts. Additionally, enrolled employees are offered convenient 24/7/365 phone or video consultations with U.S. board-certified doctors through MDLive.
•Dependent Care Flexible Spending Accounts. The Company offers a Child Care Assistance
Program for employees earning a salary of less than $70,000 per year. The Company contributes
$1,500 per year per child, up to $4,500 annually into a Dependent Care Flex Spending Account
(FSA) on behalf of eligible employees.
•Student Loan Debt Repayment. The Company contributes $100 per month to qualified employees to help alleviate the financial burden of student loans. In 2024, the Company’s contributions under this program totaled $450,100 for 498 employees.
•Retirement Savings Contributions. The Company offers a 401(k) retirement plan through
Fidelity Investments under which all employees are enrolled automatically and receive a 100%
Company match on the first 6% contributed by the employee.
•Exercise Reimbursement. The Company encourages employees to stay active by offering a reimbursement of $300 annually toward a fitness program, such as a gym or a digital and at-
home workout program.
Health & Wellness
•Employee Assistance Program. The Company offers a 24 hour/7 day per week, Employee
Assistance Program to employee and their dependents at no cost and provides confidential support and resources to get through life’s challenges. The program offers confidential counseling on personal issues, financial information and tools, and legal information and resources.
•Alternative Work Arrangements. Where business needs allow, managers across the Company are empowered to modify their departments’ work schedules and locations to allow for greater flexibility while pursuing performance goals.

44	First Interstate BancSystem, Inc.
•First Relief. Funded by employee gifts, voluntary payroll deductions, and the First Interstate
BancSystem Foundation, First Relief provides financial aid to bank employees experiencing hardships, such as a family emergency, illness, or natural disaster. In 2024, $85,315 in First
Relief donations was awarded to 31 employees, with an average of $2,752 granted to each recipient.
Employee Resources & Training
First Interstate offers its employees scalable, effective, and on-demand tools for professional development.
•LinkedIn Learning. In 2024, 2,378 employees participated in the program, logging 10,690 hours of content viewed and 7,935 courses completed.
•Pacific Coast Banking School. In 2024, a total of nine employees selected by the Executive
Team participated in or graduated from this three-year, intensive training in all banking-related disciplines, including credit management, general economics, community support and service trends.
•Regulatory University. The Company provides annual training on Fair and Responsible Lending through this online platform. The training focuses on safety and soundness, consumer protection laws and regulations, high and emerging risk issues, products and services, and other topics of relevance to multiple lines of the Company’s business.
Employee and Company Engagement
Workplace Opportunity
First Interstate is an equal opportunity employer committed to a diverse workforce and a barrier-free employment process. Employment and advancement is based solely on an individual's merit and qualifications directly related to the position. The Company continues to focus its efforts on fostering an environment where all employees are respected and valued, embracing our continued growth and the new communities and individuals we serve, and educating our employees and leadership to ensure the Company is recruiting and retaining diverse talent across our footprint.
Community Investment
In 2024, the Company directed approximately $225.3 million toward community development lending.
Resources were focused on areas that support affordable housing, economic development, community services, and revitalization and stabilization of communities throughout our 14-state footprint that have been distressed, underserved, or considered low and moderate income (“LMI”) communities.
On a local level, the Company encourages our branches to engage with community development organizations within their markets. Opportunities abound to share our expertise through board services, financing, and financial education. Additionally, our branches have decision-making authority in directing donations and investments in their markets, particularly to qualified organizations involved in community development and serving LMI communities.

45	First Interstate BancSystem, Inc.
Compensation Discussion and Analysis
The Compensation Discussion and Analysis describes our executive compensation program for 2024.
Our Named Executive Officers for 2024, or “NEOs,” include our Chief Executive Officer, our Chief
Financial Officer, and our three most highly compensated other executive officers who were serving in that capacity at the end of the fiscal year ended December 31, 2024, and Kevin P. Riley, who served as our President and Chief Executive Officer until November 1, 2024. Our NEOs for 2024 are listed below:

Officer	Title
James A. Reuter(1)	President and Chief Executive Officer
Marcy D. Mutch	Executive Vice President and Chief Financial Officer
Lorrie F. Asker	Executive Vice President and Chief Banking Officer
Kirk D. Jensen	Executive Vice President and General Counsel
Kristina R. Robbins	Executive Vice President and Chief Operations Officer
Kevin P. Riley(2)	Former President and Chief Executive Officer
(1) Mr. Reuter was appointed as the President and Chief Executive Officer effective November 1, 2024.
(2) Mr. Riley retired as President and Chief Executive Officer, effective November 1, 2024. From November 1, 2024 to
January 1, 2025, Mr. Riley remained employed by the Company as Special Advisor to the Chair of the Board pursuant to the terms of the Riley Transition Agreement, as further described and defined below.
Executive Summary
2024 Performance Highlights
In 2024, we produced net income of $226.0 million, and diluted earnings per share of $2.19. The
Company generated a ROAE of 6.92% and a ROATCE of 10.95% in 2024. See Appendix A to this proxy statement for a reconciliation of ROATCE to its most directly comparable GAAP financial measure.
We returned approximately 87% of net income to our shareholders, or $195.9 million, in the form of quarterly cash dividends. In total, we returned $1.88 per share in dividends to shareholders during
2024, providing a yield of 6.5% against our average stock price of $29.07 during 2024. Capital ratios continued to improve during 2024, with our Common Equity Tier 1 ratio ending the year at 12.16%, compared to 11.08% at the end of 2023.
We experienced higher charge-offs in 2024, with net charge-offs of $104.5 million, or 0.57% of average loans outstanding, impacted by the $49.3 million single relationship C&I charge-off in the fourth quarter. Our allowance for credit losses (“ACL”) on loans was $204.1 million, or 1.14% of loans held for investment as of December 31, 2024, as compared to $227.7 million, or 1.25% of loans held for investment, as of December 31, 2023.  The ACL is maintained at an amount we believe to be sufficient to provide for estimated losses expected over the life of the loans at each balance sheet date.
Loans decreased 2.4% in 2024. While the production environment was muted, we focused on building full client relationships and risk-adjusted return on new production. Deposit balances declined modestly in 2024, but we were pleased to see balances increase in the fourth quarter. We made the strategic decision to allow our Investment Portfolio to continue to amortize during the year, allowing us to paydown short-term borrowings and providing us the ability to improve our balance sheet positioning. Total borrowings declined $1.0 billion during 2024, and our strategic positioning of the balance sheet remains flexible, evidenced by a ratio of loans held for investment to deposits of 77.5% at December 31, 2024.
Our philosophy in how we manage our Company is driven by our focus on the long-term, sustainable success of our people, our clients, our communities and ultimately our shareholders.

46	First Interstate BancSystem, Inc.
2024 Compensation Highlights
Below are highlights of our executive compensation program and compensation decisions made by the Compensation and Human Capital Committee (“Compensation Committee”) for the fiscal year ended December 31, 2024.
Compensation Opportunities: The Compensation Committee reviewed peer benchmarking analysis provided by our independent compensation consultant, Pearl Meyer & Partners (“Pearl Meyer”), to assist in the setting of our NEO’s total direct compensation consisting of base salary, short-term incentive (“STI”), and long-term incentive (“LTI”) target opportunities. Based on that review, in
January 2024 the Compensation Committee (and the Board in February 2024, for CEO compensation)
approved increases to the at-risk compensation of our NEOs serving at such time to provide a target total direct compensation package that would align closer to the median level of our peers, as follows:
•Each NEO’s STI target was increased by 10%; and
•Each NEO’s LTI target was increased by 20%, except Mr. Riley whose LTI target was increased by 10%.
In addition, in August 2024, the Compensation Committee approved a base salary increase of 14% for
Ms. Robbins to align with the additional responsibilities added to her role. None of the other NEOs received base salary adjustments in 2024. Pursuant to the terms of his employment agreement, Mr.
Reuter’s initial annual base salary was set at $1,000,000, as further described below.
2024 Short-Term Incentive Plan Design: The quantitative performance metrics that fund our 2024
Short Term Incentive Plan (“2024 STI Plan”) were changed from:
•Adjusted Pre-Provision Net Revenue Earnings per Share (50%),
•Adjusted Efficiency Ratio (25%), and
•Relative Total Criticized Loan Ratio (25%)
to:
•Adjusted Pre-Provision Net Revenue Earnings per Share (50%),
•Adjusted Non-Interest Expenses/Total Average Assets (25%), and
•Relative Non-performing Assets (“NPAs”)/Total Assets (25%)
Management proposed the changes and the Compensation Committee agreed that these performance metrics provided a direct link to the Company’s goals and outcomes intended to be achieved by the Company in 2024. In addition, the payout range associated with the performance metrics that fund our 2024 STI Plan were changed from 0%-200% of target for 2023 to 50%-200% of target for 2024. The Compensation Committee approved this change to be better aligned with the incentive design practices of our peers as provided in the analysis received from Pearl Meyer.
Additional details regarding the 2024 STI Plan are provided below under the heading “Short-Term
Incentives”.
2024 STI Plan Funding Results: Based on the Company’s performance for 2024, the quantitative performance metrics achieved funding at 125.6% of target. However, the Compensation Committee utilized its authority to apply discretion to cap the payouts for the NEOs to 100% of target in response to the significant level of charge-offs of non-performing loans during 2024 that positively impacted the funding results tied to the relative NPAs/Total Assets performance metric. Additional details regarding the STI payments are provided below under the heading “2024 STI Plan Payouts”.
2024 Long-Term Incentive Plan Design: Incentives under our Long-term Incentive Plan (“LTI Plan”)
are issued to our executives in the form of equity consisting of 40% Restricted Stock Units (“RSUs”)
and 60% Performance Restricted Stock Units (“PRSUs”). The PRSUs have two performance metrics that determine the vesting percentage of the award based on relative performance to peers over the award’s three-year performance period. For the 2024 PRSUs issued as part of our 2024 LTI Plan, the performance metrics were changed from:
•Total Shareholder Return (50%) and
•Adjusted Return on Average Equity (“Adjusted ROAE”) (50%)

47	First Interstate BancSystem, Inc.
to:
•Total Shareholder Return (50%) and
•Core Return on Average Equity (“Core ROAE”) (50%)
In addition, based on common peer practices, the minimum performance threshold required to achieve a minimum vesting of 50% was changed from the 35th percentile to the 25th percentile.
Additional details of our 2024 LTI Plan are provided under the heading “2024 Long-Term Incentive
Plan”.
2022 Performance Award Vesting: Performance-based restricted stock awards (“RSAs”) granted to our NEOs in 2022 under our 2022 LTI Plan were scheduled to vest on March 15, 2025 based on the performance measurement period that was completed on December 31, 2024. Neither of the performance metrics achieved threshold performance, which resulted in none of the 2022 performance-based RSAs vesting. Details are provided under the heading “2022 Long-Term Incentive
Performance Results”.
Appointment of James A. Reuter
Mr. Reuter was appointed as President and Chief Executive Officer, effective November 1, 2024. In connection with Mr. Reuter’s appointment as President and Chief Executive Officer, the Company
and the Bank entered into an employment agreement with Mr. Reuter. Pursuant to his employment agreement, the initial annual base salary for Mr. Reuter was set at $1,000,000, and Mr. Reuter was
eligible to receive a pro-rated annual STI award to be determined based on 2024 Company performance and pro-rated based on the portion of the performance period beginning on November
1, 2024, and ending on December 31, 2024. On November 1, 2024, pursuant to his employment agreement, Mr. Reuter was granted a LTI award with an aggregate grant date value of $2,000,000,
40% of which were granted in the form of time-based RSUs that generally vest on November 1, 2029, and 60% of which were granted as PRSUs with a five-year performance period (January 1, 2025 through December 31, 2029) that generally vest based on the achievement of performance goals relating to Total Shareholder Return and the Company’s Core ROAE (collectively, the “Sign-On
Grant”). For more information regarding Mr. Reuter’s compensation, see “NEO Agreements—James
A. Reuter” herein.
Retirement of Kevin P. Riley
On July 8, 2024, in connection with Mr. Riley’s anticipated retirement, the Company and Mr. Riley entered into a Transition and Separation Agreement and General Release, which was amended on
October 8, 2024 (as amended, the “Riley Transition Agreement”). Pursuant to the terms of the Riley
Transition Agreement, Mr. Riley retired as President and Chief Executive Officer and as a member of the Board, effective November 1, 2024. From November 1, 2024 to January 1, 2025 (the “Separation
Date”), Mr. Riley remained employed by the Company as Special Advisor to the Chair of the Board
pursuant to the terms of the Riley Transition Agreement. For additional information regarding the
Riley Transition Agreement and related compensation payable to Mr. Riley in connection with his retirement and subsequent departure from the Company, see “Transition Agreement with Kevin P.
Riley” herein.
Say on Pay Results
The Company holds non-binding advisory votes on executive compensation every year with the last vote occurring during the 2024 annual meeting. At the 2024 annual meeting, shareholders were asked to approve, on an advisory basis, the NEO compensation for 2023 as reported in our 2024 proxy statement. This say-on-pay proposal was approved by over 96% of the shares present in person or by proxy and entitled to vote on the matter. The Compensation Committee considered the results of the 2024 advisory vote, along with shareholder input and other factors discussed in this
“Compensation Discussion and Analysis” section (“CD&A”) and concluded that no changes to the
Company’s compensation policies and practices were warranted in response to the shareholder advisory vote.

48	First Interstate BancSystem, Inc.
Key Features of our Executive Compensation Program:

What We Do...		What We Do Not Do...
☑	Emphasize pay for performance	☒	Allow for short-selling, hedging, or pledging of Company securities, subject to limited exceptions for certain pre-existing pledging arrangements
☑	Use multiple performance measures and caps on potential incentive payments	☒	Allow "single-trigger" accelerated vesting of equity-based awards upon change in control
☑	Engage an independent compensation consultant	☒	Grant excessive perquisites
☑	Require minimum equity ownership for directors and executive officers	☒	Pay excise tax "gross ups" upon change in control
☑	Maintain a clawback policy	☒	Reprice or liberally recycle shares
☑	Discourage excessive risk taking by reserving the right to use discretion in the payout of all incentives	☒	Trade in Company securities during designated black-out periods, except under limited circumstances including valid rule 10b5-1 trading plans
What Guides our Program
What We Pay and Why: Goals and Elements of Compensation
Our executive compensation program is aligned with our business strategy and is designed to maximize long-term shareholder value.

49	First Interstate BancSystem, Inc.
Elements of Total Compensation
We have three primary elements of total compensation: base salary, short-term incentives, and long-term incentives.

Pay Element	Payment Form	Description/Objectives
Base Salary	Cash
•Competitive fixed rate of pay to attract and retain talent
•Considers market data and individual factors such as performance, scope of responsibility, experience, and strategic impact
•Used as a foundation for determining incentive opportunities

Short-Term Incentive (STI)	Cash
•Target is reflective of a percentage of base salary; varies by role at the Company
•Awarded based on individual and Company performance
•Awards are not guaranteed
•Awards aligned with Company financial and strategic growth
objectives
•Awards established at threshold, target, and maximum values

Long-Term Incentive (LTI)	Equity
•Target is reflective of a percentage of base salary; varies by role at the Company
•Emphasis on long-term Company performance compared to peers
(60% performance restricted stock units/40% time-based restricted stock units)
•Objective is to retain top talent and align interests of
management and our shareholders

Pay Mix
To promote a culture that aligns management's interests with those of our shareholders, our 2024 executive compensation program focused on a mix of fixed and at-risk compensation as illustrated in the charts below. These charts do not include any one-time grants or awards outside of annual target pay. The 2024 CEO Target Pay Mix chart below shows Mr. Riley’s target pay mix for 2024.

50	First Interstate BancSystem, Inc.
The Decision-Making Process
Compensation and Human Capital Committee Oversight
The Compensation Committee approves our compensation structure, policy, and programs to ensure we have in place appropriate incentives and employee benefits. The Compensation Committee has the sole authority, which cannot be delegated, to approve salary, annual short-term cash incentives, and long-term equity incentives for our non-CEO NEOs. For our executives who are not
NEOs, the Chief Executive Officer, in consultation with the Compensation Committee, reviews and approves their compensation which similarly may consist of salary, annual short-term cash incentives, and long-term equity incentives.  For the salary, annual short-term cash incentives, and long-term equity incentives awarded to our Chief Executive Officer, outside members of the
Compensation Committee (those members who meet the definition of a non-employee director, as that term is defined for purposes of Rule 16b-3 under the Exchange Act) make recommendations to the Board (excluding the Chief Executive Officer), which ultimately has the authority to approve the compensation of the Chief Executive Officer. Details of the Compensation and Human Capital
Committee’s authority and responsibilities are specified in its charter, which may be found on the
Company’s website at www.FIBK.com by selecting “Governance Documents.”
Role of Management
Members of our management team regularly attend meetings pertaining to executive compensation and Company and individual performance to determine competitive compensation levels and practices. Management assists the Board in fulfilling its oversight of risks that may arise in connection with the Company’s compensation programs and practices. The CEO provides information as to the individual performance of the other NEOs and makes annual recommendations to the Committee regarding appropriate compensation levels for all NEOs other than himself. All elements of our non-CEO NEOs’ compensation must be approved by our Compensation Committee.
All elements of our CEO’s compensation must be approved by the Board, based on the recommendation of our Compensation Committee. The CEO does not participate in the deliberations of the Compensation Committee regarding his own compensation.
Role of Compensation Consultants
The Compensation Committee has retained the services of Pearl Meyer, a compensation consulting firm, to assist with its executive compensation review and to provide competitive market data. A consultant from Pearl Meyer generally attends the Compensation Committee meetings about executive officer compensation and provides information, research, and analysis pertaining to executive compensation as well as updates on market trends as requested by the Compensation
Committee. The Compensation Committee sets compensation levels based on the skills, experience, and achievements of each executive officer, taking into consideration market analysis and input provided by Pearl Meyer as well as the compensation recommendations of our Chief Executive
Officer (except with respect to his own compensation).
In connection with its engagement of Pearl Meyer, the Compensation Committee assesses Pearl
Meyer’s independence by weighing various factors including, but not limited to, the amount of fees received by Pearl Meyer from the Company, Pearl Meyer’s policies and procedures designed to prevent conflicts of interest, and the existence of any business or personal relationship that could impact Pearl Meyer’s independence. After reviewing these and other factors, the Compensation
Committee has determined that Pearl Meyer was independent and that its engagement did not present any conflicts of interest.
Role of Peer Group Market Analysis
The Compensation Committee evaluates, with the input and guidance from Pearl Meyer, the competitiveness of executive officer compensation based on data from a comparative peer group which is comprised of commercial banks or bank holding companies with geographic, operational, and business model characteristics similar to the Company and are traded on major national securities exchanges with total assets between 50% and 200% of our total assets. The Compensation
Committee reviews and approves the peer group on an annual basis. The following companies, which generally remained unchanged from the prior year, were approved by the Compensation Committee in 2023 as our peer group for purposes of setting compensation levels for 2024:

51	First Interstate BancSystem, Inc.

Ameris Bancorp	Old National Bancorp, Inc.
Associated Banc-Corp	Pacific Premier Bancorp, Inc.
BankUnited, Inc.	PacWest Bancorp
Cadence Bank	Pinnacle Financial Partners, Inc.
Columbia Banking System, Inc.(1)	Prosperity Bancshares, Inc.
Commerce Bancshares, Inc.	Simmons First National Corporation
F.N.B Corporation	SouthState Corporation
Fulton Financial Corporation	UMB Financial Corporation
Glacier Bancorp, Inc.	United Bankshares, Inc.
Hancock Whitney Corporation	Valley National Bancorp
(1) In 2023, Umpqua Holdings Corporation merged with and into Columbia Banking System, Inc., with Columbia Banking
System, Inc. as the surviving corporation.
2024 Executive Compensation In Detail
Base Salaries
Our base salaries are designed to provide a competitive fixed level of pay to be able to recruit and retain talent. Annually, the Compensation Committee reviews NEO base salaries against peer benchmarking data provided by Pearl Meyer. In determining the base pay, the Compensation
Committee considered each NEO’s competitive total compensation market positioning as well as other individual factors such as performance, scope of responsibility, experience, and strategic impact.
The following table shows base salaries for 2023 and 2024 for each NEO.

Officer	2023 Base Salary	2024 Base Salary	Percent Increase
James A. Reuter(1)	—	1,000,000	N/A
Marcy D. Mutch	539,954	539,954	—%
Lorrie F. Asker	440,000	440,000	—%
Kirk D. Jensen	412,402	412,402	—%
Kristina R. Robbins(2)	351,000	400,000	14%
Kevin P. Riley	978,540	978,540	—%
(1) Mr. Reuter’s actual salary was prorated based on the number of days he was employed by the Company in 2024.
(2) In August 2024, the Compensation Committee reviewed and approved an increase to Ms. Robbins’ base salary due to added responsibilities, expanding her current role as the Chief Operations Officer.
Short-Term Incentives
Consistent with the overall compensation philosophy of paying for performance, our executive officers are eligible for annual short-term incentives that are linked to Company performance-based quantitative metrics and individual performance-based qualitative measures.
The Compensation Committee approves:
•financial metrics to be utilized each year for the funding of the short-term Company performance-based quantitative measurement; and
•Company-wide and/or individual performance-based qualitative discretionary adjustments to the funding results of the Company performance-based quantitative metrics.
Our NEOs’ target opportunity for the short-term incentive awards is based on a percentage of base salary.

52	First Interstate BancSystem, Inc.
The annual STI Plan Company performance-based quantitative award opportunities are established in the first quarter of each year at threshold, target, and maximum levels. The funding percentage between threshold and maximum performance levels is interpolated on a linear basis, with 0%
funding for Company performance below the threshold level. For the 2024 STI Plan, the threshold funding is set at 50% of target levels, and the maximum funding (prior to the application of any
Committee-determined modifier and/or individual performance-based qualitative amount) is capped at 200% of target levels.
The Company performance-based quantitative portion of the 2024 STI Plan for the NEOs was based on three metrics: two related to our 2024 financial performance as compared with initial budget expectations; and one credit quality metric measured relative to peer performance, as follows:

Metric	Weight	Description
Adjusted Pre-Provision Net Revenue (PPNR) Earnings per Share	50%
Adjusted PPNR Earnings per Share is calculated as Adjusted
PPNR divided by weighted-average diluted shares
outstanding. Adjusted PPNR, for purposes of this
calculation, is defined as net revenue, adjusted for
securities gains or losses, amortization of intangibles, OREO expenses and short-term incentive accrued over 100%, as
compared to budget, and non-recurring items being defined
by S&P Global (or its successor), including net gains on
disposition of premises and equipment, FDIC special
assessments and CEO retirement costs.

Adjusted Non-Interest Expenses/Total Average Assets	25%
Adjusted Non-Interest Expenses / Total Average Assets is
calculated as Adjusted Non-Interest Expenses divided by
total average assets. Adjusted Non-Interest Expenses, for
purposes of this calculation, is defined as non-interest
expenses, adjusted for amortization of intangibles, OREO
expenses and short-term incentive accrued over 100%, as
compared to budget, and non-recurring items being defined
by S&P Global (or its successor), including FDIC special
assessments and CEO retirement costs.

Relative NPAs/Total Assets	25%
Relative NPAs, as calculated in accordance with GAAP and
include non-performing loans and OREO, is divided by total
assets. Based on a percentile ranking of Company results
relative to peer performance. The peer group is composed
of those companies included in the KBW Regional Banking
Index (KRX Index) that continue to trade on a major
exchange throughout the entire performance period.

The Compensation Committee believed that these metrics demonstrated a link between the
Company’s goals and the outcomes intended to be achieved by the Company in 2024.
The Compensation Committee believes that individual performance should be considered in awarding short term incentives to the NEOs. As a result, based on individual performance, the CEO may make recommendations to the Compensation Committee for a short-term incentive award adjustment for a particular NEO (other than the CEO) in lieu of the Company performance quantitative funding percentage.
Under the annual STI Plan and authority specified in its charter, the Compensation Committee has the ability to utilize discretion to adjust the payouts for the NEOs if deemed warranted by the
Compensation Committee. The Compensation Committee approves the short-term incentives for our non-CEO NEOs, and the Board approves the short-term incentive for the CEO.

53	First Interstate BancSystem, Inc.
2024 STI Plan - Company Performance-Based Quantitative Results
Short-term incentive goals and performance outcomes for the funding of the 2024 STI Plan were as follows:

Performance Measure	Weight	Minimum Performance	Target Performance	Maximum Performance	Performance Result	Weighted Payout %
Adjusted PPNR Earnings per Share	50%	$2.72	$3.40	$4.42	$3.71	65.2%
Adjusted Non-Interest Expenses/Total Average Assets	25%	2.20%	2.10%	2.00%	2.04%	40.0%
Relative NPAs/Total Assets	25%	25th percentile	50th percentile	75th percentile	40.8%	20.4%
2024 STI Plan Funding Results		50%	100%	200%		125.6%
2024 STI Plan - Target Opportunities and Payouts
As described above, the Company performance-based formula that drove the quantitative results initially funded the 2024 STI Plan at 125.6%. However, the Compensation Committee exercised its discretion, as permitted under its charter, to limit the NEO’s 2024 STI Plan payouts to 100% of their respective targets. In making this decision, the Compensation Committee considered the Company’s performance relative to peers and the impact of the significant level of charge-offs of non-
performing loans during 2024 that resulted in funding of the NPA/Total Assets performance metric.
The following table shows the 2024 STI Plan target opportunities, and the amounts approved by the
Compensation Committee for our non-CEO NEOs and by the Board for our CEO.

		Target Payout Opportunity		Actual Payouts
Officer	12/31/2024 Base Salary ($)	Target (%)(1)	Target Amount ($)	Payout (%)	Payout Amount ($)
James A. Reuter(2)	1,000,000	120	200,000	100	200,000
Marcy D. Mutch	539,954	80	431,963	100	431,963
Lorrie F. Asker	440,000	80	352,000	100	352,000
Kirk D. Jensen	412,402	70	288,681	100	288,681
Kristina R. Robbins	400,000	70	280,000	100	280,000
Kevin P. Riley(3)	978,540	120	1,174,248	100	1,174,248
(1) For the 2024 STI Plan, each NEO’s STI target was increased by 10% as compared to the 2023 STI Plan.
(2) Pursuant to his employment agreement, Mr. Reuter’s 2024 STI Plan target opportunity was pro-rated from his start date of November 1, 2024 through December 31, 2024.
(3) Pursuant to the Riley Transition Agreement, Mr. Riley was entitled to continue to participate in the 2024 STI Plan in full based on his original 2024 STI Plan target opportunity.
Long-Term Incentives
We believe long-term equity incentive compensation encourages employees to focus on the long-
term performance of the Company. Under the Company's 2023 Equity and Incentive Plan, as
amended (the “2023 Plan”), awards are granted to enhance our ability to attract, retain, and motivate employees by providing our employees with both equity ownership opportunities and performance-based incentives intended to align their interests with those of our shareholders.
The Compensation Committee is responsible for reviewing and recommending for Board approval the
CEO’s total compensation, including long-term incentives, and reviewing and approving non-CEO
NEO total compensation, including long-term incentives. The Compensation Committee has delegated authority to the Company’s Chief Executive Officer, subject to certain terms and limitations established by the Compensation Committee, to make awards to employees who are not
NEOs. For additional information regarding our equity compensation plans, see the information provided under the caption “Equity Compensation Plans” included in this proxy statement.

54	First Interstate BancSystem, Inc.
2024 Long-Term Incentive Plan
The Compensation Committee annually engages Pearl Meyer to conduct a market review to compare our LTI Plan design against those of our peers. Based on common peer practices, management recommended and the Compensation Committee approved changes to the 2024 PRSUs issued as part of our 2024 LTI Plan to (1) switch one of the metrics from Adjusted ROAE to Core ROAE, and (2) to update the minimum performance threshold from the 35th percentile to the 25th percentile to achieve minimum performance vesting of 50% of target.

Type	Weight	Description
Performance Restricted Stock Units (PRSUs)	60%
•Relative Performance: Based on results compared to peers in the KBW
Regional Banking Index (KRX Index)
•Performance Metrics:
◦50% Core ROAE
◦50% Total Shareholder Return
•Performance Measurement Period: 3 years (1/1/2024-12/31/2026)
•Vesting: 3 years after grant date, subject to continued employment and performance criteria
•Payout range: 50-200% of target, if minimum performance thresholds are not met 0% of the award will vest

Restricted Stock Units (RSUs)	40%	•Vesting: Time-based vesting 1/3 each year for 3 years, subject to continued employment
For the PRSUs, performance and payout ranges are established at threshold, target, and maximum levels. The payout percentage is based on the Company’s percentile ranking over the three-year performance period, relative to peer performance, for each of the selected performance measures based on the chart below. Results falling between threshold and maximum performance levels are interpolated on a linear basis. Relative performance results are calculated separately for each metric and the total payout percentage on the award will be reflective of the sum of each metric’s weighted payout results.

Performance Level	Percentile Ranking	Payout Range (% of Target)
-	Below 25th percentile	0%
Threshold	25th percentile	50%
Target	50th percentile	100%
Maximum	90th percentile	200%
For purposes of the 2024 PRSUs, Core ROAE is calculated as Core Income divided by average common shareholders’ equity. Core Income, for purposes of this calculation has the same meaning as defined by S&P Global (or its successor), and generally means net income after taxes and before extraordinary items, less net income attributable to noncontrolling interest, gain on the sale of held to maturity and available for sale securities, amortization of intangibles, goodwill and certain items deemed by S&P Global to be nonrecurring, including, as applicable, net gains on disposition of premises and equipment, FDIC special assessments and CEO retirement costs, each of which are calculated on an after-tax basis. Core ROAE is calculated as an average for each of the three calendar years of the performance period for the Company and all comparator banks in the KRX
Index regardless of each entity’s fiscal year end. Total Shareholder Return is calculated based on 20-
trading day average periods prior to the beginning and end of the performance period and assumes any dividends in the beginning average and performance period are reinvested as of the payment date.

55	First Interstate BancSystem, Inc.
2024 Long-Term Incentives Granted
The target LTI Plan opportunity of our NEOs is based on a percentage of their base salary. The
Compensation Committee annually reviews the target opportunity for each NEO, comparing their pay levels to market data prepared by Pearl Meyer to assess the competitiveness of long-term incentive targets and overall total compensation. Based on this review, for the 2024 LTI Plan, each
NEO’s 2024 LTI Plan target was increased by 20%, except Mr. Riley whose 2024 LTI Plan target was increased by 10%. The table below reflects the 2024 LTI Plan award target values and amounts approved by the Compensation Committee for each of our non-CEO NEOs and by the Board for our
CEO.

		Target Award		PRSUs/RSUs Awarded
Officer	Base Salary at Grant Date ($)	Target (%)	Target LTI ($)	PRSUs at Target (#)(1)	RSUs (#)(1)
James A. Reuter(2)	—	—	—	—	—
Marcy D. Mutch(3)	539,954	120	647,945	15,538	10,359
Lorrie F. Asker	440,000	120	528,000	12,660	8,443
Kirk D. Jensen	412,402	90	371,162	8,900	5,934
Kristina R. Robbins	351,000	90	315,900	7,574	5,051
Kevin P. Riley(3)	978,540	250	2,446,350	58,664	39,111
(1) The number of PRSUs and RSUs granted were calculated as 60%, and 40% respectively, of the executive’s approved LTI award based on the closing price of the underlying common stock as quoted on NASDAQ Stock Market for the last market trading day prior to the March 15 grant date of $25.02, rounded down to the nearest whole share.
(2) Mr. Reuter was not employed by the Company at the time 2024 LTI Plan awards were granted. See “Appointment of
James A. Reuter” for information regarding Mr. Reuter’s Sign-on Grant.
(3) In 2024, Ms. Mutch and Mr. Riley each attained the age of 65 and became retirement eligible under the terms of the respective award agreements. Upon becoming retirement eligible under the terms of the respective award agreements in 2024: (i) their 2024 RSUs vested 100% as of such date, and (ii) they became entitled to receive their 2024 PRSUs following the end of the originally scheduled three-year performance period, with vesting based on achievement of specified performance conditions as outlined in the respective award agreement, in each case subject to certain forfeiture events, including a termination for cause or a clawback event under our clawback policy.
For additional information regarding long-term incentives granted to our NEOs in 2024, see the information provided under the caption “Grants of Plan-Based Awards”. Grant date fair value calculations for the respective awards can be found within the footnotes provided under the
Summary Compensation Table included in this proxy statement.
2022 Long-Term Incentive Performance Results
Performance-based RSAs granted to our NEOs in 2022 as part of the 2022 LTI Plan were scheduled to vest on March 15, 2025. The performance measurement period for this award was from January 1,
2022 through December 31, 2024 and was based upon the Company’s performance on Adjusted ROAE and Total Shareholder Return relative to companies of the KRX Index. Neither of the performance metrics achieved threshold performance, which resulted in none of the 2022 performance-based
RSAs vesting.
For purposes of the 2022 performance-based RSAs, Adjusted ROAE is calculated as Adjusted Net
Income divided by average common shareholders’ equity. Adjusted Net Income, for purposes of this calculation, generally means net income before income tax, minus non-recurring revenue items, plus non-recurring expense items, with non-recurring items being defined by S&P Global (or its successor), including, as applicable, net gains on disposition of premises and equipment, FDIC special assessments and CEO retirement costs. Adjusted ROAE was calculated as an average of the respective measures for each of the three calendar years of the performance period for the
Company and all comparator banks, regardless of each entity’s fiscal year end.

56	First Interstate BancSystem, Inc.
Total Shareholder Return was calculated, for purposes of the 2022 performance-based RSAs, using a closing price average of the 20 trading days immediately prior to the performance period and last 20 trading days of the performance period.
Relative performance results for Total Shareholder Return and Adjusted ROAE is calculated separately, with total shares vested and additional shares issued, if any, based on the sum of the results for the two metrics weighted equally.
The performance results were as follows:

Performance Metric	Percentile Rank	Unweighted % of Target Award	Goal Weight	Vesting %
Adjusted ROAE	28%	—%	50%	—%
Total Shareholder Return	21%	—%	50%	—%
Total			100%	—%
The following chart shows the vesting results applied to the 2022 performance-based RSAs for the
NEOs who were impacted:

Officer	2022 Performance RSAs Granted at Target (#)	2022 Performance RSAs Vested (#)
Marcy D. Mutch	6,922	—
Lorrie F. Asker	1,923	—
Kirk D. Jensen	3,524	—
Kristina R. Robbins	2,307	—
Kevin P. Riley	28,675	—
Other Compensation Practices, Policies and Guidelines
Equity Ownership Guidelines
To further align management's interests with the interests of the Company, our Board approved an equity ownership guideline policy based upon the recommendation of the Compensation Committee.
The Board has delegated oversight of the policy to the Compensation Committee and has authorized the Compensation Committee to recommend policy modifications from time to time. Under the current policy, each executive officer is required to acquire and maintain ownership of our common stock, including RSAs and RSUs subject to time-based vesting conditions, equal in value to a specified multiple of the executive officer’s then-current base salary.
The policy currently requires the following equity holdings for our NEOs and other executive officers:

Equity Ownership Guidelines
President and Chief Executive Officer	Five (5) times base salary
Chief Financial Officer and Chief Banking Officer	Three (3) times base salary
All other Executive Officers	Two (2) times base salary
Under the current policy, our executive officers are permitted to meet the ownership guidelines over time; however, until they have met the ownership requirements they may not sell or otherwise divest shares, with the exception of selling or forfeiting equity awards for the sole purpose of satisfying tax withholding obligations in connection with the vesting of any equity awards or upon approval on a case-by-case basis from the CEO (for non-CEO executives). If after satisfying the ownership requirements, an executive officer subsequently sells or divests shares and then it is determined that the executive officer is no longer in compliance with the ownership requirement, the Compensation Committee in its discretion may require the executive officer to receive 50% of their STI award payout in the form of common stock or prohibit the executive officer from selling additional shares of common stock until they regain compliance.

57	First Interstate BancSystem, Inc.
Ownership is measured annually and reported to the Compensation Committee in the fourth quarter using the average closing price of our common stock for the prior 12 months. As of the end of 2024,
Mr. Riley and Ms. Mutch were the only two NEOs meeting the guidelines as set forth in the policy.
Clawback Provisions
Our clawback policy, which is administered by our Compensation Committee and Board, authorizes the Compensation Committee to cause the Company to seek to recoup any erroneously awarded incentive-based compensation covered by the policy and paid to our executive officers and others during the period affected by an accounting restatement due to the material noncompliance of the
Company with any financial reporting requirement under applicable securities laws. In addition, in the case of the willful commission of an act of fraud or dishonesty or gross recklessness in the performance of an executive officer’s duties, even if there has been no accounting restatement in connection to such actions, the Compensation Committee or the Board may direct the Company to take other disciplinary action against such officers, including adjustment of such officer’s compensation and termination of any such officer’s employment, pursuit of other remedies available at law or equity, and pursuit of any other action in the discretion of the Compensation
Committee or the Board.
Securities Trading Policy
We maintain an insider trading policy governing the purchase, sale, and other dispositions of our securities that applies to all of our officers, directors, director emeriti, board observers, non-officer employees, and consultants, as well as any person who receives material, non-public information from such persons. Our insider trading policy prohibits our directors and Section 16 officers from trading in our securities during certain designated blackout periods, during any time in which they are aware of material non-public information, and from engaging in hedging transactions or short-
sales and trading in puts and calls with respect to our securities. The policy also cautions against holding our securities in a margin account or pledging our securities as collateral for a loan.
The policy also prohibits, after February 28, 2023: (a) initiation of new margin loans, (b) pledging of our securities as collateral for a loan, or (c) increasing the number of our securities subject to any previously-outstanding pledge. In furtherance of this policy, directors and executive officers who pledged our securities or entered into a margin loan prior to the later of February 28, 2023 or the date such person became subject to the insider trading policy (as applicable, the “Trigger Date”), must, prior to the third anniversary of the Trigger Date, reduce the aggregate number of our securities used as collateral to a number of our securities not exceeding, on an as-converted basis, fifteen percent (15%) of the total number of unencumbered shares of our common stock then beneficially owned by such person.
We believe our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to us. A current copy of our insider trading policy is attached as Exhibit 19.1 to the 2024 Form 10-K.
Policies and Practices for Granting Certain Equity Awards
Equity awards are discretionary and are generally granted to our named executive officers on March
15th of the applicable fiscal year. In certain circumstances, including the hiring or promotion of an officer, the Compensation and Human Capital Committee may approve grants to be effective at other times.
The Company does not currently grant awards of stock options, stock appreciation rights, or similar option-like awards as part of its compensation program. The Company does not time the disclosure of material non-public information, or the granting of equity awards, for the purpose of impacting the value of executive compensation.
Other Benefits
We provide a competitive benefits package to all full-time employees, including the NEOs, that includes health and welfare benefits such as medical, dental, vision care, disability insurance, life insurance benefits, and a 401(k) savings plan.

58	First Interstate BancSystem, Inc.
We provide a non-qualified deferred compensation plan under which eligible participants, including our NEOs, may defer a portion of their base salary, short-term incentive bonuses and other remuneration earned, subject to minimum and maximum limitations set forth under the plan.
We have obtained life insurance policies covering selected officers of our banking subsidiary, First
Interstate Bank, including some of our NEOs. Under these policies, we receive benefits payable upon death of the insured. An endorsement split dollar agreement or survivor income benefit agreement has been executed with each of the insureds whereby a portion of the death benefit or a lump-sum survivor benefit is payable to the insured’s designated beneficiary if the participant is employed by us at the time of death.
NEOs are also eligible to participate in the First Interstate BancSystem Foundation’s Matching Gift
program. Under the Matching Gift program, the Foundation will match each NEO’s charitable donations, dollar for dollar, up to $10,000 per calendar year. The Foundation is a charitable organization established by First Interstate BancSystem, Inc., and is a separate legal entity from
First Interstate BancSystem, Inc., with distinct legal restrictions. Only eligible 501(c)(3) tax-exempt organizations may receive a matching donation from the Foundation.
Severance and Change-in-Control Benefits
We provide severance pay and other benefits to executive officers, including the NEOs, who have their employment terminated, including through involuntary termination by us without cause and, in some cases, voluntary termination of the executive for good reason. These arrangements provide security of transition income and benefit replacements that allow such executives to focus on our prospective business priorities that create value for shareholders. We believe the level of severance and benefits provided by these arrangements is consistent with the practices of our peers and are necessary to attract and retain key employees. Potential payments and benefits available under these arrangements are discussed further under the caption “Potential Payments upon Certain
Termination Events” included elsewhere in this proxy statement.
Tax Considerations
The Compensation Committee annually reviews and considers the deductibility of the compensation paid to our executive officers, which includes each of the NEOs. Under the Tax Cuts and Jobs Act of
2017, the exemption for qualifying performance-based compensation was repealed for taxable years beginning after December 31, 2017. As a result, compensation paid to our executive officers (on or after January 1, 2018) in excess of $1 million is generally not deductible unless it qualifies for certain transition relief. While the Company will monitor guidance and developments in this area, the Compensation Committee believes that its primary responsibility is to provide a compensation program that attracts, retains and rewards the executive talent necessary for our success.
Consequently, the Compensation Committee may pay or provide compensation that is not tax deductible or is otherwise limited as to tax deductibility.
Risk Assessment of Compensation Programs
The Compensation Committee designs our compensation programs to encourage appropriate risk management while discouraging behavior that may result in excessive risk. In this regard, the following elements have been incorporated in our compensation programs for executive officers:

☑	Use of multiple metrics in short and long-term incentive plans for executive officers;
☑	Application of caps on incentives;
☑	Providing time-based RSUs that vest ratably over three years and PRSUs that cliff vest after a three year performance period;
☑	Emphasizing long-term and performance-based compensation;
☑	Instituting formal clawback policies applicable to both cash and equity performance-based compensation; and
☑	Aligning interests of our executive officers with the long-term interests of our shareholders through equity ownership guidelines.

59	First Interstate BancSystem, Inc.
The Compensation Committee periodically reviews with management an assessment of whether risks arising from the Company’s compensation policies and practices for all employees are reasonably likely to have a material adverse effect on the Company, as well as the means by which any potential risks may be mitigated, such as through governance and oversight policies. Based on the
2024 assessment, the Compensation Committee concluded that our compensation policies and practices for all employees do not create risks that are reasonably likely to have a material adverse effect on the Company.
2025 Developments
In February 2025, Marcy D. Mutch notified the Company of her intention to retire as a full-time employee at the end of 2025 and to step down after a transition period as the Company’s Executive
Vice President and Chief Financial Officer, effective May 31, 2025. In connection with her retirement, the Company, the Bank and Ms. Mutch entered into a Transition and Separation
Agreement and General Release dated as of February 24, 2025 (the “Mutch Transition Agreement”).
The Mutch Transition Agreement provides that Ms. Mutch will continue to serve as our Chief
Financial Officer through May 31, 2025 (the “Transition Period”). Following the Transition Period,
Ms. Mutch’s service as Chief Financial Officer (including in her capacities as principal financial officer and principal accounting officer) will end and her employment is expected to be transitioned at that time to the role of Executive Advisor to the Company, in which capacity she has agreed to serve through December 31, 2025 (the “Executive Advisor Period”) to further assist the Company with the transition of her Chief Financial Officer role to her announced successor, the Company’s current Deputy Chief Financial Officer, David P. Della Camera. For additional information regarding the Mutch Transition Agreement and related compensation payable to Ms. Mutch in connection with her retirement, see “Transition Agreement with Marcy D. Mutch” herein.
Compensation and Human Capital Committee Report
The Compensation and Human Capital Committee has reviewed and discussed the foregoing
“Compensation Discussion and Analysis” with management and, based on such review and discussions, the Compensation and Human Capital Committee recommended to the Board that the
“Compensation Discussion and Analysis” be included in this proxy statement and be incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
Submitted by the Compensation and Human Capital Committee of the Board of Directors:

Stephen M. Lacy, Chair	Stephen B. Bowman	Patricia L. Moss	Daniel A. Rykhus	James R. Scott
The foregoing Report of the Compensation and Human Capital Committee shall not be deemed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, to be (i) “soliciting material” or “filed” or (ii) incorporated by reference by any general statement into any filing made by us with the SEC, except to the extent that we specifically incorporate such report by reference.

60	First Interstate BancSystem, Inc.
Compensation of Named Executive Officers
2024 Summary Compensation Table
The table below summarizes the total compensation paid or earned by each of the NEOs for 2024,
2023, and 2022, as required by applicable rules of the SEC.

Name and Position	Year	Salary ($)	Bonus ($)	Stock Awards (1)(2)(3) ($)	Non-Equity Incentive Plan Compensation (4)($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings (5)($)	All Other Compensation (6)($)	Total ($)
James A. Reuter(7)	2024	138,462	—	2,117,821	200,000	—	84,523	2,540,806
President &
Chief Executive Officer
Marcy D. Mutch	2024	539,954	—	637,610	431,963	—	47,985	1,657,512
Exec. Vice President &	2023	533,801	—	482,881	75,594	—	37,480	1,129,756
Chief Financial Officer	2022	494,926	—	448,174	610,000	—	37,822	1,590,922
Lorrie F. Asker	2024	440,000	—	519,579	352,000	—	40,979	1,352,558
Exec. Vice President &	2023	377,885	—	268,317	61,600	—	22,690	730,492
Chief Banking Officer
Kirk D. Jensen	2024	412,402	—	365,229	288,682	—	44,415	1,110,728
Exec. Vice President &	2023	407,703	—	251,430	49,488	—	33,292	741,913
General Counsel	2022	376,514	—	228,166	378,035	18	29,670	1,012,403
Kristina R. Robbins	2024	366,077	—	310,841	280,000	—	36,333	993,251
Exec. Vice President &	2023	347,000	—	207,518	42,120	—	34,395	631,033
Chief Operations Officer
Kevin P. Riley(8)	2024	843,050	—	2,407,319	1,174,248	—	445,952	4,870,569
Former President &	2023	971,372	—	1,890,589	215,279	—	307,656	3,384,896
Chief Executive Officer	2022	922,564	—	1,856,680	1,537,706	—	300,134	4,617,084
(1) The amounts in the “Stock Awards” column reflect the aggregate grant date fair value of equity awards granted determined in accordance with FASB ASC Topic 718. The grant date fair value of the time-based RSUs and time-based RSAs utilized the closing price of a share of our common stock on the trading day immediately prior to the grant date in each year as follows:
for 2024, $25.02 for RSUs granted under the LTI program and $30.80 for Mr. Reuter’s RSUs granted upon his start date as
President and Chief Executive Officer; for 2023, $24.04 for RSUs granted under the LTI program, $31.17 for a one-time special grant of RSAs, $36.45 for Ms. Asker’s RSA award upon appointment as the Chief Banking Officer; and for 2022,
$39.00 for RSAs granted under the LTI program.
(2) The value for the performance-based awards included in the stock awards aggregate total assume target level performance.
As the performance-based awards are based on separate measurements of the Company’s financial performance, the portion of the PRSU awards attributed to Core ROAE for 2024 PRSUs and Adjusted ROAE for 2023 PRSUs and 2022
performance-based RSAs have a grant date fair value of $25.02, $24.04 and $39.00 per share, respectively. For the PRSU awards with performance vesting related to Total Shareholder Return in 2024 and 2023, as well as the 2022 performance-
based RSAs, the grant date fair values were determined using a Monte Carlo valuation method. The key assumptions used in the valuation were: (a) volatility; (b) correlations; and (c) the risk-free rate of return. Based on these assumptions, the awards were valued at $23.69, $14.24, and $38.50 per share, respectively. For Mr. Reuter’s PRSU award granted on his start date of November 1, 2024, the Monte Carlo value was $36.85 per share. Grant date fair values assuming maximum performance levels are achieved for the 2024 PRSU awards would be $2,635,644 for Mr. Reuter, $756,856 for Ms. Mutch,
$616,669 for Ms. Asker, $433,519 for Mr. Jensen, $368,930 for Ms. Robbins, and $2,857,523 for Mr. Riley.
(3) The stock awards for each NEO consists of the following for the applicable periods during which they qualified as a NEO for the Company:

61	First Interstate BancSystem, Inc.

Name	Year	Time-Based Restricted Equity Awards (#)	Performance-Based Restricted Equity Awards (#)(a)
James A. Reuter	2024	25,974	38,960
Marcy D. Mutch	2024	10,359	15,538
	2023	10,695	10,393
	2022	4,614	6,922
Lorrie F. Asker	2024	8,443	12,660
	2023	6,367	3,849
Kirk D. Jensen	2024	5,934	8,900
	2023	5,502	5,556
	2022	2,349	3,524
Kristina R. Robbins	2024	5,051	7,574
	2023	4,475	4,729
Kevin P. Riley	2024	39,111	58,664
	2023	39,789	45,206
	2022	19,116	28,675
(a) The number of performance-based awards assumes target level performance.
(4) The values shown for 2024 are the final payouts under the 2024 STI Plan. For more information regarding our 2024 STI Plan, see “Short-Term Incentives” in CD&A.
(5) The Company does not provide above-market or preferential earnings on deferred compensation. See the information provided under “2024 Non-Qualified Deferred Compensation Table” included in this proxy statement for information about deferred compensation.
(6) The amount of “All Other Compensation” consists of the following for each NEO:

Name	401K Match ($)	Personal Use of Company Vehicle/ Aircraft ($)	SERP Contribution ($)	Dividends on Equity Awards(a) ($)	Social Club Dues ($)	Relocation Expenses ($)	Matching Charitable Contributions(b) ($)	Other (c)(d) ($)	Total ($)
James A. Reuter	6,923	—	—	—	—	50,000	5,100	22,500	84,523
Marcy D. Mutch	20,700	—	—	14,411	2,874		10,000		47,985
Lorrie F. Asker	20,700	—	—	7,789	—	11,690	800		40,979
Kirk D. Jensen	20,700	—	—	7,175	6,540		10,000		44,415
Kristina R. Robbins	15,657	—	—	7,796	12,880		—		36,333
Kevin P. Riley	20,700	11,968	195,708	49,100	6,360		—	162,116	445,952
(a) These amounts reflect cash dividend equivalent payments made to each NEO in 2024 on time-based RSUs and RSAs.
(b) The amounts shown in this column reflect matching contributions made under First Interstate BancSystem
Foundation’s Matching Gift Program.
(c) For Mr. Reuter, the amount reflects reasonable and customary attorneys’ fees reimbursed by the Company in connection with the review and finalization of his employment agreement.
(d) For Mr. Riley, the amount reflects (1) reasonable and customary attorneys’ fees reimbursed by the Company in connection with the review and finalization of the Riley Transition Agreement, in the amount of $26,626, and (2)
compensation received in 2024 while serving in the capacity of Special Advisor to the Chair of the Board following his retirement as President and Chief Executive Officer, effective November 1, 2024, in the amount of $135,490.

62	First Interstate BancSystem, Inc.
(7) Mr. Reuter was appointed as President and Chief Executive Officer, effective November 1, 2024. See “NEO Agreements—
James A. Reuter” for additional information regarding Mr. Reuter’s employment agreement.
(8) Mr. Riley retired as President and Chief Executive Officer, effective November 1, 2024. From November 1, 2024 to January
1, 2025, Mr. Riley remained employed by the Company as Special Advisor to the Chair of the Board pursuant to the terms of the Riley Transition Agreement. See “—Transition Agreement with Mr. Riley” herein for additional information regarding the
Riley Transition Agreement and related compensation payable to Mr. Riley.
Equity Compensation Plans
The Company has equity awards outstanding under its 2015 Equity Incentive Plan, as amended (the
“2015 Plan”), and its 2023 Equity and Incentive Plan (as amended, the “2023 Plan”), the latter of which was approved by our shareholders in May 2023 and was adopted to replace our 2015 Plan for new equity awards. As of May 24, 2023, no additional awards can be issued under the 2015 Plan. In May
2024, our shareholders approved an amendment to the 2023 Plan to increase the number of shares of common stock authorized for issuance under the 2023 Plan by an additional 2,000,000 shares, to a total of 4,000,000 shares. The 2023 Plan was established to advance the interests of our shareholders by enabling us to attract and retain the types of individuals who will contribute to our long-range success, provide incentives that align the interest of such individuals with those of our shareholders and promote the success of our business. The 2023 Plan was also designed to provide us with flexibility to select from various equity-based and performance compensation methods, and to be able to address changing accounting and tax rules and corporate governance practices by optimally utilizing performance-based compensation.
The 2023 Plan as currently in effect contains the following important features:

☑	The maximum number of shares of our common stock reserved for issuance under the 2023 Plan is 4,000,000 shares.
☑	The 2023 Plan prohibits the repricing of awards without shareholder approval.
☑	The 2023 Plan prohibits the liberal recycling of shares.
☑	Awards under the 2023 Plan are subject to broad discretion by the Compensation and Human Capital Committee administering the plan.
☑
The determination of fair market value of all awards under the 2023 Plan is based on the closing price of the underlying common stock as quoted on NASDAQ Stock Market for the last market trading day prior to the date of the award.

The following terms generally apply to equity awards granted to our NEOs for each of the last three years, excluding any sign-on or ad-hoc awards:
•2022 LTI Award:
◦40% - Time-based RSAs were issued in 2022 under the 2015 Plan, which had a three-year graded vesting period. The final tranche of the 2022 time-based RSAs vested on March 15,
2025.
◦60% - Performance-based RSAs were issued in 2022 under the 2015 Plan, which had a cliff vesting as of March 15, 2025 based on achievement of specified performance metrics over the performance period from January 1, 2022 to December 31, 2024. As further described in
CD&A (see “2022 Long-Term Incentive Performance Results”), neither of the performance metrics achieved threshold performance, which resulted in none of the 2022 performance-
based RSAs vesting.
•2023 and 2024 LTI Awards:
◦40% - Time-based RSUs were issued in May 2023 and March 2024 under the 2023 Plan as part of our 2023 and 2024 LTI Plans, respectively, which have a three-year graded vesting period with 1/3 of the award vesting each year.
◦60% - Performance-based RSUs were issued in May 2023 and March 2024 under the 2023 Plan as part of our 2023 and 2024 LTI Plans, respectively. These awards have a cliff vesting as of

63	First Interstate BancSystem, Inc.
March 15 following a three-year performance period with vesting based on achievement of specified performance conditions as outlined in their respective award agreements.
Grants of Plan-Based Awards

										All Other Awards
				Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			Stock Awards: Number of Shares or Units(3) (#)	Grant Date Fair Value of Stock Awards(4) ($)
Name	Award	Grant Date	Approval Date	Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Max (#)
James A. Reuter	STI			100,000	200,000	400,000	—	—	—	—	—
	Sign-On Grant(5)	11/1/2024	10/16/2024	—	—	—	—	—	—	25,974	799,999
	Sign-On Grant(5)	11/1/2024	10/16/2024	—	—	—	19,480	38,960	77,920	—	1,317,822
Marcy D. Mutch	STI			215,982	431,963	863,926	—	—	—	—	—
	2024 LTI(6)	3/15/2024	3/15/2024	—	—	—	—	—	—	10,359	259,182
	2024 LTI(6)	3/15/2024	3/15/2024	—	—	—	7,769	15,538	31,076	—	378,428
Lorrie F. Asker	STI			176,000	352,000	704,000	—	—	—	—	—
	2024 LTI	3/15/2024	3/15/2024	—	—	—	—	—	—	8,443	211,244
	2024 LTI	3/15/2024	3/15/2024	—	—	—	6,330	12,660	25,320		308,335
Kirk D. Jensen	STI			144,341	288,682	577,364	—	—	—	—	—
	2024 LTI	3/15/2024	3/15/2024	—	—	—	—	—	—	5,934	148,469
	2024 LTI	3/15/2024	3/15/2024	—	—	—	4,450	8,900	17,800	—	216,760
Kristina R. Robbins	STI			140,000	280,000	560,000	—	—	—	—	—
	2024 LTI	3/15/2024	3/15/2024	—	—	—	—	—	—	5,051	126,376
	2024 LTI	3/15/2024	3/15/2024	—	—	—	3,787	7,574	15,148		184,465
Kevin P. Riley	STI			587,124	1,174,248	2,348,496	—	—	—	—	—
	2024 LTI(6)	3/15/2024	3/15/2024	—	—	—	—	—	—	39,111	978,557
	2024 LTI(6)	3/15/2024	3/15/2024	—	—	—	29,332	58,664	117,328	—	1,428,762
(1) This represents the range of possible payouts for the 2024 STI Plan under our annual STI Plan as discussed under the heading
“Short-Term Incentives” in CD&A.
(2) For all NEOs except Mr. Reuter, this represents the range of possible payouts for the PRSU awards granted under our 2024
LTI Plan. For all NEOs except Mr. Reuter, vesting of any earned PRSUs generally occurs, depending on achievement in the three-year performance period ending on December 31, 2026, on  March 15, 2027. Additional details of our PRSU awards are discussed under the heading “2024 Long-Term Incentives Granted” in CD&A. For Mr. Reuter, the amount reflects a PRSU award granted on his start date of November 1, 2024, as further described in footnote 5 below.
(3) For all NEOs except Mr. Reuter, this represents the time-based RSU awards granted under our 2024 LTI Plan, which have a three-year graded vesting period with 1/3 of the award vesting each year. Additional details of these RSUs are described under the heading “2024 Long-Term Incentives Granted” in CD&A. For Mr. Reuter, the amount reflects a time-based RSU award granted on his start date of November 1, 2024, as further described in footnote 5 below.
(4) The grant date fair value listed in the chart above is reflective of FASB ASC Topic 718. See footnotes 1 and 2 of the
Summary Compensation Table for further details.
(5) Mr. Reuter received a grant of RSU and PRSU awards on his start date of November 1, 2024. The RSU award will generally vest on November 1, 2029. The PRSU award has a five-year performance period (January 1, 2025 through December 31,
2029) and will generally vest on March 15, 2030 based on the Company’s Total Shareholder Return (50%) and Core ROAE
(50%) relative to peers on the KRX Index with the same performance thresholds and maximums as the PRSUs granted under our 2024 LTI Plan. Additional details of Mr. Reuter’s RSU and PRSU awards are described in CD&A and below under the heading “NEO Agreements—James A. Reuter”.

64	First Interstate BancSystem, Inc.
(6) In 2024, Ms. Mutch and Mr. Riley each attained the age of 65 and became retirement eligible under the terms of the respective award agreements. Upon becoming retirement eligible under the terms of the respective award agreements in
2024: (i) their 2024 RSUs vested 100% as of such date, and (ii) they became entitled to receive their 2024 PRSUs following the end of the originally scheduled three-year performance period, with vesting based on achievement of specified performance conditions as outlined in the respective award agreement, in each case subject to certain forfeiture events as discussed below (see “Outstanding Equity Awards as of December 31, 2024”).
Outstanding Equity Awards as of December 31, 2024

		Stock Awards
		Time-based		Performance-based
Name	Award	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity incentive Plan awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)(2)	Equity incentive plan awards: Market Value of Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(3)
James A. Reuter	Sign-On Grant (4)	25,974	843,376	38,960	1,265,031
Marcy D. Mutch	2024 LTI (5)	—	—	15,538	504,519
	2023 LTI (6)	—	—	5,197	168,730
	2023 RSA one-time (7)	3,766	122,282	—	—
	2022 LTI (9)	1,538	49,939	—	—
Lorrie F. Asker	2024 LTI (5)	8,443	274,144	12,660	411,070
	2023 LTI (6)	1,711	55,556	1,925	62,489
	2023 RSA one-time (7)	1,058	34,353	—	—
	2023 RSA Ad-hoc (8)	1,829	59,388	—	—
	2022 LTI (9)	428	13,897	962	31,220
Kirk D. Jensen	2024 LTI (5)	5,934	192,677	8,900	288,983
	2023 LTI (6)	2,470	80,201	2,778	90,202
	2023 RSA one-time (7)	1,798	58,381	—	—
	2022 LTI (9)	783	25,424	1,762	57,212
Kristina R. Robbins	2024 LTI (5)	5,051	164,006	7,574	245,928
	2023 LTI (6)	2,102	68,252	2,365	76,775
	2023 RSA one-time (7)	1,322	42,925	—	—
	2022 LTI (9)	513	16,657	1,154	37,454
	2022 RSA Ad-hoc (10)	876	28,444	—	—
Kevin P. Riley	2024 LTI (5)	—	—	58,664	1,904,820
	2023 LTI (6)	—	—	22,603	733,919
	2023 RSA one-time (7)	9,652	313,400	—	—
	2022 LTI (9)	6,372	206,899	—	—
(1) Represents unvested time-based RSAs/RSUs, which vest contingent on continued employment. In 2024, Ms. Mutch and Mr.
Riley each attained the age of 65 and became retirement eligible under the terms of the respective award agreements.
Upon becoming retirement eligible under the terms of the respective time-based award agreements in 2024: (i) their 2024 and 2023 RSUs vested 100% as of such date, as further described below (see “Stock Awards Vested During 2024”), and (ii)
they became entitled to receive their 2023 and 2022 time-based RSAs upon the earlier of their separation date or the originally scheduled vesting date.
(2) Represents the number of PSA/PRSUs outstanding as of December 31, 2024, reported in accordance with applicable SEC rules. For performance-based RSAs granted in 2022 and PRSUs granted in 2023, reflects payouts at threshold level. For
PRSUs granted in 2024, reflects payout at target level. The actual number of shares to vest will be based upon achievement of specified performance conditions and continued employment. For Ms. Mutch and Mr. Riley, upon becoming retirement eligible under the terms of the respective performance-based award agreements in 2024: (i) they became entitled to

65	First Interstate BancSystem, Inc.
receive their 2024 and 2023 PRSUs following the end of the originally scheduled three-year performance period, with vesting based on achievement of specified performance conditions as outlined in the respective award agreements, subject to certain forfeiture events, including a termination for cause or a clawback event under our clawback policy, and (ii) their
2022 performance-based RSAs became eligible to vest on December 31, 2024 following the end of the three-year performance period, although none actually vested on December 31, 2024 because threshold performance was not attained.
(3) Market value is based on closing price of the common stock as of December 31, 2024 of $32.47 per share.
(4) Represents the award granted to Mr. Reuter in November 2024 on his start date as President and Chief Executive Officer.
The RSUs are generally scheduled to vest on November 1, 2029. The PRSUs are subject to a five-year performance period ending December 31, 2029 with a vest date of March 15, 2030. Further details are provided above under the heading
“Grants of Plan Based Awards” and below under the heading “NEO Agreements—James A. Reuter”.
(5) Represents the outstanding LTI award granted on March 15, 2024. The PRSUs are subject to a three-year performance period ending December 31, 2026 with a vest date of March 15, 2027. The RSUs are scheduled to vest equally over three years on March 15, 2025, 2026, and 2027.
(6) Represents the outstanding LTI award granted on May 24, 2023. The PRSUs are subject to a three-year performance period ending December 31, 2025 with a vest date of March 15, 2026. The RSUs are scheduled to vest in equal parts on March 15,
2025 and 2026.
(7) Represents the outstanding one-time special RSA awards granted on March 15, 2023 which vested on March 15, 2025.
(8) Represents the outstanding RSAs of the award granted to Ms. Asker on February 9, 2023 upon being appointed as the interim Chief Banking Officer. 914 RSAs vested on February 9, 2025 and the remaining 915 RSAs will vest on February 9,
2026.
(9) Represents the outstanding LTI award granted on March 15, 2022. The performance-based RSAs were subject to a three-
year performance period that ended on December 31, 2024 with a vest date of March 15, 2025. As described in CD&A and under the heading “2022 Long-Term Incentive Performance Results”, the 2022 performance-based RSAs did not achieve threshold performance and, as a result, none of the performance-based RSAs vested on March 15, 2025. The time-based
RSAs vested on March 15, 2025.
(10) Represents the outstanding RSAs of the award granted to Ms. Robbins on May 28, 2022 upon becoming the Chief Operations
Officer. The RSAs are scheduled to vest on May 28, 2025.
Stock Awards Vested During 2024

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
James A. Reuter	—	—
Marcy D. Mutch(3)	19,807	594,601
Lorrie F. Asker	2,516	63,730
Kirk D. Jensen	2,473	62,344
Kristina R. Robbins	2,767	70,885
Kevin P. Riley(3)	79,485	2,146,496
(1) The number of shares acquired on vesting is prior to any share withholding to cover tax liability.
(2) The amount in the Value Realized on Vesting column reflects the closing price of our common stock as reported on the
NASDAQ Stock Market on the day of vesting multiplied by the number of shares vesting.
(3) For Ms. Mutch and Mr. Riley, the amounts include the 2023 and 2024 RSUs that vested upon reaching retirement age of 65 in
July 2024 and August 2024, respectively. For Ms. Mutch this included 14,979 RSUs valued at $472,887 and for Mr. Riley this included 59,203 RSUs valued at $1,635,187. Although these RSUs vested in 2024 because Ms. Mutch and Mr. Riley turned 65 and became retirement eligible, the underlying shares: (i) will not be distributed to Ms. Mutch until the earlier of the originally scheduled vesting date or the date that she undergoes a separation of service, and also remain subject to forfeiture upon certain events, and (ii) were distributed to Mr. Riley on his Separation Date in 2025. In accordance with applicable SEC rules, these vested RSUs are also reported in the Non-Qualified Deferred Compensation Table below because the underlying shares of common stock have not yet been distributed as of December 31, 2024.

66	First Interstate BancSystem, Inc.
2024 Non-Qualified Deferred Compensation
The Company has a non-qualified deferred compensation plan (the “Deferred Compensation Plan”)
established for the benefit of a select group of management and highly compensated employees, including NEOs and active members of the Board. Under the terms of our Deferred Compensation Plan, eligible employees, as determined by our Board or Compensation Committee, may defer a portion of base salary, short-term incentive bonuses and other remuneration earned, subject to minimum and maximum limitations set forth under the plan.
Deferral elections generally are made by eligible employees during the last quarter of each year for compensation to be earned in the following year. Employees can make an election to receive their benefit upon separation of employment in a lump sum, or in monthly or annual installments over 2 to
15 years; or an election to receive their benefit upon a chosen date that is 1 or more years following the year of deferral, in the form of a lump sum or in annual installments over 2 to 5 years. Eligible employees are permitted to change the time and/or form of a scheduled distribution in accordance with procedures established by the plan administrator, provided that such election to change the time or form of a payment must be made at least 12 months prior to the date on which the payment is scheduled to be made, the payment must be deferred for at least five years from the date the payment would have otherwise been made and the election cannot take effect until at least 12 months after the date on which it is made. Distribution elections and subsequent distribution elections are required to be made in accordance with Section 409A of the Code. We make discretionary matching contributions to the Deferred Compensation Plan with respect to each employee participant who has elected to defer base salary compensation. Other Company contributions on behalf of a participant may be made to a participant at the discretion of our Board.
The deferral account of each participant is credited with investment earnings or losses based upon the performance of the underlying hypothetical investments suggested by the participant from among alternatives selected by the plan administrator.
The following table shows the contributions, earnings, and aggregate balance of total deferrals for each of our NEOs as of December 31, 2024.

Name	Plan	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
(a)		(b)	(c)	(d)	(e)	(f)
James A. Reuter	—	—	—	—	—	—
Marcy D. Mutch	DCP	22,678	—	54,376	—	638,736
	2023 Plan - RSUs(4)	472,887	—	41,116	—	514,003
Lorrie F. Asker	DCP	—	—	6,231	—	55,403
Kirk D. Jensen	DCP	—	—	63	—	1,288
Kristina R. Robbins	—	—	—	—	—	—
Kevin P. Riley	DCP	21,528	195,708	483,183	—	4,977,700
	2023 Plan - RSUs(4)	1,635,187	—	398,940	—	2,034,127
(1) The amounts in column (b) are reflective of: (1) with respect to the Deferred Compensation Plan, or DCP, salary and/or short-term incentives that were deferred into the DCP in 2024, and (2) with respect to the 2023 Plan, the 2023 and 2024
RSUs that vested upon reaching retirement age of 65 in 2024. The original grant date fair value of the 2024 RSUs are included in the “Stock Awards” column of the Summary Compensation Table for 2024. The original grant date fair value of the 2023 RSUs was previously reported in Summary Compensation Table for 2023.
(2) The amounts in column (c) are reflective of the Company’s contribution made to the NEO’s account under the Deferred
Compensation Plan in the 2024 calendar year.
(3) With respect to the DCP, the amounts in this column show earnings tied to changes in the value of publicly traded investment funds. With respect to the 2023 Plan, the amounts in this column represent (i) the changes in the closing price of the Company’s common stock as of December 31, 2024 compared to the contribution date, and (ii) the amount of the dividend equivalents credited in 2024 with respect to the 2023 and 2024 RSUs (which are paid to the recipient at the time that the underlying shares are distributed to the recipient). None of the amounts reported in this column are reported in

67	First Interstate BancSystem, Inc.
the 2024 Summary Compensation Table because the Company does not pay guaranteed, above-market or preferential earnings on deferred compensation.
(4) The 2023 and 2024 RSUs are reflected in this table under applicable SEC rules because the underlying shares of common stock have not yet been distributed as of December 31, 2024. The shares underlying Ms. Mutch’s 2023 and 2024 RSUs will not be distributed to Ms. Mutch until the earlier of the originally scheduled vesting date or the date that she undergoes a separation of service pursuant to the terms of the applicable award agreements. Ms. Mutch’s vested RSUs remain subject to forfeiture upon certain events, including a termination for cause or a clawback event under our clawback policy. The shares underlying Mr. Riley’s 2023 and 2024 RSUs were distributed to Mr. Riley on his Separation Date in 2025.
Our former President and Chief Executive Officer, Kevin P. Riley, was entitled to a supplemental executive retirement contribution to be credited to his account under the Deferred Compensation Plan
(or SERP Contribution), subject to the terms of the Deferred Compensation Plan and the notice awarding him the potential right to a SERP Contribution, which was initially implemented in 2015. This benefit was intended to be part of a competitive retirement and benefit package necessary to attract and retain executive talent. Consistent with this objective, the SERP Contribution consists of a Base
Contribution and a Performance Contingent Contribution (each as defined below). The amount of the base contribution was 20% of Mr. Riley 's annualized base salary as of the last day of the three-calendar year performance period to which the base contribution relates (the "Base Contribution"). The amount of the performance-contingent contribution, if earned, is up to an additional 20% of the Participant's annualized base salary as of the last day of the three-calendar year performance period to which the performance-contingent contribution relates (the "Performance-Contingent Contribution").
The Performance-Contingent Contribution is based on the Company's total shareholder return compared to the established peer group for the performance period. The Performance-Contingent
Contribution amounts fund based on the following scale, interpolated on a linear basis between funding tiers: 0% if below the 35th percentile; 10% if greater than or equal to the 50th percentile; and
20% if greater than or equal to the 75th percentile. Mr. Riley’s SERP Contributions vested 50% on
December 31, 2019, and 10% on each December 31st thereafter, achieving 100% vesting on December
31, 2024. The SERP contributions are subject to forfeiture, clawback and/or suspension in the event that the participant is terminated for cause or breaches any non-competition or non-solicitation provisions in his employment agreement with the Company.
2024 Other Compensation
We provide our NEOs with other compensation that the Compensation Committee believes is reasonable and consistent with the overall compensation program to better enable us to attract and retain talented employees for key positions. The Compensation Committee annually reviews the levels of other compensation provided to NEOs.
The NEOs participate in our health and group life and disability insurance plans. Additional benefits offered to the NEOs may include some or all of the following:
•Individual life insurance, as described below under “Survivor Income Benefits;”
•Payment of social club dues;
•Dividends on unvested time-based RSAs and RSUs;
•Charitable gift matching under First Interstate BancSystem Foundation’s Matching Gift Program,
up to $10,000, as further described in the CD&A;
•Use of a Company automobile and airplane; and
•Relocation benefits.
Survivor Income Benefits
We obtained life insurance policies on selected officers of the Bank. Under these policies, we receive all benefits payable upon death of the insured. A survivor income agreement was executed with Ms.
Mutch, Ms. Asker, Mr. Jensen, Ms. Robbins, and Mr. Riley whereby a survivor benefit of $150,000 is payable to designated beneficiaries if the participant is employed by us at the time of death.

68	First Interstate BancSystem, Inc.
CEO Pay Ratio
The following pay ratio compares the annual total compensation of our President and CEO to the annual total compensation of the Company’s median employee, as required by Section 953(b) of the
Dodd-Frank Act. The ratio is a reasonable estimate calculated in a manner consistent with Item 402(u)
of Regulation S-K under the Exchange Act.
As we have not had a significant change in workforce or compensation practices, we are using the same median employee for our 2024 pay ratio calculation as we used for the 2022 and 2023 calculations. The median employee was originally identified by ranking the total compensation of all employees other than the CEO as of December 31, 2022.
For purposes of determining total compensation, the following earnings were included to align with the results as reported in the Summary Compensation Table for our CEO:
•Base Salary;
•Overtime pay;
•Short-Term Incentive;
•Long-Term Incentive equity awards granted during the year; and
•Other Compensation comprised of:
◦401(k) match contributions;
◦Non-qualified deferred compensation match contributions;
◦Dividends on unvested time-based RSAs and RSUs; and
◦Amounts paid by us for social club dues, signing bonuses, and moving/relocation expenses.

Median Employee Total Annual Compensation	CEO Total Annual Compensation	Ratio of CEO to Median Employee Total Annual Compensation
$64,398	$4,402,344(1)	68 to 1
(1) For the purpose of calculating the CEO Total Annual Compensation set forth above, as permitted by SEC rules, we selected the compensation of Mr. Reuter, who became our Chief Executive Officer on November 1, 2024, and was serving in the role of Chief Executive Officer on December 31, 2024, the determination date for identifying our median employee. We then annualized the compensation disclosed for Mr. Reuter in the Summary Compensation Table by assuming that Mr. Reuter received salary payments of $1,000,000 in 2024, his annual base salary as of December 31, 2024, and assuming that Mr.
Reuter received other annualized benefit values, including related to his 2024 STI Plan award and other items outlined in this proxy statement. Accordingly, the CEO Total Annual Compensation listed above will not be a direct match to the total reported in the Summary Compensation Table for Mr. Reuter due to, among other things, his base salary in the Summary
Compensation Table only reflecting pay received from his start date of November 1, 2024 through December 31, 2024.
Pay Versus Performance
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and
Consumer Protection Act of 2010, we provide the following disclosure regarding executive
“compensation actually paid” (“CAP”, as calculated in accordance with applicable SEC rules), and certain Company performance measures for the fiscal years listed below. For information regarding the
Company’s pay-for-performance philosophy and how the Company aligns executive pay with performance, refer to our CD&A.
Pay Versus Performance Table
The following table provides the information required for our NEOs for each of the fiscal years ended
December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021, and December 31,
2020, along with the financial information required to be disclosed for each fiscal year:

69	First Interstate BancSystem, Inc.

Year	Kevin P. Riley		James A. Reuter		Average Summary Comp- ensation Table Total for non- PEO NEOs ($)(2)	Average Summary Comp- ensation Actually Paid to non-PEO NEOs ($)(2)(3)	Value of Initial Fixed $100 Investment Based On:		Net Income (in $M) ($)	Comp- ensation Adjusted ROAE ($)(4)
	Summary Comp- ensation Table Total for PEO ($)(1)	Comp- ensation Actually Paid to PEO ($)(1)(3)	Summary Comp- ensation Table Total for PEO ($)(1)	Comp- ensation Actually Paid to PEO ($)(1)(3)			Company Total Shareholder Return ($)	KBW Regional Banking Index Total Shareholder Return ($)
(a)	(b)	(c)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2024	4,870,569	4,324,053	2,540,806	2,689,115	1,278,512	1,234,476	102.07	130.91	226.0	9.04
2023	3,384,896	1,951,042	—	—	835,999	550,266	90.37	115.64	257.5	11.68
2022	4,617,084	4,215,324	—	—	1,482,037	1,343,374	106.06	116.11	202.2	11.75
2021	3,201,243	2,342,207	—	—	928,135	733,189	106.90	124.75	192.1	13.19
2020	2,939,173	3,641,663	—	—	1,260,013	1,454,331	103.20	91.29	161.2	10.65
(1) For the year ended December 31, 2024, Kevin P. Riley served as our PEO until November 1, 2024 when James A. Reuter became our President and CEO. Kevin P. Riley was the PEO for each of the years ended December 31, 2023, 2022, 2021, and
2020.
(2) For the year ended December 31, 2024, the non-PEO NEOs were Marcy D. Mutch, Lorrie F. Asker, Kirk D. Jensen, and
Kristina R. Robbins. For the year ended December 31, 2023, the non-PEO NEOs were Marcy D. Mutch, Kirk D. Jensen, Lorrie
F. Asker, Kristina R. Robbins, Ashley Hayslip, and Scott E. Erkonen. For the year ended December 31, 2022, the non-PEO
NEOs were Marcy D. Mutch, Jodi Delahunt Hubbell, Kirk D. Jensen, Karlyn M. Knieriem, Scott E. Erkonen, and Russell A.
Lee. For the year ended December 31, 2021, the non-PEO NEOs were Marcy D. Mutch, Jodi Delahunt Hubbell, Russell A.
Lee, and Kirk D. Jensen. For the year ended December 31, 2020, the non-PEO NEOs were Marcy D. Mutch, Jodi Delahunt
Hubbell, Russell A. Lee, and Renee L. Newman.
(3) Adjustments to total compensation in the Summary Compensation Table (“SCT”), reported in columns (b) and (d), to calculate CAP, reported in columns (c) and (e) for 2024, include:

	PEO: Kevin P. Riley	PEO: James A. Reuter	Average Other NEOs
	2024 ($)	2024 ($)	2024 ($)
Summary Compensation Total	4,870,569	2,540,806	1,278,512
'- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	(2,407,319)	(2,117,821)	(458,314)
'+ Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year	2,857,344	2,266,130	543,996
'+ Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years	(898,465)	—	(114,869)
'+ Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—	—	—
'+ Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(98,076)	—	(14,849)
'- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—	—
'+ Value of Dividends or other Earnings Paid on Stock Awards not Otherwise Reflected in Fair Value or Total Compensation	—	—	—
Compensation Actually Paid	4,324,053	2,689,115	1,234,476
a.The methodologies used for determining the fair values shown in the table are materially consistent with those used to determine the fair values disclosed as of the grant date for each award.
(4) Compensation Adjusted ROAE is a non-GAAP financial measure that is one of the most important financial performance measures used by our Compensation Committee to link compensation actually paid to our NEOs for their performance in
2024 to the Company’s performance during 2024 and is calculated as net income before income tax, plus investment security loss, plus or minus the below identified items of pre-tax revenue and expense deemed by S&P Capital IQ to be nonrecurring, divided by average common stockholders’ equity ($ in millions): (i) net income of $226.0, plus provision for income tax of $68.5, minus net gains on disposition of premises and equipment of $4.7, plus FDIC special assessment of $1.5 and CEO retirement costs of $3.8; divided by (ii) average common stockholders’ equity of $3,266.0.

70	First Interstate BancSystem, Inc.
Tabular List of Financial Performance Measures
In the Company’s assessment, the most important financial performance measures used to link compensation actually paid to our NEOs, for the most recently completed fiscal year, to the Company’s performance were:

•Total Shareholder Return
•Compensation Adjusted Return on Average Common Stockholders’ Equity
•Adjusted PPNR per Share
•Adjusted Non-Interest Expenses/Total Average Assets
•Non-Performing Assets/Total Assets
Pay Versus Performance: Graphical Description
The illustrations below provide graphical descriptions of the relationships between the following:

•CAP and the Company’s & Peer Group’s cumulative TSR;
•CAP and the Company’s Net Income; and
•CAP and the Company’s Compensation Adjusted ROAE

71	First Interstate BancSystem, Inc.

Cap vs. FIBK & Peer Group Cumulative TSR
Compensation Actually Paid ($M)
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$—
Value of $100 Investment
$135
$130
$125
$120
$115
$110
$105
$100
$95
$90
2020
2021
2022
2023
2024
PEO Compensation Actually Paid (Kevin P. Riley)
PEO Compensation Actually Paid (James. A. Reuter)
Avg. non-PEO NEO Compensation Actually Paid
FIBK TSR
Peer Group TSR

Cap vs FIBK Net Income
Compensation Actually Paid ($M)
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$—
$260
$250
$240
$230
$220
$210
$200
$190
$180
$170
$160
Net Income ($M)
2020
2021
2022
2023
2024
PEO Compensation Actually Paid (Kevin P. Riley)
PEO Compensation Actually Paid (James A. Reuter)
Avg. non-PEO NEO Compensation Actually Paid
Net Income ($MM)

Cap vs FIBK Compensation Adjusted ROAE
Compensation Actually Paid ($M)
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$—
$14
$13
$12
$11
$10
$9
$8
$7
Compensation Adjusted ROAE ($M)
2020
2021
2022
2023
2024
PEO Compensation Actually Paid (Kevin P. Riley)
PEO Compensation Actually Paid (James A. Reuter)
Avg. non-PEO NEO Compensation Actually Paid
Compensation Adjusted ROAE

72	First Interstate BancSystem, Inc.
NEO Agreements
The Company currently has executive employment agreements with each of Mr. Reuter, Ms. Mutch, Ms.
Asker, Mr. Jensen, and Ms. Robbins.
The employment agreements outline the duties of each employee and forms of remuneration awarded for the performance of such duties, including base salary, bonuses, and various other employer provided benefits. In addition, the employment agreements outline specific duties and payments to be made upon termination of employment under various conditions.
James A. Reuter
Effective October 8, 2024, we entered into an employment agreement with James A. Reuter to serve as our President and Chief Executive Officer starting November 1, 2024. Mr. Reuter’s employment agreement has an initial term of 60 months and, after the initial term, the term will automatically be extended for an additional one year term and on each subsequent anniversary thereafter, so that the remaining term will be one year, unless a notice is provided by either party to the other party at least
90 days prior to the then term ending that the agreement will not renew or is otherwise terminated under the agreement. The term of Mr. Reuter’s employment agreement extends for an additional 24 month period automatically following a change in control transaction as defined in the 2023 Plan.
Under Mr. Reuter’s employment agreement, the annual base salary for Mr. Reuter will be $1,000,000.
Base salary will be reviewed at least annually to determine whether an increase is appropriate.
Pursuant to Mr. Reuter’s employment agreement, the Company granted Mr. Reuter a long-term incentive award on November 1, 2024 with an aggregate grant date value of $2,000,000, 40% of which was granted in the form of time-based RSUs that vest on November 1, 2029 and 60% of which was granted as PRSUs with a five-year performance period (January 1, 2025 through December 31, 2029)
that vest based on the achievement of performance goals relating to total shareholder return and the
Company’s Core ROAE (collectively, the “Sign-On Grant”).
Under Mr. Reuter’s employment agreement, if the Company or the Bank terminates Mr. Reuter’s employment for “cause,” as such term is defined in the employment agreement, Mr. Reuter will not receive any compensation or benefits after the termination date. If the Company or the Bank terminates Mr. Reuter’s employment without cause or if Mr. Reuter terminates employment for “good reason,” as such term is defined in the employment agreement, the Company or the Bank will pay Mr.
Reuter an amount equal to two times Mr. Reuter’s base salary plus two times the average of the annual incentive compensation paid to Mr. Reuter during each of the three years immediately prior to the year in which the termination of employment occurs, with such severance amount payable over 12 months. In addition, a pro rata portion of the Sign-On Grant (with such proration to be based on a three-year service period) will vest or be eligible to vest (for PRSUs) upon such a termination of employment, with the PRSUs vesting based on actual performance measured against the applicable performance metrics. The Bank will also provide Mr. Reuter with continued benefits coverage for up to
24 months.
If Mr. Reuter’s employment is terminated by the Company or the Bank without cause or if Mr. Reuter voluntarily terminates employment during the term of the employment agreement for good reason within six months preceding or within 18 months following a change in control, Mr. Reuter will receive an amount equal to the sum of 2.5 times Mr. Reuter’s base salary, plus 2.5 times the annual cash incentive at “target” (as defined in the annual cash incentive plan) in effect for Mr. Reuter in the year in which the change in control occurs, plus a pro-rata portion of Mr. Reuter’s target bonus for the calendar year during which the termination of employment occurs, with such severance amount payable over 18 months. In addition, upon a termination of employment described in this paragraph, the Sign-On Grant will vest in full, with the PRSUs vesting based on target performance and the Bank will provide Mr. Reuter with continued benefits coverage for up to 24 months.
If the severance benefits would constitute an “excess parachute payment” under Section 280G of the
Internal Revenue Code of 1986, as amended, such payment shall either be reduced so that it will not constitute an excess parachute payment, or paid in full, depending on which payment would result in
Mr. Reuter receiving the greatest after-tax payment. In case of the latter, Mr. Reuter would be liable for any excise tax owed.
Mr. Reuter’s employment agreement also contains 18-month non-competition and non-solicitation restrictions following termination of Mr. Reuter’s employment (with such restrictions to extend to 24

73	First Interstate BancSystem, Inc.
months if the termination of employment occurs within 6 months preceding or within 18 months following a change in control).
Additional information with respect to the severance payments to which Mr. Reuter is entitled is set forth below under the “Post-Employment Payments” table.
Other NEOs
We entered into employment agreements with Marcy D. Mutch, Lorrie F. Asker, Kirk D. Jensen, and
Kristina R. Robbins (collectively, the “Other NEOs”) on December 14, 2021, August 24, 2023, December
14, 2021, and January 23, 2024, respectively. The original term of each of the employment agreements is for one year. After the expiration of the original term, each employment agreement automatically renews for an additional one-year period on each anniversary of the effective date, unless the
Company gives the executive notice of termination 90 days prior to expiration. Under the terms of the respective employment agreements, Ms. Mutch, Ms. Asker, Mr. Jensen, and Ms. Robbins had an initial base salary per year of $467,250, $440,000, $347,140, and $351,000 respectively, which salary could be increased, but not decreased (except for a decrease that is generally applicable to all employees)
upon review at least annually by the Board or by a designated committee.
While employed, the Other NEOs are entitled to participate in all incentive compensation bonuses, and long-term incentives in any plan or arrangement in which he or she is eligible to participate, and are entitled to employee benefits generally available to our senior executives. In the event any Other
NEO’s employment is terminated without cause, such executive will be entitled to an amount equal to the sum of: (i) one times his or her base salary then in effect, plus (ii) one times the average of the annual incentive compensation paid to such executive during each of the three years immediately prior to the year in which the “Event of Termination” (as defined in such Other NEO’s agreement) occurs.
The severance benefits will be contingent upon such executive’s execution of a release of claims in favor of the Company. Additional information with respect to the severance payments to which such executive is entitled is set forth below under the “Post-Employment Payments” table.
The employment agreements also include non-solicitation and non-competition requirements that will be in effect for twelve to eighteen months (depending on the circumstances of termination) following such executive’s termination.
Transition Agreement with Marcy D. Mutch
In February 2025, Marcy D. Mutch notified the Company of her intention to retire as a full-time employee at the end of 2025 and to step down after a transition period as the Company’s Executive
Vice President and Chief Financial Officer, effective May 31, 2025.
In connection with her retirement, the Company, the Bank and Ms. Mutch entered into the Mutch
Transition Agreement. The Mutch Transition Agreement provides that Ms. Mutch will continue to serve as the Chief Financial Officer through May 31, 2025 (again, the “Transition Period”). Following the
Transition Period, Ms. Mutch’s service as Chief Financial Officer (including in her capacities as principal financial officer and principal accounting officer) will end and her employment is expected to be transitioned at that time to the role of Executive Advisor to the Company, in which capacity she has agreed to serve through December 31, 2025 (the “Executive Advisor Period”) to further assist the
Company with the transition of her Chief Financial Officer role to her announced successor, the
Company’s current Deputy Chief Financial Officer, David P. Della Camera.
The Mutch Transition Agreement provides that, during the Transition Period, Ms. Mutch’s base salary will continue at its current rate and her short-term incentive awards, which will be determined by the
Chief Executive Officer based on the Company’s actual achievement of business performance objectives and Ms. Mutch’s achievement of personal performance objectives in a manner consistent with how such objectives are determined for other executive officers of the Company, will be prorated for the Transition Period. During the Transition Period, Ms. Mutch will continue to accrue paid vacation and will remain eligible to: (i) be granted long-term incentive awards and (ii) participate in employee benefit plans available to other executive officers of the Company. Increases to Ms. Mutch’s base salary during the Transition Period, if any, will be at the discretion of the Chief Executive Officer and subject to approval by the Compensation and Human Capital Committee.
During the Executive Advisor Period and subject to her continuing employment during the period
(subject to exceptions including a termination of employment without cause), Ms. Mutch will continue to report to the Chief Executive Officer and will have duties and responsibilities that are defined by

74	First Interstate BancSystem, Inc.
the Chief Executive Officer, including providing strategic continuity and high-level support to the
Company; assisting with the Chief Financial Officer transition; acting as a liaison between the Board, executive management, and the investment community as requested by the Chief Executive Officer;
coordinating cross-functional initiatives; and assisting with investor relations. Ms. Mutch will receive for her services during the Executive Advisor Period: (i) a base salary at the rate in effect as of the end of the Transition Period, (ii) short-term incentive awards, which will be determined by the Chief
Executive Officer based on the Company’s actual achievement of business performance objectives and
Ms. Mutch’s achievement of personal performance objectives in a manner consistent with how such objectives are determined for executive officers of the Company, prorated for the Executive Advisor
Period, (iii) continuing eligibility to have her existing and outstanding long-term incentive awards vest according to their terms, and (iv) continuing accrual of paid vacation and eligibility for all employee benefit plans available to other executive officers of the Company. The target short-term incentive amount during the Executive Advisor Period will be 75% of the target short-term incentive amount as of the end of the Transition Period. Promptly following the Executive Advisor Period, Ms. Mutch will receive payment for all earned but unpaid salary, paid time off and reimbursable expenses.
Following the Executive Advisor Period, Ms. Mutch has further agreed to continue her service to the
Company and continue transitioning the Chief Financial Officer role as a non-employee consultant for an additional one-year term ending December 31, 2026. During such consulting period and subject to her continuing service to the Company during the period (subject to exceptions including a termination of service without cause), Ms. Mutch has agreed with the Company to be granted a long-term incentive award in the form of time-based RSUs pursuant to the Company’s 2023 Plan with an aggregate grant date value of $860,000 as compensation for her services in lieu of any cash compensation. In addition, the Company will provide Ms. Mutch with 12 months of medical, health, vision and dental coverage substantially comparable to the coverage maintained by the Company for Ms. Mutch at the end of the
Executive Advisor Period.
Kevin P. Riley
The Company entered into an employment agreement, dated August 19, 2021, with Mr. Riley in connection with his service as President and Chief Executive Officer. Under the employment agreement, Mr. Riley was entitled to an initial base salary of $870,975 per year, which salary could be increased, but not decreased (except for a decrease that is generally applicable to all employees) upon review at least annually by the Board or by a designated committee.
While employed, Mr. Riley was entitled to participate in all incentive compensation bonuses, and long-
term incentives in any plan or arrangement in which he is eligible to participate, and was entitled to employee benefits generally available to our senior executives. Mr. Riley’s employment agreement included non-solicitation and non-competition requirements that remain in effect for eighteen months following his departure from the Company.
In 2024, in connection with Mr. Riley’s anticipated retirement, the Company and Mr. Riley entered into the Riley Transition Agreement. See below for additional information regarding the Riley Transition
Agreement and related compensation payable to Mr. Riley in connection with his retirement and subsequent departure from the Company.
Potential Payments Upon Certain Termination Events
The disclosures below describe the payments to which the executives would have been entitled had they been terminated on December 31, 2024.
Payments Made Upon Termination Following a Change in Control
The employment agreements define payments each executive shall receive in the event of an involuntary termination of employment without cause (as defined in each executive’s employment agreement) or voluntary termination by the executive for good reason (as defined in each executive’s employment agreement) within six months preceding or eighteen months after a change in control (as defined in each executive’s employment agreement).
The employment agreements provide that the executives shall receive an amount equal to two times their base salary (two and a half times in the case of Mr. Reuter and three times in the case of Mr.
Riley) plus an amount equal to two times the annual short-term incentive at target (two and a half times in the case of Mr. Reuter and three times in the case of Mr. Riley), plus a pro rata portion of the

75	First Interstate BancSystem, Inc.
executive’s target bonus for the calendar year in the year in which the termination event occurs (with respect to each executive, the “Change in Control Payment”). Such amount shall be payable as salary continuation in equal installments over twelve months (eighteen months in the case of Mr. Reuter and
Mr. Riley). For additional information regarding the compensation payable to Mr. Riley upon a change in control within six months of his Separation Date, see “Transition Agreement with Kevin P. Riley.”
All outstanding unvested restricted stock will fully vest upon termination. Pursuant to the employment agreements, the Company will provide certain employment benefits for a period of twenty-four months following the date of termination. The benefits may be limited, however, if the executive is initially determined to be subject to excise taxes under Section 4999 and 280G of the Code but would be better off on a net-after tax basis by reducing the applicable Change in Control Payment to avoid being subject to the excise tax.
Payments Made Upon Termination Not Related to a Change in Control
The employment agreements define payments each continuing NEO shall receive in the event of an involuntary termination by the Company without cause or voluntary termination by the executive for good reason. For a description of compensation paid to Mr. Riley on his Separation Date, see
“Transition Agreement with Kevin P. Riley” below.
Mr. Reuter’s executive employment agreement indicates he shall receive an amount equal to two times the sum of his base salary, plus two times his average annual short-term incentive compensation paid during the three completed full years immediately prior to the year of termination. Such amount shall be payable as salary continuation in equal installments over 12 months. He would also receive 24 months of continuing medical, dental, and vision benefits after termination.
Ms. Mutch’s, Ms. Asker’s, Mr. Jensen’s, and Ms. Robbins’ executive employment agreements indicate they shall receive an amount equal to one times the sum of their base salary, plus one times their average short-term annual incentive compensation paid during the three completed full years immediately prior to the year of termination. Such amount shall be payable as salary continuation in equal installments over 12 months. The agreements further provide that these executives shall receive
12 months of continuing medical, dental, and vision benefits after termination.
In the absence of an employment agreement, the Board, or the Chief Executive Officer (except with regard to any payments made on his behalf) at their discretion, may authorize payment of additional separation amounts for the NEOs.
Additionally, the employment agreements define payments with our continuing NEOs in the event of an involuntary termination of employment without cause (as defined in each executive’s agreement) or voluntary termination by the executive for good reason (as defined in each executive’s agreement)
within eighteen (18) months following the effective date of an acquisition that does not result in a change in control. The executive employment agreements provide that the executives shall receive an amount equal to two times their base salary (two and a half times in the case of Mr. Reuter) plus an amount equal to two times the average of the annual short-term incentive compensation paid to the executives (two and a half times in the case of Mr. Reuter) during each of the three completed full years immediately prior to the year in which the Event of Termination occurs. Such amount shall be payable as salary continuation in equal installments over 12 months. The agreements further provide that the executives shall receive continued medical, dental, and vision benefits for 18 months (30 months in the case of Mr. Reuter) after termination.
Payments Made Upon Retirement
Upon termination based on retirement, a NEO shall be entitled to all benefits under any retirement plan of the Company and other plans to which NEO is a party.
The individual equity award agreement governing outstanding equity awards provides for accelerated vesting and settlement of RSUs upon the termination of employment due to retirement, as defined under the employment agreements. Performance based awards would remain outstanding for the completion of their performance measurement period.
Payments Made Upon Death
In the event of termination due to death, the estates or other beneficiaries of the NEOs are entitled to receive benefits under our group life insurance plan equal to the lesser of (i) two and a half times their respective base salary or (ii) $300,000. For all NEOs, the applicable amount would be $300,000.

76	First Interstate BancSystem, Inc.
In addition, we have obtained life insurance policies on selected officers of First Interstate Bank, which include a survivor benefit, as described above under the heading "Survivor Income Benefits."
The individual equity award agreements governing outstanding equity awards provides for accelerated vesting and settlement upon the termination of employment due to death.
Payments Made Upon Disability
In the event of termination due to disability, the NEOs are entitled to receive benefits under our group disability plan which generally provides for 60% of pre-disability earnings up to a maximum of $13,000 per month. For each of the NEOs the applicable amount would be $13,000 per month.
The individual equity award agreements governing outstanding equity awards provides for accelerated vesting and settlement upon the termination of employment due to disability, as defined under the employment agreements.
Other Employment Termination
Pursuant to Section 409A of the Code, certain payments to the NEOs would not commence for six months following a termination of employment. If required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following NEO’s separation from service.
The following tables show estimated payments that our NEOs may receive assuming various employment termination and change-in-control scenarios as if they occurred on December 31, 2024.
The actual amounts for those NEOs would be calculated based on facts as of the actual termination of employment.

77	First Interstate BancSystem, Inc.
Post-Employment Payments
Potential Payments Upon Termination or Change-in-Control Payments
as of 12/31/2024 - Mr. James A. Reuter

Executive Payments and Benefits upon Termination or Change in Control	Voluntary Termination	Involuntary Termination for Cause	Involuntary Termination Without Cause/ Termination for Good Reason		Change in Control With Termination for Good Reason or Without Cause		Death	Disability
Compensation:
Severance	$—	$—	$2,000,000	(a)	$3,000,000	(b)	$—	$—
Pro-rata Bonus	—	—	—		200,000	(c)	—	—
Long-term Incentives
- Time-Restricted Awards (d)	—	—	47,532		855,584		855,584	855,584
- Performance Awards (e)	—	—	71,297		1,283,342		1,283,342	1,283,342
Benefits & Perquisites:
Health Benefits (f)	—	—	19,458		19,458		—	—
Total	$—	$—	$2,138,287		$5,358,384		$2,138,926	$2,138,926

(a)
Severance is equal to two times the sum of: Mr. Reuter's current base salary, plus his average annual incentive compensation paid during the three completed full years prior to termination when the termination event is not in connection with a change-in-control or following an acquisition of an entity. Severance would increase to $2,500,000
(two and a half times the compensation described herein) if the termination event followed an acquisition of an entity not constituting a change-in-control. Severance benefits are payable over 12 months. These calculations do not include any amounts for the average of annual incentive compensation paid during the three years prior to termination since Mr.
Reuter was just hired in November 2024.

(b)	Severance is equal to two and a half times the sum of Mr. Reuter's current base salary, plus his 2024 target annual cash incentive pro-rated from his start date, payable over 18 months.
(c)
Reflects Mr. Reuter's target annual cash incentive award pro-rated for the portion of the year prior to termination.
Because termination is assumed to occur on December 31, 2024, the amount reflects the target cash award pro-rated from his start date through the end of the year.

(d)
Reflects full vesting of his time-based RSUs as part of his Sign-On Grant (including dividends accrued through December
31, 2024) upon a qualifying termination during the 6 month period preceding or the 18 month period following a change-
in-control or 18 month period following an acquisition, and in the event of death, or disability. Upon involuntary termination without cause or termination for good reason when not in connection to a change-in-control or acquisition,
Mr. Reuter would remain entitled, on a pro-rated basis from his start date, to the RSUs from his Sign-On Grant. Awards are valued using the December 31, 2024 closing price of $32.47.

(e)
Reflects vesting of his PRSUs as part of his Sign-On Grant (including dividends accrued through December 31, 2024) upon a qualifying termination during the 6 month period preceding or the 18 month period following a change-in-control or 18 month period following an acquisition, and in the event of death or disability, payable at target levels. Upon involuntary termination without cause or termination for good reason when not in connection to a change-in-control or acquisition,
Mr. Reuter would remain entitled, on a pro-rated basis from his start date, to the PRSUs from his Sign-On Grant. Awards are valued using the December 31, 2024 closing price of $32.47.

(f)
Estimates the cost of continuing medical, dental, and vision benefits, using 2024 COBRA rates. Assumes 24 months of continued coverage for qualifying terminations not in connection with a change-in-control as well as in connection with a change-in-control. If the termination event followed an acquisition of an entity not constituting a change-in-control, costs are estimated to be $24,323, as benefits would continue for 30 months.

78	First Interstate BancSystem, Inc.
Potential Payments Upon Termination or Change-in-Control Payments
as of 12/31/2024 - Ms. Marcy D. Mutch

Executive Payments and Benefits upon Termination or Change in Control	Retirement	Involuntary Termination for Cause	Involuntary Termination Without Cause/ Termination for Good Reason		Change in Control With Termination for Good Reason or Without Cause		Death	Disability
Compensation:
Severance	$—	$—	$855,637	(a)	$1,943,835	(b)	$—	$—
Pro-rata Bonus	—	—	—		431,963	(c)	—	—
Long-term Incentives
- Time-Restricted Awards (d)	172,221	—	172,221		172,221		172,221	172,221
- Performance Awards (e)	893,196	—	893,196		893,196		893,196	893,196
Benefits & Perquisites:
Survivor Income Benefits (f)	—	—	—		—		150,000	—
Health Benefits (g)	—	—	19,935		39,870		—	—
Total	$1,065,417	$—	$1,940,989		$3,481,085		$1,215,417	$1,065,417

(a)
Severance is equal to one times the sum of: Ms. Mutch's current base salary, plus her average annual incentive compensation paid during the three completed full years prior to termination (for performance in FYE 2021, 2022 and
2023), when the termination event is not in connection with a change-in-control or following an acquisition of an entity.
Severance would increase to $1,711,274 (two times the compensation described herein) if the termination event followed an acquisition of an entity not constituting a change-in-control. Severance benefits are payable over 12 months.

(b)	Severance is equal to two times the sum of: Ms. Mutch's current base salary, plus her 2024 target annual cash incentive, payable over 12 months.
(c)
Reflects Ms. Mutch's target annual cash incentive award pro-rated for the portion of the year prior to termination.
Because termination is assumed to occur on December 31, 2024, the amount reflects the full target cash award that would be payable in lieu of her 2024 annual incentive award.

(d)
Reflects full vesting of time-based restricted stock awards upon a qualifying termination. Ms. Mutch has reached retirement eligibility age of 65 in which, as defined in the award agreements, she would not forfeit any outstanding equity awards upon separation except if terminated for cause. Awards are valued using the December 31, 2024 closing price of $32.47.

(e)
Reflects vesting of outstanding performance-based restricted stock unit awards (including dividends accrued through
December 31, 2024) upon a qualifying termination during the 24 month period following a change-in-control, and in the event of death or disability, payable at target levels.  In the event of involuntary termination without cause/termination for good reason, Ms. Mutch would remain entitled to the performance restricted stock subject to the level of attainment of the performance criteria as of the last day of the award's performance period. Performance levels for all outstanding performance awards are reflected at target level in the chart above. In the event Ms. Mutch was terminated for cause, all performance-based restricted stock units awards and associated dividend accruals would be forfeited. Awards are valued using the December 31, 2024 closing price of $32.47.

(f)
Reflects $150,000 of survivor income benefits payable to Ms. Mutch's beneficiaries through a company owned life insurance policy covering the life of Ms. Mutch. Ms. Mutch's beneficiaries would also be entitled to receive $300,000 of life insurance benefits under our group life insurance plan.

(g)
Estimates the cost of continuing medical, dental, and vision benefits, using 2024 COBRA rates. Assumes 12 months of continued coverage for a qualifying termination not in connection with a change-in-control and 24 months of continued
coverage for a termination in connection with a change-in-control. If the termination event followed an acquisition of an entity not constituting a change-in-control, costs are estimated to be $29,903, as benefits would continue for 18 months.

79	First Interstate BancSystem, Inc.
Potential Payments Upon Termination or Change-in-Control Payments
as of 12/31/2024 - Mr. Kirk D. Jensen

Executive Payments and Benefits upon Termination or Change in Control	Voluntary Termination	Involuntary Termination for Cause	Involuntary Termination Without Cause/ Termination for Good Reason		Change in Control With Termination for Good Reason or Without Cause		Death	Disability
Compensation:
Severance	$—	$—	$608,867	(a)	$1,402,168	(b)	$—	$—
Pro-rata Bonus	—	—	—		288,682	(c)	—	—
Long-term Incentives
- Time-Restricted Awards (d)	—	—	—		372,015		372,015	372,015
- Performance Awards (e)	—	—	—		629,824		629,824	629,824
Benefits & Perquisites:
Survivor Income Benefits (f)	—	—	—		—		150,000	—
Health Benefits (g)	—	—	26,994		53,987		—	—
Total	$—	$—	$635,861		$2,746,676		$1,151,839	$1,001,839

(a)
Severance is equal to one times the sum of: Mr. Jensen's current base salary, plus his average annual incentive compensation paid during the three completed full years prior to termination (for performance in FYE 2021, 2022, and
2023), when the termination event is not in connection with a change-in-control or following an acquisition of an entity.
Severance would increase to $1,217,735 (two times the compensation described herein) if the termination event followed an acquisition of an entity not constituting a change-in-control. Severance benefits are payable over 12 months.

(b)	Severance is equal to two times the sum of Mr. Jensen's current base salary, plus his 2024 target annual cash incentive, payable over 12 months.
(c)
Reflects Mr. Jensen's target annual cash incentive award pro-rated for the portion of the year prior to termination.
Because termination is assumed to occur on December 31, 2024, the amount reflects the full target cash award that would be payable in lieu of his 2024 annual incentive award.

(d)
Reflects full vesting of time-based restricted stock/unit awards (including dividends accrued through December 31,
2024) upon a qualifying termination during the 24 month period following a change-in-control, and in the event of death, or disability. Awards are valued using the December 31, 2024 closing price of $32.47.

(e)
Reflects vesting of performance-based restricted stock/unit awards (including dividends accrued through December 31,
2024) upon a qualifying termination during the 24 month period following a change-in-control, and in the event of death or disability, payable at target levels. Awards are valued using the December 31, 2024 closing price of $32.47.

(f)
Reflects $150,000 of survivor income benefits payable to Mr. Jensen's beneficiaries through a company owned life insurance policy covering the life of Mr. Jensen. Mr. Jensen's beneficiaries would also be entitled to receive $300,000 of life insurance benefits under our group life insurance plan.

(g)
Estimates the cost of continuing medical, dental, and vision benefits, using 2024 COBRA rates as well as continued
employer contributions to Mr. Jensen’s health savings account. Assumes 12 months of continued coverage for a qualifying termination not in connection with a change-in-control and 24 months of continued coverage for a termination in connection with a change-in-control. If the termination event followed an acquisition of an entity not constituting a change-in-control, costs are estimated to be $40,490, as benefits would continue for 18 months.

80	First Interstate BancSystem, Inc.
Potential Payments Upon Termination or Change-in-Control Payments
as of 12/31/2024 - Ms. Lorrie F. Asker

Executive Payments and Benefits upon Termination or Change in Control	Voluntary Termination	Involuntary Termination for Cause	Involuntary Termination Without Cause/ Termination for Good Reason		Change in Control With Termination for Good Reason or Without Cause		Death	Disability
Compensation:
Severance	$—	$—	$570,283	(a)	$1,584,000	(b)	$—	$—
Pro-rata Bonus	—	—	—		352,000	(c)	—	—
Long-term Incentives
- Time-Restricted Awards (d)	—	—	—		454,068		454,068	454,068
- Performance Awards (e)	—	—	—		636,903		636,903	636,903
Benefits & Perquisites:
Survivor Income Benefits (f)	—	—	—		—		150,000	—
Health Benefits (g)	—	—	18,149		36,298		—	—
Total	$—	$—	$588,432		$3,063,269		$1,240,971	$1,090,971

(a)
Severance is equal to one times the sum of: Ms. Asker's current base salary, plus her average annual incentive compensation paid during the three completed full years prior to termination (for performance in 2021, 2022, and
2023), when the termination event is not in connection with a change-in-control or following an acquisition of an entity.
Severance would increase to $1,140,567 (two times the compensation described herein) if the termination event followed an acquisition of an entity not constituting a change-in-control. Severance benefits are payable over 12 months.

(b)	Severance is equal to two times the sum of Ms. Asker's current base salary, plus her 2024 target annual cash incentive, payable over 12 months.
(c)
Reflects Ms. Asker’s target annual cash incentive award pro-rated for the portion of the year prior to termination.
Because termination is assumed to occur on December 31, 2024, the amount reflects the full target cash award that would be payable in lieu of her 2024 annual incentive award.

(d)
Reflects full vesting of time-based restricted stock/unit awards (including dividends accrued through December 31,
2024) upon a qualifying termination during the 24 month period following a change-in-control, and in the event of death, or disability. Awards are valued using the December 31, 2024 closing price of $32.47.

(e)
Reflects vesting of performance-based restricted stock/unit awards (including dividends accrued through December 31,
2024) upon a qualifying termination during the 24 month period following a change-in-control, and in the event of death or disability, payable at target levels. Awards are valued using the December 31, 2024 closing price of $32.47.

(f)
Reflects $150,000 of survivor income benefits payable to Ms. Asker’s beneficiaries through a company owned life insurance policy covering the life of Ms. Asker. Ms. Asker's beneficiaries would also be entitled to receive $300,000 of life insurance benefits under our group life insurance plan.

(g)
Estimates the cost of continuing medical, dental, and vision benefits, using 2024 COBRA rates. Assumes 12 months of continued coverage for a qualifying termination not in connection with a change-in-control and 24 months of continued
coverage for a termination in connection with a change-in-control. If the termination event followed an acquisition of an entity not constituting a change-in-control, costs are estimated to be $27,224, as benefits would continue for 18 months.

81	First Interstate BancSystem, Inc.
Potential Payments Upon Termination or Change-in-Control Payments
as of 12/31/2024 - Ms. Kristina R. Robbins

Executive Payments and Benefits upon Termination or Change in Control	Voluntary Termination	Involuntary Termination for Cause	Involuntary Termination Without Cause/ Termination for Good Reason		Change in Control With Termination for Good Reason or Without Cause		Death	Disability
Compensation:
Severance	$—	$—	$564,040	(a)	$1,360,000	(b)	$—	$—
Pro-rata Bonus	—	—	—		280,000	(c)	—	—
Long-term Incentives
- Time-Restricted Awards (d)	—	—	—		333,334		333,334	333,334
- Performance Awards (e)	—	—	—		510,052		510,052	510,052
Benefits & Perquisites:
Survivor Income Benefits (f)	—	—	—		—		150,000	—
Health Benefits (g)	—	—	28,856		57,712		—	—
Total	$—	$—	$592,896		$2,541,098		$993,386	$843,386

(a)
Severance is equal to one times the sum of: Ms. Robbins' current base salary, plus her average annual incentive compensation paid during the three years prior to termination (for performance in FYE 2021, 2022, and 2023), when the termination event is not in connection with a change-in-control or following an acquisition of an entity. Severance would increase to $1,128,080 (two times the compensation described herein) if the termination event followed an acquisition of an entity not constituting a change-in-control. Severance benefits are payable over 12 months.

(b)	Severance is equal to two times the sum of Ms. Robbins' current base salary, plus her 2024 target annual cash incentive, payable over 12 months.
(c)
Reflects Ms. Robbins' target annual cash incentive award pro-rated for the portion of the year prior to termination.
Because termination is assumed to occur on December 31, 2024, the amount reflects the full target cash award that would be payable in lieu of her 2024 annual incentive award.

(d)
Reflects full vesting of time-based restricted stock/unit awards (including dividends accrued through December 31,
2024) upon a qualifying termination during the 24 month period following a change-in-control, and in the event of death, or disability. Awards are valued using the December 31, 2024 closing price of $32.47.

(e)
Reflects vesting of performance-based restricted stock/unit awards (including dividends accrued through December 31,
2024) upon a qualifying termination during the 24 month period following a change-in-control, and in the event of death or disability, payable at target levels. Awards are valued using the December 31, 2024 closing price of $32.47.

(f)
Reflects $150,000 of survivor income benefits payable to Ms. Robbins' beneficiaries through a company owned life insurance policy covering the life of Ms. Robbins. Ms. Robbins' beneficiaries would also be entitled to receive $300,000 of life insurance benefits under our group life insurance plan.

(g)
Estimates the cost of continuing medical, dental, and vision benefits, using 2024 COBRA rates. Assumes 12 months of continued coverage for a qualifying termination not in connection with a change-in-control and 24 months of continued
coverage for a termination in connection with a change-in-control. If the termination event followed an acquisition of an entity not constituting a change-in-control, costs are estimated to be $43,284, as benefits would continue for 18 months.

82	First Interstate BancSystem, Inc.
Payments Upon Termination or Potential Change-In-Control - Mr. Riley
Transition Agreement with Kevin P. Riley
Pursuant to the terms of the Riley Transition Agreement, Mr. Riley retired as President and Chief
Executive Officer and as a member of the Board, effective November 1, 2024. From November 1, 2024 to January 1, 2025 (the “Separation Date”), Mr. Riley remained employed by the Company as Special
Advisor to the Chair of the Board pursuant to the terms of the Riley Transition Agreement.
Pursuant to the Riley Transition Agreement, and contingent on Mr. Riley’s employment as Special
Advisor to the Chair of the Board not being terminated for cause or Mr. Riley not resigning without good reason prior to the Separation Date, Mr. Riley became entitled to receive the following benefits on the Separation Date, each of which are substantially consistent with what would be provided to Mr.
Riley under Section 4 of his employment agreement: (i) $3,558,949, paid in equal installments over an
18 month period following the Separation Date, (ii) 24 months of continued medical health, vision and dental coverage, and (iii) earned base salary, annual bonus for a completed fiscal year (if any), unreimbursed business expenses and benefits under the Company’s employee benefit plans. Payment of the benefits under the Riley Transition Agreement are also contingent on Mr. Riley’s continued
compliance with the applicable restrictive covenants under his employment agreement, including eighteen (18) month post-employment non-compete and non-solicit restrictions.
Consistent with the terms of his employment agreement with the Company, Mr. Riley is also eligible to receive the enhanced termination benefits set forth in the Riley Transition Agreement if the Company undergoes a change in control within six months after the Separation Date, as follows: (i) the aggregate payment would increase to $6,458,367, reflective of three times the sum of his base salary plus 2024 STI target, and (ii) benefit coverage would extend to 36 months rather than 24 months.
In addition, Mr. Riley’s outstanding long-term incentive awards and participation in the Company’s supplemental executive retirement plan were treated in accordance with the applicable retirement provisions.
In 2024, Mr. Riley attained the age of 65 and became retirement eligible under the terms of his equity award agreements. Upon the Separation Date, 16,024 outstanding time-based RSAs and 59,203 time-
based RSUs, which had vested upon Mr. Riley turning 65 in 2024, were delivered to Mr. Riley in shares of the Company’s common stock pursuant to the terms of the equity award agreements. Upon delivery
Mr. Riley also received a cash payment of $111,806 for dividend equivalents accrued on the awards.
Mr. Riley’s outstanding PRSUs will remain outstanding subject to the performance vesting criteria on each award.
Following the Separation Date, Mr. Riley will continue to provide advisory and consulting services to the Company until the first anniversary of the Separation Date. Mr. Riley will be paid a monthly consulting fee of $70,833 during such consulting period and will continue to be subject to the restrictive covenants described above.

83	First Interstate BancSystem, Inc.
The Audit Committee of the Board appointed Ernst & Young LLP (“EY”) to be our independent registered public accounting firm for the year ending December 31, 2025. While the Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent registered public accounting firm, the Audit Committee has requested that the Board submit the selection of EY to our shareholders for ratification as a matter of good corporate governance. A representative of EY is expected to be present at the annual meeting, will have an opportunity to make a statement at the meeting if they desire to do so, and will have the opportunity to respond to questions, if any.
Neither the Audit Committee nor the Board is required to take any action as a result of the outcome of the vote on this proposal. If our shareholders do not ratify the selection of EY as our independent registered public accounting firm, however, the Audit Committee will consider whether to retain EY or to select another independent registered public accounting firm. Furthermore, even if the selection is ratified, the Audit Committee in its discretion may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change is in the best interest of the Company and our shareholders.
If a quorum is present at the annual meeting and if the votes cast for the ratification of EY by shares present in person or represented by proxy at the meeting and entitled to vote on the matter exceed the votes cast against the ratification of EY by shares present in person or represented by proxy at the meeting and entitled to vote on the matter then the appointment of EY as the Company’s independent registered public accounting firm for the year ending December 31, 2025, will be ratified. The persons named as proxies in the proxy card accompanying these materials will vote the shares represented by a validly executed proxy card for the ratification of the selection of EY as the independent registered public accounting firm unless a vote against the proposal or an abstention is specifically indicated on the proxy card in respect of this proposal.
Changes in Certifying Accountant
As previously reported, on November 28, 2023, in connection with the change to our new independent registered public accounting firm, EY, for the fiscal year ending December 31, 2024, the Audit
Committee approved the dismissal of RSM as our independent registered public accounting firm following its completion of the audit of our consolidated financial statements for the fiscal year ended
December 31, 2023.
The reports of RSM on our consolidated financial statements for the fiscal years ended December 31,
2022 and December 31, 2023, and the subsequent interim period from January 1, 2024 through the completion of RSM’s audit of our consolidated financial statements for the fiscal year ended December
31, 2023, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal years ended December 31, 2022 and December 31, 2023, and the subsequent interim period from January 1, 2024 through the completion of RSM’s audit of our consolidated financial statements for the fiscal year ended December 31, 2023, there were no “disagreements” (as defined in
Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”) and the related instructions thereto) with RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSM, would have caused RSM to make reference thereto in connection with its reports on our consolidated financial statements for such years.

84	First Interstate BancSystem, Inc.
During the fiscal years ended December 31, 2022 and December 31, 2023, and the subsequent interim period from January 1, 2024 through the completion of RSM’s audit of our consolidated financial statements for the fiscal year ended December 31, 2023, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).
In response to Item 304(a) of Regulation S-K, we provided RSM with a copy of the disclosures we made on a Form 8-K filed with the SEC on November 30, 2023, prior to the time the Form 8-K was filed. The
Form 8-K reported the change in our independent registered public accounting firm and contained substantially the same disclosures as above. We requested RSM to furnish us a letter addressed to the
SEC stating whether it agreed with the statements made in the Form 8-K, and if not, stating the respects in which it does not agree. We received the requested letter from RSM agreeing with our statements concerning their work for us and a copy of that letter was filed as an exhibit to the Form 8-
K.
During the fiscal years ended December 31, 2022 and December 31, 2023, and the subsequent interim period from January 1, 2024 through the completion of RSM’s audit of our consolidated financial statements for the fiscal year ended December 31, 2023, neither we, nor anyone acting on our behalf, consulted EY regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and no written report or oral advice was provided to us that EY concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as defined in Item
304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).
Audit Committee Pre-Approval Policies and Procedures
The Audit Committee charter requires advance approval of all audit and non-audit services performed by the independent registered public accounting firm to assure that such services do not impair the auditor’s independence from the Company. The Audit Committee may delegate the authority to pre-
approve services to the Audit Committee chair, subject to ratification by the Audit Committee at its next committee meeting. In 2023 and 2024, all of the fees paid to RSM and EY, our independent auditors during those respective years, were approved in advance by the Audit Committee.
Principal Accounting Fees and Services
EY served as the Company’s independent registered public accounting for the completion of its audit for our fiscal year ended December 31, 2024. RSM served as the Company’s independent registered public accounting firm from 2004 through the completion of its audit for our fiscal year ended
December 31, 2023. EY and RSM were paid the following fees for services performed as the Company’s independent registered public accounting firm during the fiscal year ended December 31, 2024 and
RSM was paid the following fees for services performed as the Company’s independent registered public accounting firm during the fiscal year ended December 31, 2023:

	2024	2023
Audit fees (1)	$2,084,800	$1,896,000
Audit-related fees (2)	60,000	30,000
Tax fees (3)	497,687	—
All other fees (4)	5,200	—

(1)
Audit fees consist of fees for the audit of the financial statements included in our Annual Reports on Form 10-K, reviews of the Quarterly Reports on Form 10-Q and other documents filed with the SEC, accounting consultations, expenses, and consents. For 2024, $148,000 related to internal control matters and incremental testing in other areas and for 2023,
$490,000 related to internal control matters and related services, and $50,000 in fees for EY work paper access.

(2)	Audit-related fees consist of fees associated with assurance services related to regulatory compliance.
(3)	Tax fees in 2024 related to fiduciary trust tax compliance services and return preparation and review by EY.
(4)	Other fees in 2024 relate to publication and subscription services from EY.

85	First Interstate BancSystem, Inc.
Audit Committee Report
The Audit Committee of the Board is currently composed of five independent directors and operates under a charter approved by the Board. The SEC and the NASDAQ stock market have established standards relating to Audit Committee membership and functions. With regard to such membership standards, the Board has determined that each of Frances P. Grieb,  Alice S. Cho, David L. Jahnke,
Dennis L. Johnson, and Thomas E. Henning meet the requirements of an “audit committee financial expert” as defined by the SEC and each of the Audit Committee members have the requisite financial literacy and accounting or related financial management expertise required generally of an Audit
Committee member under the applicable standards of the SEC and NASDAQ.
The primary duties and responsibilities of the Audit Committee are to monitor: (i) the quality and integrity of the financial statements and related internal controls; (ii) the internal audit and independent registered public accounting firm’s qualifications and independence; (iii) the performance of the Company’s internal audit function and independent registered public accounting firm; and (iv)
compliance by the Company with certain legal and regulatory requirements. While the Audit
Committee has the duties and responsibilities described above and set forth in its charter, management is responsible for the internal controls and the financial reporting process. The
Company’s internal auditors are responsible for preparing an annual audit plan and conducting internal audits under the control of the Chief Audit Executive, who is accountable to the Audit Committee. The independent registered public accounting firm is responsible for performing an integrated audit of our financial statements and of the effectiveness of our internal control over financial reporting in accordance with standards established by the Public Company Accounting Oversight Board (“PCAOB”)
and issuing a report thereon.
The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management regarding the effectiveness of internal control over financial reporting, and that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Audit Committee also relies on the opinions of the independent registered public accounting firm on the consolidated financial statements and on the effectiveness of internal control over financial reporting. The Audit
Committee’s oversight does not provide assurance that the opinions and representations of management and the auditor are correct.
In the performance of its oversight function, the Audit Committee has performed the duties required by its charter, including meeting and holding discussions with management, the independent registered public accounting firm and internal audit, and has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2024, with management and the independent registered public accounting firm. The Audit Committee’s review of and discussions about the financial statements included discussions about the quality, not just the acceptability, of the accounting principles used, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.
The Audit Committee also discussed with the independent registered public accounting firm all matters required to be discussed by the requirements of the PCAOB and the SEC and has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the
Audit Committee concerning independence. The Audit Committee discussed with the independent registered public accounting firm their independence and any relationships that might have an impact on their objectivity and independence and the independent registered public accounting firm confirmed their independence.
Based upon a review of the reports and discussions with management, the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the Report of Independent Registered Public Accounting Firm, subject to the limitations described above and as set forth in the Audit Committee charter, the Audit Committee recommended to the
Board that the audited financial statements referred to above be included in the Company’s Annual
Report on Form 10-K for the year ended December 31, 2024 as filed with the SEC.
The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm retained to audit the Company’s financial statements. EY has been retained as the Company’s independent registered public accounting

86	First Interstate BancSystem, Inc.
firm since they were appointed in November 2023 for the fiscal year 2024. In determining whether to reappoint EY, the Audit Committee takes into consideration various factors, including: the recent performance of EY on the audit; its professional qualifications; the quality of ongoing discussions;
external data, including recent PCAOB reports; the appropriateness of fees, and the controls and processes in place to ensure EY’s continued independence. The Audit Committee has selected EY to be the Company’s independent registered public accounting firm for the fiscal year ending December 31,
2025.
Submitted by the Audit Committee of the Board of Directors:

Frances P. Grieb (Chair)	Alice S. Cho	Thomas E. Henning	David L. Jahnke	Dennis L. Johnson
The foregoing Report of the Audit Committee shall not be deemed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, to be (i) “soliciting material” or
“filed” or (ii) incorporated by reference by any general statement into any filing made by us with the
SEC, except to the extent that we specifically incorporate such report by reference.
Security Ownership of Certain Beneficial Owners and
Management
The following table sets forth information regarding the beneficial ownership of our common stock as of March 26, 2025, for (i) each of our directors and director nominees, (ii) each of the named executive officers named in the Summary Compensation Table, (iii) all directors and executive officers as a group, and (iv) beneficial owners of more than 5% of our common stock.
We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated
by the footnotes below, we believe, based on the information furnished to us or disclosed in filings made with the SEC, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.
The percentage of shares shown as beneficially owned as of March 26, 2025, is based on 103,220,609 shares of our common stock outstanding. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding shares of common stock subject to RSUs, options and other derivative securities held by that person that were exercisable or vesting based only on the expiration of time on or within 60 days of March 26, 2025. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Unless otherwise noted below, the address for each director, director nominee, NEO, and beneficial owner of more than 5% of a class of our common stock listed in the table below is: c/o First Interstate
BancSystem, Inc., 401 North 31st Street, Billings, MT 59101.

87	First Interstate BancSystem, Inc.

Beneficial Ownership Table
	Common Stock Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percent of Class

Directors and nominees for director
Stephen B. Bowman	3,579	*
James A. Reuter	0	*
Alice S. Cho	7,585	*
Frances P. Grieb	25,466	*
Thomas E. Henning	24,052	*
John M. Heyneman, Jr.(1)	2,150,810	2.1%
David L. Jahnke	25,541	*
Dennis L. Johnson	7,847	*
Stephen M. Lacy	16,874	*
Patricia L. Moss	17,219	*
Joyce A. Phillips	6,392	*
Daniel A. Rykhus	22,046	*
James R. Scott (2)	4,405,788	4.3%
Jeremy P. Scott (3)	3,486,475	3.4%
Jonathan R. Scott (4)	1,623,145	1.6%

Named Executive Officers who are not directors
Lorrie F. Asker	6,511	*
Kirk D. Jensen	20,560	*
Marcy D. Mutch (5)	71,148	*
Kristina R. Robbins	7,458	*
Kevin P. Riley	203,478	*

All executive officers and directors as a group (19 persons)	8,449,722	8.2%

5% or greater security holders
Scott Family FIBK Shareholder Group (6)	13,308,732	12.9%
The Vanguard Group (7)	9,180,537	8.9%
BlackRock, Inc. (8)	8,267,067	8.0%
FMR LLC (9)	6,786,334	6.6%
Franklin Mutual Advisers, LLC (10)	5,384,069	5.2%

* Less than 1% of the Company’s common stock outstanding.

88	First Interstate BancSystem, Inc.

(1)
Includes 264,370 shares over which Mr. Heyneman reports shared voting and shared dispositive power. Mr.
Heyneman disclaims beneficial ownership, except to the extent of his pecuniary interest therein, over
639,256 of the shares reported as beneficially owned indirectly by Mr. Heyneman, which shares are reported as indirectly beneficially owned, in the aggregate, through a limited partnership and several family trusts.

(2)
Includes 429,014 shares over which Mr. Scott reports shared voting and shared dispositive power. Mr. Scott has caused a trust through which he reports indirect beneficial ownership in the shares to pledge as collateral security for a loan from Western Security Bank 395,000 shares of common stock. Mr. Scott’s service on the Board will end at the 2025 annual meeting.

(3)
Mr. Scott has caused a trust through which he reports indirect beneficial ownership in the shares to pledge as collateral security for a line of credit (which does not currently carry a balance) with Morgan Stanley
68,942 shares of common stock. Mr. Scott has also caused a limited partnership through which he reports indirect beneficial ownership in the shares to pledge as collateral security for a line of credit (which does not currently carry a balance) with Morgan Stanley 680,000 shares of common stock.

(4)
Mr. Scott has caused a trust through which he reports indirect beneficial ownership in the shares to pledge as collateral security for a loan from Western Security Bank 380,000 shares of common stock. Mr. Scott’s service on the Board will end at the 2025 annual meeting.

(5)
Includes Ms. Mutch’s 2023 RSUs, 2024 RSUs, and 2025 RSUs granted on March 15, 2025, totaling 17,077 RSUs, that vested 100% upon Ms. Mutch attaining retirement eligibility under the terms of the respective award agreement, but have not been delivered as of March 26, 2025. Because these awards are 100% vested, they could be delivered to Ms. Mutch within 60 days of March 26, 2025 if Ms. Mutch were to undergo a separation from service.

(6)
Based on an amendment to Schedule 13D filed with the SEC on May 29, 2024 by James R. Scott, as well as reports filed pursuant to Section 16 of the Exchange Act. As disclosed in the Schedule 13D, the Scott Family
FIBK Shareholder Group is composed of John M. Heyneman, Jr., Susan S. Heyneman, Julie Scott Rose, James
R. Scott, James R. Scott, Jr., Jeremy P. Scott, Jonathan R. Scott, Risa K. Scott, Geoffrey D. Scott, and
several trusts, foundations, entities and other shareholders of the Company affiliated with such Scott family members which are identified in the Schedule 13D and which signed with such family members the Scott
Family Stockholder Agreement dated September 15, 2021. The foregoing family members report sole or shared voting and dispositive power over all of such shares.

(7)
Based solely on an amendment to Schedule 13G filed with the SEC on February 13, 2024 by The Vanguard
Group. As disclosed in the Schedule 13G/A, this includes 0 shares over which The Vanguard Group has sole voting power, 64,867 shares over which The Vanguard Group has shared voting power, 9,026,392 shares over which The Vanguard Group has sole dispositive power, and 154,145 shares over which The Vanguard Group has shared dispositive power. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA
19355.

(8)
Based solely on an amendment to Schedule 13G filed with the SEC on January 26, 2024 by BlackRock, Inc
(“BlackRock”). As disclosed in the Schedule 13G/A, this includes 7,856,561 shares over which BlackRock has sole voting power, 0 shares over which BlackRock has shared voting power, 8,267,067 shares over which
BlackRock has sole dispositive power, and 0 shares over which BlackRock has shared dispositive power. The address for BlackRock is 50 Hudson Yards, New York, New York 10001.

(9)
Based solely on a Schedule 13G filed with the SEC on February 12, 2025 by FMR LLC (“FMR”) and Abigail P.
Johnson, who is a Director, the Chairman and the Chief Executive Officer of FMR. As disclosed in the
Schedule 13G, this includes 6,779,054 shares over which FMR has sole voting power, 0 shares over which
FMR has shared voting power, and 6,786,334 shares over which FMR has sole dispositive power, and 0 shares over which FMR has shared dispositive power. Ms. Johnson reported sole dispositive power of 6,786,334 shares. The address for FMR is 245 Summer Street, Boston, Massachusetts 02210.

(10)
Based solely on a Schedule 13G filed with the SEC on January 30, 2024 by Franklin Mutual Advisers, LLC, an
indirect wholly owned subsidiary of Franklin Resources, Inc. As disclosed in the Schedule 13G, this includes
5,088,349 shares over which Franklin Mutual Advisers, LLC, has sole voting power, 0 shares over which
Franklin Mutual Advisers, LLC, has shared voting power, 5,384,069 shares over which Franklin Mutual
Advisers, LLC, has sole dispositive power, and 0 shares over which Franklin Mutual Advisers, LLC, has shared dispositive power. The address for Franklin Mutual Advisers, LLC, is 101 John F. Kennedy Parkway, Short
Hills, New Jersey 07078‑2789.

89	First Interstate BancSystem, Inc.
Certain Relationships and Related Party Transactions
Related Person Transaction Policy
Our Board has adopted a written Related Person Transaction Policy that is applicable to our executive officers, directors, and certain entities and individuals related to such persons. Our Related Person
Transaction Policy generally provides that we will not enter into any transactions with related parties unless such transaction(s) are (1) approved by the Governance and Nominating Committee (or, in the
event less than all of the members of such committee are independent, only the independent members of such committee) and the relevant facts and circumstances have been disclosed to the Company, including any benefits to the Company and the terms of any comparable products or services provided by unrelated third parties; and (2) determined by the Governance and Nominating Committee to be in
- or not inconsistent with - the best interests of the Company and our shareholders. The policy also provides that the chair of the Governance and Nominating Committee has delegated authority to approve such transaction(s) in certain circumstances, subject to ratification by the Governance and
Nominating Committee, and it provides for independent ratification procedures for pending or completed related person transactions not previously approved or ratified under the policy. In addition, certain types of transactions are deemed pre-approved in accordance with the terms of the
Related Person Transaction Policy, including certain transactions in the ordinary course of business, such as loan and credit transactions to directors and executive officers that are in compliance with
Regulation O adopted by the Federal Reserve and the Sarbanes-Oxley Act of 2002.
All related party transactions requiring approval were reviewed and approved or ratified by the
Governance and Nominating Committee in accordance with the terms of the policy in place at the relevant time. In addition, all pre-approved related party transactions were provided to the
Governance and Nominating Committee for review as required by the terms of the policy in place at the relevant time. There were no related party transactions identified which were not subject to the
Related Person Transaction Policy discussed above.
Related Party Transactions
We conduct banking transactions in the ordinary course of business with related parties, including directors, executive officers, shareholders, and their associates on the same terms as those prevailing at the same time for comparable transactions with unrelated persons and that do not involve more than a normal risk of collectability or present other unfavorable features.
Certain executive officers, directors, and greater than 5% shareholders of the Company and certain entities and individuals related to such persons had transactions with the Company in the ordinary course of business. These parties were deposit clients of the Bank and incurred indebtedness in the form of loans, as clients, of $5.1 million and $11.1 million at December 31, 2024 and 2023, respectively. During 2024, new loans and advances on existing loans of $3.0 million were funded, loan repayments totaled $8.8 million, and $0.2 million of loans were removed or added due to changes in related parties. All deposit and loan transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the Company and do not involve more than a normal risk of collectability or present other unfavorable features.
In 2024, the Company sold its share of an airport hangar used by the Company in conjunction with the use of its airplane for $0.4 million to an entity in which James R. Scott indirectly owned a one-third interest at the time, which sales transaction was ratified by the Governance and Nominating
Committee as contemplated under the Company’s Related Person Transaction Policy.
Pursuant to the terms of the Riley Transition Agreement, as of his Separation Date of January 1, 2025,
Mr. Riley continues to provide advisory and consulting services to the Company and is paid a monthly consulting fee of $70,833. Mr. Riley served as our President and Chief Executive Officer and as a director until his retirement on November 1, 2024. See “—Transition Agreement with Mr. Riley” for more information regarding the Riley Transition Agreement.

90	First Interstate BancSystem, Inc.
Conflict of Interest Policy
On an annual basis, each director and executive officer is obligated to complete a director and officer questionnaire that requires disclosure of any transactions with our Company in which the director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest. Under our code of conduct, all employees, including executive officers, are expected to avoid conflicts of interest. Pursuant to our code of ethics for the chief executive officer and senior finance officers, such officers are prohibited from engaging in activities that are or may appear to be a conflict of interest unless a specific, case-by-case exception has first been reviewed and approved by the
Board. All directors are subject to the Board’s governance standards that include a code of ethics and conduct guide requiring the directors to avoid conflicts of interest.
Information About the Shareholder Meeting
Solicitation Information
This proxy statement, the accompanying proxy card, and the Annual Report (which includes the 2024
Form 10-K) are being made available to our shareholders on the Internet at www.astproxyportal.com/
ast/40019/ beginning on or about April 8, 2025. Our Board is soliciting your proxy to vote your shares at the annual meeting of shareholders to be held on May 20, 2025. The Board is soliciting your proxy to give all shareholders the opportunity to vote on matters that will be presented at the annual meeting.
This proxy statement provides you with information on these matters to assist you in voting your shares.
We are pleased to take advantage of the SEC e-proxy rules that allow companies to post their proxy materials on the internet. We will be able to provide our shareholders with the information they need while lowering the cost of the delivery of materials and reducing the environmental impact of printing and mailing hard copies. As permitted by SEC rules, we are sending a Notice of Internet Availability of
Proxy Materials (again, the “Notice”), to our shareholders on or about April 8, 2025. All shareholders will have the ability to access the proxy materials on the website referred to above and in the Notice.
Shareholders will also have the ability to request a printed set of the proxy materials. Instructions on how to access the proxy materials on the internet or to request a printed copy may be found in the
Notice. Instructions on how to vote your shares and how to download a proxy card for voting at the annual meeting will also be contained in the Notice.
What is a proxy?
A proxy is your legal designation of another person to vote on your behalf. By completing and returning the proxy card, you are giving the persons designated in the proxy the authority to vote your shares in the manner you indicate on the proxy card.
Why did I receive more than one Notice or proxy card?
You may receive multiple Notices or proxy cards if you hold your shares in different ways (e.g., joint tenancy, trusts, custodial accounts) or in multiple accounts. In addition, if your shares are held by a broker or trustee, you will receive the Notice, voting instruction form, or other voting information from your broker or trustee. You should vote separately with respect to each Notice or proxy card you receive as each will have a separate control number and will be related to different shares beneficially owned by you.
Who pays the cost of this proxy solicitation?
We pay the costs of soliciting proxies. Upon request, we will reimburse brokers, banks, trusts, and other nominees for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of our common stock.
Our principal executive offices are located at 401 N. 31st Street, Billings, Montana 59101, and our
telephone number is (406) 255-5311. A list of stockholders entitled to vote at the annual meeting will be available at our offices for a period of 10 days prior to the meeting and at the meeting itself for examination by any stockholder.

91	First Interstate BancSystem, Inc.
Is this proxy statement the only way proxies are being solicited?
In addition to these proxy materials, certain of our directors, officers and employees may solicit proxies by telephone, facsimile, e-mail, or personal contact. They will not be specifically compensated for doing so.
Voting Information
Who is qualified to vote?
You are qualified to receive notice of, and to vote at, the annual meeting if you were an owner of record of our common stock, our only voting securities, as of the close of business on our record date of March 26, 2025.
How many shares of common stock may vote at the annual meeting?
As of the record date, there were 103,220,609 shares of common stock outstanding and entitled to vote at the annual meeting. Our common stock is our only capital stock outstanding.
How are shares voted by the proxies?
The proxies appointed by the Board will vote your shares as you instruct on your proxy. Each share of common stock is entitled to one vote on each matter to be considered at our annual meeting. If you are the shareholder of record of your shares and you sign a proxy without specific voting instructions indicated, the proxies will vote your shares as recommended by the Board on all matters to be considered at the meeting.
Is there a quorum requirement?
For the annual meeting to be valid, there must be a quorum present. A quorum requires that more than 50% of the voting power of our common stock issued and outstanding, and entitled to vote at the annual meeting, be represented at the annual meeting, in person or by proxy.
What is the difference between a “shareholder of record” and other “beneficial” holders?
These terms describe how your shares are held. If your shares are registered directly in your name, you are a “shareholder of record.” If your shares are held on your behalf in the name of a broker, bank, trust, or other nominee as a custodian, you are a “beneficial” holder. Only “shareholders of record”
may vote at the annual meeting.
How do I vote my shares?
If you are a “shareholder of record,” you can vote your shares in person at the annual meeting or by proxy:
Please refer to the specific instructions set forth on the Notice. We encourage you to vote electronically. If you are a “beneficial” holder, your broker, bank, trust, or other nominee will provide you with materials and instructions for voting your shares.
Can I vote my shares in person at the annual meeting?
If you are a “shareholder of record,” you may vote your shares in person at the annual meeting. If you are a “beneficial” holder, you must obtain a proxy from your broker, bank, trust, or other nominee giving you the right to vote the shares at the annual meeting.

92	First Interstate BancSystem, Inc.
What is the Board’s recommendation on how I should vote my shares?

PROPOSAL 1	The Board recommends you vote your shares FOR the election of each of the four director nominees.
PROPOSAL 2	The Board recommends you vote your shares FOR the adoption of a non-binding advisory resolution on executive compensation.
PROPOSAL 3	The Board recommends you vote your shares FOR ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025.
How will my shares be voted if I do not specify how they should be voted?
If you are a shareholder of record and you sign and return your proxy card without indicating how you want your shares to be voted, the appointed proxies will vote your shares FOR the election of the four director nominees; FOR the adoption of a non-binding advisory resolution on executive compensation;
and FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025.
Can my broker or other nominee vote the shares beneficially held by me (rather than held
“of record” by me) for any of the proposals?
A broker or other entity holding shares for an owner in “street name” may vote for so-called “routine”
proposals under certain circumstances without receiving voting instructions from the beneficial owner.
A broker or other entity may vote on “non-routine” proposals only if the beneficial owner has provided it specific voting instructions. A broker non-vote occurs when the broker or other entity is unable to vote on a proposal because the proposal is non-routine and the owner does not provide any voting instructions on that proposal, at a meeting where the broker or other entity is able to and does vote on a routine matter that is also being voted upon at that meeting. The only “routine” matter included in this proxy statement is Proposal Three to ratify the appointment of our independent registered public accounting firm. Each of the other proposals relates to a “non-routine matter”. Therefore, if you are a
“beneficial” holder and you do not provide specific voting instructions to your broker or other entity on how to cast your vote in respect of a non-routine matter, the broker or other entity will not be able to cast a vote on your behalf with respect to that matter, resulting in so-called “broker non-votes” on that matter if the broker or other entity votes on the routine matter. We are also aware that certain brokers elect not to exercise their discretionary authority to vote on routine matters, such as Proposal
Three, absent voting instructions from their beneficial owners. It is especially important, therefore, that you instruct your broker as to how you wish to have your shares voted on each proposal, even if you wish to vote as recommended by the Board.
What vote is required once a quorum is present at the meeting?
With respect to Proposal One, the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors is required to elect a director nominee.
With respect to Proposal Two and Proposal Three, the votes cast favoring the action by of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on the corresponding matter must exceed the votes cast opposing the action by the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on the corresponding matter for each of such matters to be approved.
How are abstentions and broker non-votes treated?
Abstentions are deemed as present and “entitled to vote” at the annual meeting and are counted for purposes of establishing a quorum for the proper conduct of business at the annual meeting.
Abstentions will have the same effect as votes “Against” the approval of Proposal One, but they will have no effect on the outcome of the voting on any of the other proposals. Broker non-votes, if any, are deemed as absent and not “entitled to vote” at the annual meeting with respect to any matter for which a broker non-vote is received and are not relevant for purposes of establishing a quorum for the proper conduct of business at the annual meeting. Broker non-votes will have no effect on the outcome of the voting of any of the proposals for which non-broker votes are received. No broker non-votes are expected on Proposal Three.

93	First Interstate BancSystem, Inc.
How do I change or revoke my proxy?
If you are a “shareholder of record,” after voting you may change your vote one or more times, or you may revoke your proxy, at any time before the vote is taken at the annual meeting. You may change your vote or revoke your proxy, as applicable, by doing one of the following:
•sending a written notice of revocation to our corporate secretary that is received prior to the annual meeting, stating that you revoke your proxy;
•signing a later-dated proxy card and submitting it so that it is received prior to the annual meeting in accordance with the instructions included in the proxy card(s);
•voting again via the internet or by telephone using the instructions described in the Notice; or
•attending the annual meeting and voting your shares in person.
If you are a “beneficial” holder, you may revoke your proxy by submitting new instructions to your broker, bank, or other agent, or if you have received a proxy from your broker, bank, or other agent giving you the right to vote your shares at the annual meeting, by attending the meeting in person and voting during the meeting.
Who will count the votes?
Representatives from Equiniti Trust Company, LLC, our transfer agent, will serve as our inspector of elections and count and tabulate the votes cast at the annual meeting. The inspector of election is expected to attend the annual meeting via telephone conference call.
What if I have further questions?
If you have any further questions about voting your shares or attending the annual meeting, please contact our corporate secretary, Kirk D. Jensen, Esq., at 406-255-5304, or by e-mail:
Kirk.Jensen@fib.com.

94	First Interstate BancSystem, Inc.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Executive officers, directors, and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all
Section 16(a) forms they file.
To our knowledge, during the year ended December 31, 2024, all of our directors, executive officers, and greater than 10% shareholders complied with all Section 16(a) filing requirements, except that: (1)
one report with respect to one gift transaction effected by Ms. Risa Scott was not timely filed.
Shareholder Proposals
The rules of the SEC permit eligible shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the company’s proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action, and are not properly omitted by company action in accordance with the SEC’s proxy rules. The deadline for submission of shareholder proposals pursuant to Rule 14a-8 under the Exchange Act for inclusion in our proxy statement for our 2026 annual meeting is December 9, 2025, which is 120 days prior to the anniversary of the mailing date for our proxy materials for this year’s annual meeting.
Additionally, under the terms of our bylaws, shareholders who wish to present an item of business or nominate a director at the 2026 annual meeting, but does not seek to include such item of business or director nominee in our proxy statement for the 2026 annual meeting, must provide notice to the corporate secretary at our principal executive offices not later than 5:00 p.m., local time, on the 90th day (February 19, 2026), nor earlier than 8:00 a.m., local time, on the 120th day (January 20, 2026), prior to May 20, 2026, which will be the one-year anniversary of our 2025 annual meeting. In the event that no annual meeting of shareholders was held in the preceding year, or the date of the applicable annual meeting has been changed by more than 30 days from the day of the first anniversary of the preceding year’s annual meeting, then, to be timely, such notice must be received by the corporate secretary at our principal executive offices no earlier than 8:00 a.m., local time, on the 120th day prior to the day of the annual meeting and no later than 5:00 p.m., local time, on the 10th day following the day on which public announcement of the date of the annual meeting was first made. In the event that a special meeting of shareholders is called for the election of directors, nomination by a shareholder of record (on the date the notice is provided, on the record date and on the date of the special meeting) must be delivered to the corporate secretary at our principal executive offices of the
Company and received no earlier than 8:00 a.m., local time, on the 120th day prior to the date of the special meeting and no later than 5:00 p.m., local time, on the 10th day following the day on which public disclosure is first made of the date of the special meeting. If we do not receive notice of a shareholder proposal within that period of time, such proposal will be considered untimely pursuant to
Rules 14a-4 and 14a-5(e) and the persons named in proxies solicited by the Board for our 2026 annual meeting may exercise discretionary voting power with respect to such proposal and/or the Chair may consider the matter out of order and not address it at the meeting at all. The notice must also contain the information required by our bylaws, and the shareholder(s) must comply with the information and other requirements set forth in our bylaws with respect to such proposals. A shareholder providing notice of any business at a shareholder meeting, other than the nomination for election or reelection of a person as a Director to the Board (“Proposed Nominee”), must provide a reasonably brief description of the business desired to be brought before the shareholder meeting, including the text of any such proposal, the reasons for conducting such business at the shareholder meeting, and all other information relating to such business that would be required to be disclosed in a proxy statement or other filing required to be made.  The information provided must include all information that would be necessary for inclusion under Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.
A shareholder providing notice of a nomination of a Proposed Nominee to the Board is required to set forth, as to each Proposed Nominee:
•basic biographical information about each Proposed Nominee including their name, age, business address, residence address, and principal occupation;

95	First Interstate BancSystem, Inc.
•the class and number of shares of the Company that are held of record or are beneficially owned by Proposed Nominee and a description of any derivative instruments held or beneficially owned thereby or of any other agreement or arrangement the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from, changes in the price of any shares of the Company, or maintain, increase or decrease the voting power of such Proposed
Nominee held or beneficially owned thereby or of any other agreement or arrangement the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from, changes in the price of any shares of the Company, or maintain, increase or decrease the voting power of such Proposed Nominee;
•information related to the Proposed Nominee and its affiliates or associates that would be required to be disclosed in a proxy statement or filing required to be made by the stockholder or their associates in connection with the solicitations of proxies for the election of directors required pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (collectively, the “Proxy Rules”);
•the Proposed Nominee’s written consent to being named in the applicable proxy statement and to serving as a director of the Company if elected;
•a reasonably detailed description of any direct or indirect material relationships, or any agreements, arrangements, or understandings, whether compensatory, payment, indemnification or other, that a Proposed Nominee has, or has had within the past three years, with the noticing stockholder or their associates;
•a description of any business or personal interests of the Proposed Nominee that could be reasonably expected to cause a conflict of interest with the Company or its affiliates; and
•information regarding the relationship and any agreement or arrangements between the
Proposed Nominee and the shareholder submitting the nomination.
In addition, a Proposed Nominee must also provide a signed written questionnaire containing information regarding such Proposed Nominee’s background and qualifications and such other information as may reasonably be required to determine their eligibility to serve as a director or independent director of the Company.  The Company also requires the Proposed Nominee to provide various written representations and undertakings pertaining to, among other things, the Proposed
Nominee’s fiduciary obligations, compliance obligations with applicable laws, rules, regulations, and
Company policies, outside arrangements impacting voting, and that the information provided is accurate and complete in all material respects.  The Proposed Nominee must also agree that they intend to fulfill the full term on the Board, if elected, and will resign as Director if the Board determines that the Director has not complied with the various requirements in our bylaws.
As to the shareholder giving the notice, the shareholder and any “Stockholder Associated Person” as such term is described in our bylaws, must also provide additional information about such shareholder and associated person, including but not limited to:
•background biographical information such as name and address (as they appear in the
Company’s books and records) and any class, series, and number of shares of securities of the
Company, directly or indirectly, regardless of whether they are owned beneficially and/or of record by the shareholder and each associated person, in the name of a nominee holder, or by a third party entity;
•a description of all rights to dividends that are separated or separable from the underlying security;
•any significant equity interests or any derivative instruments held in any principal competitor of the Company by the shareholder or any associated person;
•any direct or indirect interest of the shareholder or any Stockholder Associated Person in any agreement, arrangement or understanding, written or oral, with the Company, any affiliate of the Company or any principal competitor of the Company and a written representation regarding any breach of such agreements, arrangements, or understandings;
•a description of any material interest in the business proposed, or the election of any Proposed
Nominee;

96	First Interstate BancSystem, Inc.
•whether the shareholder or any associated person has complied, and will comply, with all applicable requirements of state law and the Exchange Act with respect to shareholder proposals;
•a complete and accurate description of any performance-related fees or other compensation related to the Company’s securities;
•a description of the investment strategies or objectives of the shareholder as they relate to the
Company and a copy of any presentation, document or marketing material provided to third parties regarding the same;
•all information that would be required to be set forth in a Schedule 13D filed with the SEC if such a statement were required to be filed by such shareholder or any associated person with respect to the Company (regardless of whether such person or entity is actually required to file a Schedule 13D);
•a certification that the shareholder and associated persons have complied with all applicable federal, state and other legal requirements in connection with investment activities related to the Company;
•if the shareholder (or the beneficial owner(s) on whose behalf such shareholder is submitting a notice to the Company) is not a natural person, the identity and certain background information on each natural person responsible for the formulation of and decision to propose the business or nomination to be brought before the meeting;
•a representation from such shareholder as to whether the shareholder or any associated person intends or is part of a group which intends (1) to solicit proxies in support of the election of any
Proposed Nominee in accordance with Rule 14a-19 under the Exchange Act or (2) to engage in a solicitation (within the meaning of Exchange Act Rule 14a-1(l)) with respect to the nomination or other business, as applicable, and if so, the name of each participant (as defined in Item 4 of
Schedule 14A under the Exchange Act) in such solicitation;
•a representation that such shareholder is a holder of record of stock of the Company entitled to vote at such meeting and that such shareholder intends to appear in person, or by proxy, at the meeting to nominate the person or persons named in the notice;
•a complete and accurate description of any known pending or threatened legal proceeding involving the shareholder or any associated persons and the Company or any current or former officer, director, affiliate or associate of the Company;
•identification of the names and addresses of other shareholders (including beneficial owners)
known to support the nomination(s) or other business proposal(s) submitted by the shareholder;
and
•any other information relating to such shareholder or any associated person that would be required to be disclosed in a proxy statement or other filings required to be made with the SEC in connection with the solicitations of proxies for the election of directors pursuant to securities rules and regulations.
A shareholder is required to update the information provided in any such notice if it is not true and correct and must do so within time periods prescribed within our bylaws or such information could be deemed to have not been provided in accordance with the provisions of our bylaws.
Any notice of director nomination submitted to the Company must contain the information required by our bylaws, including the information required by Rule 14a-19 of the Exchange Act in the case of a shareholder who intends to solicit proxies in support of director nominees other than the Company’s nominees at the 2026 annual meeting.
Forward Looking Statements
This document includes forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995, including statements regarding our goals, commitments, and strategies and our executive compensation program. These statements involve risks and uncertainties. Actual results could differ materially from any future results expressed or implied by the forward-looking statements for a variety of reasons, including due to the risks, uncertainties, and other important

97	First Interstate BancSystem, Inc.
factors that are discussed in our most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. We assume no obligation to update any forward-looking statements, which speak only as of the date they are made.
Other Matters
We know of no matters other than as contained in the Notice of Annual Meeting of Shareholders to be
brought before the meeting. The enclosed proxy, however, gives discretionary authority for the proxy holders to vote on your behalf in the event that any additional matters should be duly presented.
Any shareholder may obtain without charge a copy of our Annual Report, which includes our 2024 Form
10-K containing our audited financial statements. Written requests for a copy of our Annual Report should be addressed to Investor Relations, First Interstate BancSystem, Inc., P.O. Box 30918, Billings,
Montana 59116-0918.
BY ORDER OF THE BOARD OF DIRECTORS
Kirk D. Jensen
General Counsel and Corporate Secretary
Billings, Montana
April 8, 2025

A-1	First Interstate BancSystem, Inc.
Appendix A - Non-GAAP Financial Measures
In addition to results presented in accordance with accounting principles generally accepted in the
United States of America, or GAAP, this proxy statement contains the following non-GAAP financial measures that management uses to evaluate our performance relative to our capital adequacy standards and in connection with determining management’s performance under our short-term incentive plan: (i) tangible common stockholders’ equity; (ii) average tangible common stockholders’
equity; (iii) tangible book value per common share; and (iv) return on average tangible common stockholders’ equity.
Tangible common stockholders’ equity is calculated as total common stockholders’ equity less goodwill and other intangible assets (excluding mortgage servicing rights). Average tangible common stockholders’ equity is calculated as average stockholders’ equity less average goodwill and other intangible assets (excluding mortgage servicing rights). Tangible book value per common share is calculated as tangible common stockholders’ equity divided by common shares outstanding. Return on average tangible common stockholders’ equity is calculated as net income available to common shareholders divided by average tangible common stockholders’ equity. These non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies because other companies may not calculate these non-GAAP measures in the same manner. They also should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP.
The Company adjusts the most directly comparable capital adequacy GAAP financial measures to the non-GAAP financial measures described in subclauses (i) through (iv), to exclude goodwill and other intangible assets (except mortgage servicing rights). Management believes these non-GAAP financial measures are useful to investors in evaluating the Company’s performance because, as a general matter, they either do not represent an actual cash expense and are inconsistent in amount and frequency (often dependent upon the timing, size, and complexity of our acquisitions), or they cannot be anticipated or estimated in any particular period (in particular as it relates to unexpected recovery amounts).  Our non-GAAP financial measures are intended to complement the capital ratios, defined by banking regulators, and to present on a consistent basis our and our acquired companies’ organic continuing operations without regard to the acquisition costs and adjustments that we consider to be unpredictable and dependent on a significant number of factors that are outside our control. This impacts the ratios that are important to analysts and allows investors to compare certain aspects of the Company’s capitalization to other companies.
See the Non-GAAP Financial Measures table below for a reconciliation of the above-described non-
GAAP Financial Measures to their most directly comparable GAAP financial measures.

A-2	First Interstate BancSystem, Inc.

FIRST INTERSTATE BANCSYSTEM, INC. AND SUBSIDIARIES
Non-GAAP Financial Measures
(Unaudited)

		As of or For the Year Ended
(In millions, except % and per share data)		Dec 31, 2024	Dec 31, 2023	Dec 31, 2022	Dec 31, 2021	Dec 31, 2020
Total common stockholders' equity (GAAP)	(A)	$3,304.0	$3,227.5	$3,073.8	$1,986.6	$1,959.8
Less goodwill and other intangible assets (excluding mortgage servicing rights)		1,195.7	1,210.3	1,225.9	690.9	700.8
Tangible common stockholders' equity (Non- GAAP)	(B)	$2,108.3	$2,017.2	$1,847.9	$1,295.7	$1,259.0

Average common stockholders’ equity (GAAP)	(C)	$3,266.0	$3,150.9	$3,189.5	$1,974.1	$1,985.2
Less: average goodwill and other intangible assets (excluding mortgage servicing rights)		1,202.8	1,217.9	1,186.5	695.7	706.1
Average tangible common stockholders’ equity (Non-GAAP)	(D)	$2,063.2	$1,933.0	$2,003.0	$1,278.4	$1,279.1

Common shares outstanding	(E)	104,586	103,942	104,442	62,200	62,096
Reported net income (loss)	(F)	226.0	257.5	202.2	192.1	161.2

Book value per share (GAAP)	(A)/(E)	31.59	31.05	29.43	31.94	31.56
Tangible book value per common share (Non- GAAP)	(B)/(E)	20.16	19.41	17.69	20.83	20.28
Return on average common stockholders' equity (GAAP)	(F)/(C)	6.92%	8.17%	6.34%	9.73%	8.12%
Return on average tangible common stockholders’ equity (Non-GAAP)	(F)/(D)	10.95%	13.32%	10.09%	15.03%	12.60%

		As of or For the Year Ended
(In millions, except % and per share data)		Dec 31, 2019	Dec 31, 2018	Dec 31, 2017	Dec 31, 2016	Dec 31, 2015
Total common stockholders' equity (GAAP)	(A)	$2,013.9	$1,693.9	$1,427.6	$982.6	$950.5
Less goodwill and other intangible assets (excluding mortgage servicing rights)		711.7	631.6	521.8	222.5	215.1
Tangible common stockholders' equity (Non- GAAP)	(B)	$1,302.2	$1,062.3	$905.8	$760.1	$735.4

Average common stockholders’ equity (GAAP)	(C)	$1,899.0	$1,525.8	$1,243.7	$963.5	$926.1
Less: average goodwill and other intangible assets (excluding mortgage servicing rights)		694.1	566.6	408.9	216.7	216.5
Average tangible common stockholders’ equity (Non-GAAP)	(D)	$1,204.9	$959.2	$834.8	$746.8	$709.6

Common shares outstanding	(E)	65,246	60,623	56,466	44,926	45,458

Book value per share (GAAP)	(A)/(E)	30.87	27.94	25.28	21.87	20.91
Tangible book value per common share (Non- GAAP)	(B)/(E)	19.96	17.52	16.04	16.92	16.18

B-1	First Interstate BancSystem, Inc.
Appendix B - Proxy Card

ANNUAL MEETING OF SHAREHOLDERS OF

FIRST INTERSTATE BANCSYSTEM, INC.

May 20, 2025

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EDT the day before the meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING:
The Notice of Meeting, proxy statement, proxy card, and Annual Report to Shareholders of the Company are available at http://www.astproxyportal.com/ast/40019/

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

00003333333000000000 0 052025

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" EACH OF THE NOMINEES IN PROPOSAL 1, AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
1. Election of Class I Director Nominees:			
NOMINEES:			
1a. Stephen B. Bowman	☐	☐	☐
1b. Stephen M. Lacy	☐	☐	☐
1c. Joyce A. Phillips	☐	☐	☐
1d. Jeremy P. Scott	☐	☐	☐
2. Adoption of non-binding advisory resolution on executive compensation.	☐	☐	☐
3. Ratification of appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025.	☐	☐	☐

NOTE: The proxies will have discretionary authority, to the extent permitted by law, to act and vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____ Date: ____ Signature of Shareholder ____ Date: ____

Note: Please sign exactly as your name or names appear on this Proxy Card. When shares are held jointly, each holder must sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

B-2	First Interstate BancSystem, Inc.

FIRST INTERSTATE BANCSYSTEM, INC.

Proxy Card for Annual Meeting of Shareholders on May 20, 2025

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Stephen B. Bowman, James A. Reuter, and Kirk D. Jensen, and each of them, with the full power of substitution and power to act alone, as proxies to vote all the shares of common stock that the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of First Interstate BancSystem, Inc., to be held on Tuesday, May 20, 2025, at 4:00 p.m., Mountain Time, at the First Interstate Great West Center, 1800 Sixth Avenue North, Billings, MT 59101, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side)

1.1 14475